UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2005 - June 30, 2005

Item 1: Reports to Shareholders

S E M I A N N U A L R E P O R T
2005
Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce TrustShares Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Select Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

Royce Discovery Fund Royce Financial Services Fund	TheRoyceFund
Royce Dividend Value Fund www.roycefunds.com	VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

THE ROYCE FUNDS SELECTION GUIDE

INVESTMENT UNIVERSE

For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of three markets: micro-, small- and mid-cap companies.(Segments representing more than 20% of a Fund’s assets are indicated in the table below. Source: FactSet.)

Micro-Cap—Market Caps less than $500 million
The micro-cap segment is comprised of approximately 5,800 companies with more than $603 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion
The small-cap segment encompasses approximately 1,700 companies with a total capitalization of more than $2.0 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $5 billion
The mid-cap segment includes approximately 460 companies with more than $1.6 trillion in total capitalization. It includes companies that generally are more established businesses that attract greater institutional interest and therefore enjoy greater liquidity.

PORTFOLIO APPROACH

Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, will generally hold relatively smaller positions in a larger number of securities, while a small- or mid-cap oriented Fund will typically hold larger positions in a relatively limited number of securities.

Diversified A Royce diversified portfolio is one that holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited A Royce limited portfolio is one that either (i) invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

VOLATILITY

Each Fund’s volatility is measured using Morningstar’s Overall Risk Ratio, which measures variations in a Fund’s monthly returns with an emphasis on downside performance. The Overall Risk Ratio is a weighted combination of a Fund’s three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared against all small-cap objective funds tracked by Morningstar with at least three years of history (395 funds as of 6/30/05). We consider Funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility, and those in the bottom third to have high volatility.

CURRENT PORTFOLIO CHARACTERISTICS
	Portfolio Composition (as of 6/30/05) *			Portfolio Approach		Volatility (as of 6/30/05)
Fund Name	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Pennsylvania Mutual	■	■			■	■

Royce Micro-Cap	■				■		■

Royce Premier		■	■	■		■

Royce Low-Priced Stock	■	■			■		■

Royce Total Return		■	■		■	■

Royce TrustShares	■	■		■			■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Select		■		■			■

Royce Value		■		■			■

Royce Value Plus	■	■		■				■

Royce Technology Value	■	■		■		—	—	—

Royce 100		■		■		—	—	—

Royce Discovery	■				■	—	—	—

Royce Financial Services	■	■	■	■		—	—	—

Royce Dividend Value		■	■	■		—	—	—
* A larger ■ indicates where a Fund’s Weighted Average Market Capitalization falls.

TABLE OF CONTENTS

Performance Table	2

Letter to Our Shareholders	3

Performance and Portfolio Reviews:
Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Select Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund	4

Schedules of Investments:
Pennsylvania Mutual Fund	20

Royce Micro-Cap Fund	23

Royce Premier Fund	26

Royce Low-Priced Stock Fund	27

Royce Total Return Fund	30

Royce TrustShares Fund	36

Royce Opportunity Fund	38

Royce Special Equity Fund	42

Royce Select Fund	44

Royce Value Fund	45

Royce Value Plus Fund	47

Royce Technology Value Fund	49

Royce 100 Fund	50

Royce Discovery Fund	52

Royce Financial Services Fund	54

Royce Dividend Value Fund	55

Statements of Assets and Liabilities	58

Statements of Changes in Net Assets	62

Statements of Operations	68

Financial Highlights	70

Notes to Financial Statements	76

Understanding Your Fund’s Expenses	82

Notes to Performance and Other Important Information	84

Board Approval of Investment Advisory Agreements	85

	PERFORMANCE TABLE

	AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2005
						10-year/Since
	FUND	Jan-Jun[1]	1-Year	3-Year	5-Year	Inception (Date)

	Pennsylvania Mutual Fund[2]	2.56%	13.94%	14.91%	15.60%	13.88%

	Royce Micro-Cap Fund[2]	-3.31	5.12	12.50	13.63	13.65

	Royce Premier Fund[2]	-0.20	8.53	16.56	14.04	13.32

	Royce Low-Priced Stock Fund	-4.04	3.14	10.31	12.33	15.27

	Royce Total Return Fund[2]	1.47	12.10	13.09	15.15	14.38

	Royce TrustShares Fund[2,3]	-5.00	2.39	11.61	9.88	17.47	12/27/95

	Royce Opportunity Fund[2]	-3.31	6.11	16.33	14.13	17.61	11/19/96

	Royce Special Equity Fund[2]	-2.29	2.25	11.10	18.74	10.88	5/1/98

	Royce Select Fund[3]	-2.79	4.13	15.83	13.94	18.22	11/18/98

	Royce Value Fund	2.03	17.64	23.76	n/a	16.88	6/14/01

	Royce Value Plus Fund	-5.39	6.71	23.89	n/a	22.31	6/14/01

	Royce Technology Value Fund	-8.47	-12.86	15.87	n/a	9.32	12/31/01

	Royce 100 Fund	0.29	12.37	n/a	n/a	18.81	6/30/03

	Royce Discovery Fund	-1.41	6.52	n/a	n/a	14.91	10/3/03

	Royce Financial Services Fund	-1.24	12.53	n/a	n/a	8.92	12/31/03

	Royce Dividend Value Fund	-1.24	10.94	n/a	n/a	9.94	5/3/04

	Russell 2000	-1.25	9.45	12.81	5.71	9.91

	[1] Not annualized.

[2]  All performance, risk and expense information reflects Investment Class results. Shares of the Funds’ Consultant Class, and/or Financial Intermediary Class bear an annual distribution expense that is not borne by or is higher than the Funds’ Investment Class shares.

	[3] The one-year results for Royce TrustShares and Select Funds are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

	Pennsylvania Mutual Fund’s average annual total return for the 30-year period ended 6/30/05 was 15.95%.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money.

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

LETTER TO OUR SHAREHOLDERS

Dear Shareholder,
     In 2005’s first half, large- and small-cap stocks mirrored a performance pattern established in 2004 in which large-cap led during negative return periods, while small-cap drove returns in upswings. The large-cap S&P 500 outperformed the Russell 2000 from January through April, while the small-cap index was ahead in the rally that began after the late April market lows and was still pushing prices upward as of 6/30/05. However, strong performance in the rally could not move the Russell 2000 ahead of the S&P 500 for the year-to-date period ended 6/30/05: The Russell 2000 was down 1.3% versus a decline of 0.8% for the S&P 500, and a greater loss of 5.5% for the Nasdaq Composite.

     In 2003, micro-cap companies enjoyed a terrific year. The following year, high returns came primarily from larger small-cap stocks. No discernible pattern has yet emerged in 2005, as evidenced by The Royce Funds’ mixed year-to-date results. Energy stocks were the clear-cut winners in the small-cap universe through the end of June, though some Royce-managed portfolios with relatively low weightings in the industry, such as Royce Total Return and Financial Services Funds, turned in solid performances just the same. In each of The Royce Funds’ portfolios discussed within, holdings outside the energy industry generally produced modest gains or lost value, though there were a few notable exceptions. As a result, some portfolios struggled a bit in the short and intermediate terms, which can be seen in first-half and one-year returns. Seven of the 16 funds covered in this book beat the Funds’ small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/05. Six funds - Pennsylvania Mutual, Royce Total Return, Royce Value, Royce 100, Royce Financial Services and Royce Dividend Value Funds - outperformed the small-cap index for the one-year period as well.

     Results for periods of three years or longer were solid (if not strong) on a relative basis and very strong on an absolute basis. Of the 12 funds with three or more years of history, all had double-digit average annual total returns for the three-year period ended 6/30/05, and eight were ahead of the benchmark for the three-year period ended 6/30/05: The previously mentioned Pennsylvania Mutual, Royce Total Return and Royce Value Funds were joined by Royce Premier, Opportunity, Select, Value Plus and Technology Value Funds (Royce 100, Discovery, Financial Services and Dividend Value Funds did not have three years of history at June 30). All of The Royce Funds with sufficient history beat the Russell 2000 for the five- and 10-year periods ended 6/30/05. The news was good from a market cycle standpoint as well: Each of The Royce Funds then in existence outperformed the small-cap index from its peak on 3/9/00 through 6/30/05.

     We appreciate your continued support.

For more than 30 years, we have used various value approaches to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

Sincerely,

Charles M. Royce
     President

July 31, 2005

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 3

PENNSYLVANIA MUTUAL FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Manager’s Discussion
Our flagship fund successfully navigated the rough seas of 2005’s first half. Pennsylvania Mutual Fund (PMF) finished the year-to-date period ended 6/30/05 with a return of 2.6%, ahead of its small-cap benchmark, the Russell 2000, which lost 1.3% for the same period. The Fund managed this feat with a combination of relatively strong quarterly performances, especially on the downside. In the dismal first quarter, PMF was down 0.7% (versus a decline of 5.3% for the Russell 2000), while in the second-quarter uptick the Fund gained 3.3%, trailing the Russell 2000’s 4.3% result. Over long-term and market cycle periods, the news was equally good, with the performance pattern of terrific down market performance and competitive up market returns holding true. PMF significantly outpaced the Russell 2000 from the small-cap market peak on 3/9/00 through 6/30/05, 115.6% versus 13.0%. From the small-cap market trough on 10/9/02 through 6/30/05, PMF was up 99.8%, while its benchmark was up 102.3% The Fund outperformed the Russell 2000 for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/05. PMF’s 30-year average annual total return for the period ended 6/30/05 was 16.0%, a long-term accomplishment that gives us great pride.
     As was the case in 2004, gains in the first half of 2005 were dominated by portfolio holdings in Health, which led all the Fund’s sectors on a dollar basis, and Natural Resources. Within Health, two industries suffered losses while three others shined. We took advantage of rising prices by taking gains in healthcare products maker CNS, multiple health-related services provider Horizon Health, and pharmaceutical and nutritional products manufacturer Hi-Tech Pharmacal. We also enjoyed sucess with three top performers in the Natural Resources sector, energy services companies Trican Well Service and Patterson-UTI Energy, and natural gas and oil company, St. Mary Land & Exploration Company. Although the Consumer Products and Technology sectors showed the most significant net losses in the first half, companies both in the red and the black could be found throughout the portfolio. Falling prices led us to increase our position in eFunds Corporation, as it struggled to integrate a new acquisition. Since first buying shares in 2002, we have admired the fundamentals and management of the company, which provides multiple financial services, including risk management, electronic transaction processing and ATM management. We also built our stake in kitchen cabinet and bathroom vanity manufacturer American Woodmark.

Includes reinvestment of distributions.

† All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Consultant Class bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	January - June 2005*			2.56%

	1-Year			13.94

	3-Year			14.91

	5-Year			15.60

	10-Year			13.88

	20-Year			12.76

	25-Year			14.86

	30-Year			15.95
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	PMF	Year	PMF
	2004	20.2%	1996	12.8%

	2003	40.3	1995	18.7

	2002	-9.2	1994	-0.7

	2001	18.4	1993	11.3

	2000	18.4	1992	16.2

	1999	6.0	1991	31.8

	1998	4.2	1990	-11.5

	1997	25.0	1989	16.7

	TOP 10 POSITIONS (% of Net Assets)
	Unit Corporation			1.2%

	St. Mary Land & Exploration Company			1.2

	Buckle (The)			1.2

	Florida Rock Industries			1.2

	Ensign Energy Services			1.1

	Ethan Allen Interiors			1.0

	Endurance Specialty Holdings			1.0

	Endo Pharmaceuticals Holdings			1.0

	Nu Skin Enterprises Cl. A			1.0

	Trican Well Service			1.0

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Natural Resources			14.0%

	Consumer Products			13.4

	Technology			11.5

	Health			10.9

	Industrial Products			10.9

	Consumer Services			9.4

	Financial Intermediaries			8.9

	Industrial Services			3.6

	Financial Services			2.7

	Miscellaneous			1.4

	Cash and Cash Equivalents			13.3

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE MICRO-CAP FUND†

Manager’s Discussion
The last 18 months have not been especially kind to micro-cap companies, an observation unfortunately borne out by the recent performance of Royce Micro-Cap Fund (RMC). The Fund endured an unspectacular first half, down 3.3% for the year-to-date period ended 6/30/05, trailing its small-cap benchmark, the Russell 2000, which lost 1.3% for the same period. The Fund fared relatively well in the bearish first quarter (though “relatively” would be the key word), losing 3.8%, while the Russell 2000 posted a loss of 5.3%. However, in the widespread rally that began on 4/28/05, RMC lost ground, resulting in a diminutive second-quarter return of 0.5%, versus a 4.3% gain for the benchmark. Looking at recent market cycle periods, the picture begins to brighten. The Fund beat its benchmark for the period from the small-cap market peak on 3/9/00 through 6/30/05, up 87.2% versus 13.0%. From the small-cap market trough on 10/9/02 through 6/30/05, RMC was up 102.4%, while its benchmark was up 102.3%. The Fund also held a performance edge over the Russell 2000 for the five-year, 10-year and since inception (12/31/91) periods ended 6/30/05. RMC’s average annual total return since inception was 15.0%.
     Losses could be found throughout the portfolio, although as a group the Fund’s Technology holdings suffered most in the first half, especially those in the components and systems industry; within the Health sector, biotech stocks posted the greatest losses on a dollar basis. Positions that lost money can generally be divided into two groups, those whose ongoing decline in value (along with other issues) led us to sell off or greatly reduce our stake and those whose negative results we regard as short-term. Among the latter group we would include biotech firm Lexicon Genetics. The company uses proprietary gene knockout technology to treat disease. We liked both its new business partnerships and its progress toward new treatments enough to hold a good-sized position at June 30. We also increased our stake in Zila as its price slipped. We liked its low debt as well as its nutritional and pharmaceutical products and biotech businesses. We were less sanguine about the long-term prospects for Able Laboratories, especially after the FDA forced a recall of its (mostly prescription) drug line, a move that led us to sell our position in June. Holdings with sizeable gains were clustered mostly in the retail, oil and gas, and energy services industry. We trimmed our position in The Buckle, a casual clothing retailer that focuses on younger people. A stock that we have liked since first buying shares in 1994, the company’s stock price benefited in the first half from strong same-store sales and a robust market for jeans.

Includes reinvestment of distributions.

†All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
January - June 2005*			-3.31%

1-Year			5.12

3-Year			12.50

5-Year			13.63

10-Year			13.65

Since Inception (12/31/91)			15.04
* Not annualized.

CALENDAR YEAR TOTAL RETURNS
Year	RMC	Year	RMC
2004	15.8%	1997	24.7%

2003	52.6	1996	15.5

2002	-13.4	1995	19.1

2001	23.1	1994	3.6

2000	16.7	1993	23.7

1999	13.7	1992	29.4

1998	-3.3

TOP 10 POSITIONS (% of Net Assets)
Exponent			1.3%

Dawson Geophysical			1.3

Pason Systems			1.2

Tesco Corporation			1.2

Drew Industries			1.2

Northern Orion Resources			1.1

Buckle (The)			1.1

Argonaut Group			1.0

Gulf Island Fabrication			1.0

Western Silver			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Natural Resources			19.2%

Technology			15.2

Health			15.0

Industrial Products			10.9

Industrial Services			7.8

Financial Intermediaries			6.1

Consumer Services			5.7

Consumer Products			2.8

Financial Services			1.2

Miscellaneous			4.7

Cash and Cash Equivalents			11.4

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 5

ROYCE PREMIER FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Managers’ Discussion
Although the kind of high-quality small-cap securities that we seek for Royce Premier Fund’s (RPR) portfolio came back strong in 2004, their first half results in 2005 were as ho-hum as much of the rest of the market. RPR was down 0.2% for the year-to-date period ended 6/30/05, besting its small-cap benchmark, the Russell 2000, which declined 1.3% during the same period. The Fund slogged through the difficult first quarter with a loss of 2.6%, though this was less than half of what its benchmark gave back with a loss of 5.3%. Yet second-quarter results for the Russell 2000, with its 4.3% return, more fully reflected the recovery in equity prices that began in late April, while RPR turned in a relatively underwhelming 2.4%. The Fund’s returns over recent market cycle and other long-term periods were more notable. From the small-cap market peak on 3/9/00 through 6/30/05, RPR outperformed the Russell 2000, 97.5% versus 13.0%. The Fund was also very competitive from the small-cap market trough on 10/9/02 through 6/30/05. RPR gained 99.2% during this period, narrowly trailing its small-cap benchmark’s return of 102.3%. RPR outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/31/91) periods ended 6/30/05. The Fund’s average annual total return since inception was 13.6%.
     Depressed share prices provided several opportunities to build positions for which we had high regard. Dycom Industries provides contract engineering and construction services for the telecommunications and cable industries. In May, the firm forecasted reduced fiscal fourth-quarter revenues (to end on 7/31/05), which caused its stock to remain mostly underwater through the remainder of the first half. We added to our stake throughout the first half. Sixteen months of negative same-store sales left few investors lining up for home goods retailer Pier 1 Imports. We liked the firm’s plans to turn its business around and thus bought more shares between February and early June. Our confidence extended to air-freight, transportation and supply-chain management business EGL, and to scrap metal and recycling business Schnitzer Steel Industries, both of whose businesses met with what we anticipate will be short-term difficulties. On the plus side, we trimmed our position in top holding, fast-growing Trican Well Service, whose businesses include piping and drilling equipment and oil well completion and maintenance services. We also continued to hold a large stake in Endo Pharmaceuticals Holdings. Its price soared in early June when a federal appeals court upheld an earlier decision that allowed the firm to sell a generic version of the painkiller Oxycontin.

Includes reinvestment of distributions.

†All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	January - June 2005*			-0.20%

	1-Year			8.53

	3-Year			16.56

	5-Year			14.04

	10-Year			13.32

	Since Inception (12/31/91)			13.64
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RPR	Year	RPR
	2004	22.8%	1997	18.4%

	2003	38.7	1996	18.1

	2002	-7.8	1995	17.8

	2001	9.6	1994	3.3

	2000	17.1	1993	19.0

	1999	11.5	1992	15.8

	1998	6.7

	TOP 10 POSITIONS (% of Net Assets)
	Trican Well Service			3.4%

	Endo Pharmaceuticals Holdings			3.2

	Ensign Energy Services			3.0

	Lincoln Electric Holdings			2.7

	Nu Skin Enterprises Cl. A			2.7

	Alleghany Corporation			2.7

	IPSCO			2.6

	Simpson Manufacturing			2.5

	Timberland Company Cl. A			2.4

	Glamis Gold			2.4

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Industrial Products			14.8%

	Natural Resources			14.8

	Technology			12.0

	Consumer Products			11.9

	Financial Intermediaries			8.6

	Health			8.4

	Consumer Services			7.0

	Industrial Services			6.1

	Financial Services			2.5

	Miscellaneous			0.5

	Cash and Cash Equivalents			13.4

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE LOW-PRICED STOCK FUND

Manager’s Discussion
Robert Frost once mused, “Something there is that doesn’t love a wall.” Maybe it’s the same something that hasn’t loved low-priced stocks over the last three years, as many of them have collectively hit a wall that has held back performance. Royce Low-Priced Stock Fund (RLP) had a disappointing first half, its loss of 4.0% for the year-to-date period ended 6/30/05 putting it behind its small-cap benchmark, the Russell 2000, which was down 1.3% for the same period. RLP made it through the first quarter with modest losses, and its return of -4.6%, though certainly nothing to brag about, was slightly better than the Russell 2000’s decline of 5.3%. Where the Fund lost its way, as it were, was in the stock market rebound that began on 4/28/05. RLP’s inability to participate to a greater degree in the up-market months of May and June led to a second-quarter underperformance versus the benchmark, up 0.6% versus a gain of 4.3% for the Russell 2000. The one grace note in RLP’s recent results was its ongoing strength in longer-term and market cycle periods ended 6/30/05. The Fund impressively outperformed its benchmark from the small-cap market peak on 3/9/00, 93.8% versus 13.0%. RLP was also ahead of the Russell 2000 for the five-year, 10-year and since inception (12/15/93) periods ended 6/30/05. The Fund’s average annual total return for the since inception period ended 6/30/05 was 15.0%.
     After leading the small-cap market in 2004, energy stocks again were small-cap’s best performers in 2005’s first half. Oil and gas, and energy services stocks mostly posted terrific results in RLP’s portfolio as well. Unfortunately, their gains were offset by losses in precious metals and mining companies to the degree that the Natural Resources sector as a whole made only a marginal positive contribution to the Fund’s year-to-date returns. We held large stakes in several precious metals and mining businesses at June 30, confident in the long-term prospects for the industry. Among other companies that lost money in the first half, we also held a large position in eFunds Corporation, which provides multiple financial services, including risk management, electronic transaction processing and ATM management, based on our high opinion of its fundamentals and management. In two notable instances, share prices declined to levels that made additional purchases attractive when combined with our regard for each firm’s core business: We built our position in Dycom Industries, which provides contract engineering and construction services for telecommunications and cable companies, and in Insituform Technologies, which uses proprietary technologies to repair, replace, maintain and install underground pipes.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
January - June 2005*			-4.04%

1-Year			3.14

3-Year			10.31

5-Year			12.33

10-Year			15.27

Since Inception (12/15/93)			15.00
* Not annualized.

CALENDAR YEAR TOTAL RETURNS
Year	RLP	Year	RLP
2004	13.6%	1998	2.4%

2003	44.0	1997	19.5

2002	-16.3	1996	22.8

2001	25.1	1995	22.5

2000	24.0	1994	3.0

1999	29.8

TOP 10 POSITIONS (% of Net Assets)
Endo Pharmaceuticals Holdings			2.0%

Unit Corporation			1.9

Nu Skin Enterprises Cl. A			1.9

Ensign Energy Services			1.9

Meridian Gold			1.9

Glamis Gold			1.9

Perot Systems Cl. A			1.7

IPSCO			1.6

eFunds Corporation			1.6

Transaction Systems Architects Cl. A			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Natural Resources			19.5%

Technology			17.0

Health			11.8

Consumer Services			10.5

Consumer Products			10.1

Industrial Products			7.8

Industrial Services			6.3

Financial Intermediaries			4.9

Financial Services			1.6

Miscellaneous			2.3

Cash and Cash Equivalents			8.2

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 7

ROYCE TOTAL RETURN FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Manager’s Discussion
Dividend-paying companies may never become the next big trend in investing, but in our admittedly biased opinion, they are classics that never go out of style. Royce Total Return Fund (RTR) gained 1.5% in the year-to-date period ended 6/30/05, outperforming its small-cap benchmark, the Russell 2000, which was down 1.3% for the same period. The Fund’s solid first half was the result of relatively strong performance in the down market of the first quarter (-1.1% versus -5.3% for the Russell 2000) and competitive results in the more bullish second quarter (+2.6 versus +4.3% for the benchmark). RTR’s recent market cycle returns expand on this model of strong down-period returns combined with solid up-market results. From the small-cap market peak on 3/9/00 through 6/30/05, the Fund significantly outpaced the Russell 2000, 115.4% versus 13.0%. RTR trailed the benchmark from the small-cap market trough on 10/9/02 through 6/30/05, though it gained a respectable 76.5% in that time span versus a 102.3% return for the small-cap index. The Fund also outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/15/93) periods ended 6/30/05. RTR’s average annual total return since inception was 14.1%.
     Results for many of the Fund’s industrial-based holdings that helped to elevate performance in 2004 cooled off in the first half of 2005, though there were a few happy exceptions, including the portfolio’s number-one gainer on a dollar basis, Seaboard Corporation, which occupied the same position in 2004. After faltering somewhat during April, the price of this pork processing and shipping business recovered in May, when we took some gains. Energy stocks once again led small-cap performance in the market as a whole and in the Fund. Unfortunately, few other sectors were able to follow. Lufkin Industries, which manufactures oil field, power transmission and trailer products, is a company that we repurchased in RTR’s portfolio back in 1999. Its price rose slowly but steadily from early 2003 before gushing through the end of 2005’s second quarter. As with Seaboard Corporation, we trimmed our position in May. Holdings in the Technology and Consumer Products sectors showed the largest losses on a dollar basis. The share price of gift product and collectibles manufacturer Russ Berrie & Company continued to fall as sales slipped. Nonetheless, we added to our position in the first half because our confidence in the firm’s ability to right itself remained strong. Disappointing earnings over two consecutive quarters have driven investors away from Black Box, a firm that provides various network and wireless services, but we liked its core businesses enough to add to our position in the first half.

Includes reinvestment of distributions.

†All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	January - June 2005*			1.47%

	1-Year			12.10

	3-Year			13.09

	5-Year			15.15

	10-Year			14.38

	Since Inception (12/15/93)			14.14
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTR	Year	RTR
	2004	17.5%	1998	4.8%

	2003	30.0	1997	23.7

	2002	-1.6	1996	25.5

	2001	14.8	1995	26.9

	2000	19.4	1994	5.1

	1999	1.6

	TOP 10 POSITIONS (% of Net Assets)
	Canadian Government Bonds			2.0%

	Alliance Capital Management Holding L.P.			1.2

	Vornado Realty Trust			0.7

	Nuveen Investments Cl. A			0.6

	TSX Group			0.6

	Federated Investors Cl. B			0.6

	CLARCOR			0.6

	Commerce Group			0.6

	Alleghany Corporation			0.6

	Seaboard Corporation			0.5

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Industrial Products			17.9%

	Financial Intermediaries			14.7

	Industrial Services			9.9

	Natural Resources			9.1

	Financial Services			7.7

	Consumer Products			6.2

	Consumer Services			6.1

	Technology			5.4

	Health			4.4

	Utilities			1.7

	Miscellaneous			2.8

	Bonds and Preferred Stocks			3.5

	Treasuries, Cash and Cash Equivalents			10.6

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE TRUSTSHARES FUND†

Manager’s Discussion
Too many holdings in Royce TrustShares Fund’s (RTS) limited portfolio of small- and micro-cap stocks have not been in a giving mood over the last several months. The Fund was down 5.0% in 2005’s first half, behind its small-cap benchmark, the Russell 2000, which declined 1.3% for the same period. The Fund’s performance year-to-date through 6/30/05 was disappointing regardless of how it compared to its benchmark. Our dissatisfaction was exacerbated by RTS’s struggles in the first four months of 2005, a bearish period in which we would typically expect to do better. As it happened, the Fund was down 6.9% in the first quarter and gained a relatively paltry 2.0% in the second. (The Russell 2000’s returns for these same periods were -5.3% and +4.3%.) RTS’s recent market cycle performances have fortunately been somewhat stronger than its recent short-term record. The Fund beat its benchmark for the period from the small-cap market peak on 3/9/00 through 6/30/05, up 61.9% versus 13.0%. RTS also gained 88.9% from the small-cap market trough on 10/9/02 through 6/30/05, a period in which the Russell 2000 was up 102.3% The Fund outperformed its benchmark for the five-year and since inception (12/27/95) periods ended 6/30/05. RTS’s average annual total return since inception was 17.5%.
     Although holdings in the Technology sector were the leading cause of negative returns, there were losses in all of the Fund’s sectors. Poor performance owed more to a larger number of companies losing money in a down market than it did to exceptionally difficult or catastrophic conditions in a particular sector or industry. In some cases, we added to existing positions, while in others we held on because declining prices did not create compelling bargains. There were also situations that led us to sell positions. In late January, pharmaceutical and specialty chemical distributor Aceto Corporation announced that its earnings would fall below initial expectations, a development that left its stock price tumbling through much of the first half, even following the announcement in May of record quarterly sales. We increased our position between January and April. The share price of aerospace components maker Lowrance Electronics declined in the face of disappointing earnings. We liked the firm’s balance sheet and cash flow enough to hold on to a good-sized stake at June 30. We had a different reaction to the more serious problems of Willbros Group. A long-time holding, the energy services company conducted an internal investigation that led to it restating results for 2002, 2003 and the first three quarters of 2004. We sold our shares in May.

Includes reinvestment of distributions.

†All performance and risk information for RTS reflects Investment Class results. Shares of the RTS’s Consultant Class bear an annual distribution expense that is higher than that of the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
	January - June 2005*	-5.00%

	1-Year	4.48

	1-Year (net)[1]	2.39

	3-Year	11.61

	5-Year	9.88

	Since Inception (12/27/95)	17.47
*	Not annualized.
[1]	One-year net results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTS
	2004	20.4%

	2003	38.1

	2002	-18.9

	2001	20.5

	2000	11.7

	1999	41.8

	1998	19.5

	1997	26.0

	1996	25.6

	TOP 10 POSITIONS (% of Net Assets)
	Alliance Capital Management Holding L.P.	3.5%

	Ritchie Bros. Auctioneers	2.3

	E*TRADE Financial	2.0

	Nuveen Investments Cl. A	1.8

	Lincoln Electric Holdings	1.8

	Morningstar	1.8

	Rofin-Sinar Technologies	1.8

	Brown & Brown	1.7

	Aceto Corporation	1.6

	Excel Technology	1.6

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Technology	30.7%

	Industrial Products	18.0

	Financial Services	13.6

	Health	8.7

	Industrial Services	6.8

	Natural Resources	4.3

	Consumer Services	3.6

	Consumer Products	3.5

	Financial Intermediaries	2.0

	Miscellaneous	4.7

	Cash and Cash Equivalents	4.1

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 9

ROYCE OPPORTUNITY FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Manager’s Discussion
As of June 30, a few too many opportunities had not yet turned into profitable ones for Royce Opportunity Fund (ROF) during 2005’s first half. The Fund was down 3.3% for the year-to-date period ended 6/30/05, trailing its small-cap benchmark, the Russell 2000, which lost 1.3% during the same period. Along with most of the stock market, ROF suffered through a tough first quarter, down 4.4% versus a decline of 5.3% for its small-cap benchmark, the Russell 2000. The Fund then rebounded during the rally that began to kickstart share prices on 4/28/05, but its 1.1% return in the second quarter could not overcome its earlier difficulties. Still, the Fund’s recent market cycle and long-term performances were strong. For the periods ended 6/30/05, ROF remained in front of its benchmark from the small-cap market peak on 3/9/00 (+94.8% versus +13.0%) and from the small-cap market trough on 10/9/02 through 6/30/05 (+144.4% versus +102.3%), impressive outperformance in both down and up market periods. The Fund also outpaced the Russell 2000 for the three-year, five-year and since inception (11/19/96) periods ended 6/30/05. ROF’s average annual total return for the since inception period ended 6/30/05 was 17.6%.
     In a disappointing short-term performance period such as 2005’s first half, we think it’s important to point out that the Fund is a contrarian portfolio that anticipates each holding going through three stages: First is the investment period in which we build a position because a company’s stock price is depressed. (Stock price depreciation can happen for any number of reasons.) Improvement in the stock price marks the second stage, which most commonly occurs when the business’s earnings begin to improve. When a rising stock price hits our sell targets, the final stage has arrived, and we reduce or sell our position. Of course, stages two and three can take a long time to materialize. We can also think of plenty of examples in which the opposite occurs, and we take our losses and move on. In the first half of 2005, we used numerous opportunities to buy both in the anticipation of, and in response to, poor earnings. Many companies were hit even harder than we would have expected. We found what we thought was solid value in various industries throughout the market. The Fund was underweighted in energy stocks relative to the Russell 2000 in the first half, while also holding a relatively larger share of Technology issues, which was a factor on the Fund’s first-half results.

Includes reinvestment of distributions.

†All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	January - June 2005*	-3.31%

	1-Year	6.11

	3-Year	16.33

	5-Year	14.13

	Since Inception (11/19/96)	17.61
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	ROF
	2004	17.5%

	2003	72.9

	2002	-17.0

	2001	17.3

	2000	19.9

	1999	32.3

	1998	4.9

	1997	20.8

	TOP 10 POSITIONS (% of Net Assets)
	Titanium Metals	0.9%

	Hexcel Corporation	0.9

	McGrath RentCorp	0.9

	Atlas Air Worldwide Holdings	0.8

	Barnes Group	0.8

	Trinity Industries	0.7

	Park Electrochemical	0.7

	Flowserve Corporation	0.7

	CIRCOR International	0.7

	UNOVA	0.7

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Technology	35.5%

	Industrial Products	28.6

	Industrial Services	7.3

	Consumer Services	6.5

	Consumer Products	3.8

	Health	3.5

	Natural Resources	3.1

	Financial Intermediaries	2.8

	Financial Services	1.2

	Miscellaneous	1.3

	Cash and Cash Equivalents	6.4

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE SPECIAL EQUITY FUND†

Manager’s Discussion
While we would not go so far as to argue that the recent (and so far short-term) market rally was a bad thing, it did contribute to short-term relative underperformance for Royce Special Equity Fund (RSE). RSE lost 2.3% in 2005’s first half, a result that left it behind its small-cap benchmark, the Russell 2000, which declined 1.3% for the same period. The Fund fared relatively well in the first-quarter downdraft (that actually lasted through late April), down 2.4% versus a loss of 5.3% for the small-cap index. RSE then underperformed in the more dynamic second quarter, up 0.1% versus 4.3% for the Russell 2000. The Fund’s strength historically has not been to thrive during short-term, up-market swings, but instead to lose less, or even gain, during down markets with the end result of strong absolute returns over market cycle and other long-term performance periods. Still, the Fund’s results were disappointing, even though we ultimately do not put much stock in any six-month period, good or bad. Looking over longer-term time spans, RSE’s results were much more encouraging. From the small-cap market peak on 3/9/00 through 6/30/05, the Fund held a significant performance edge over the Russell 2000, up 146.8% versus 13.0%. RSE outperformed its benchmark for the five-year and since inception (5/1/98) periods ended 6/30/05. The Fund’s average annual total return since inception was 10.9%.
     One advantage to having managed money for more than 25 years has been the ability to observe a variety of market cycles during which different portfolio managers and/or approaches were out of style. The market zigs while a given manager zags, and vice-versa. This is one reason why we do not trouble ourselves over the Fund’s recent short-term and 12-month performances. RSE’s historical performance patterns show that it has been out of sync with the market more often than not, something that is in large part a product of the Fund’s emphasis on 12-month trailing metrics such as balance sheet quality and returns on invested capital. The Fund’s one-year results were an “off” period, though its market-cycle, five-year and since inception returns remained strong on both an absolute and relative basis. As in 2004, energy stocks were not represented in RSE’s portfolio, and once again, they dominated small-cap performance. In addition, the Fund’s two largest sectors, Industrial Products and Consumer Products, posted net losses. In most cases, we added to existing positions as prices fell. We built our stake in kitchen cabinet and bathroom vanity maker American Woodmark, power equipment and engine manufacturer Briggs & Stratton and plastic resin and compound producer A. Schulman. On the plus side, the share price of retailer The Neiman Marcus Group rose in the first half, spurred on by strong same-store sales, and ultimately a takeover bid, in what was a solid market for retail stocks.

Includes reinvestment of distributions.

†All performance and risk information for RSE reflects Investment Class results. Shares of the RSE’s Consultant and Financial Intermediary Classes bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
	January - June 2005*	-2.29%

	1-Year	2.25

	3-Year	11.10

	5-Year	18.74

	Since Inception (5/1/98)	10.88
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RSE
	2004	13.9%

	2003	27.6

	2002	15.3

	2001	30.8

	2000	16.3

	1999	-9.6

	TOP 10 POSITIONS (% of Net Assets)
	Banta Corporation	3.9%

	Borders Group	3.8

	Lubrizol Corporation	3.4

	Bio-Rad Laboratories Cl. A	3.1

	Lancaster Colony	3.1

	Bandag Cl. A	2.7

	Cascade Corporation	2.7

	National Presto Industries	2.5

	Schweitzer-Mauduit International	2.5

	Sanderson Farms	2.3

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Industrial Products	28.8%

	Consumer Products	19.1

	Consumer Services	17.4

	Industrial Services	16.3

	Health	5.9

	Financial Services	1.6

	Technology	1.4

	Miscellaneous	1.0

	Cash and Cash Equivalents	8.5

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 11

ROYCE SELECT FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Manager’s Discussion
We think that the holdings in Royce Select Fund’s (RSF) limited portfolio are some of the highest quality companies that the small-cap world has to offer, but in the first half of 2005, the market made a different assessment. RSF was down 2.8% for the year-to-date period ended 6/30/05, trailing its small-cap benchmark, the Russell 2000, which lost 1.3% in the same period. After losing less than its benchmark in the bearish first quarter (-3.9% versus -5.3%), the Fund rallied in the upswing that took off on 4/28/05. Unfortunately for the short-term performance picture (an image we never linger over for long), RSF failed to keep pace with the Russell 2000. The Fund gained 1.2% in the second quarter compared to 4.3% for the small-cap index. However, the Fund’s returns over recent market cycle and other long-term periods remained impressive on both an absolute and relative basis. For the periods ended 6/30/05, RSF beat its benchmark from both the small-cap market peak on 3/9/00 (+95.5% versus +13.0%) and from the small-cap market trough on 10/9/02 through 6/30/05 (+112.9% versus +102.3%). RSF also outperformed the Russell 2000 for the three-year, five-year and since inception (11/18/98) periods ended 6/30/05. The Fund’s average annual total return since inception was 18.2%.
     Holdings in the Technology sector posted the greatest losses on a dollar basis, as they generally did in the small-cap universe as a whole, continuing a trend that began in 2004. We parted ways with information technology (IT) consultant Gartner Group in February. Although the company showed a loss for 2005, our experience overall was positive. Late in June, we substantially reduced our position in business software company Verity after an earnings disappointment left us in doubt about the firm’s long-term prospects. On the other hand, we added to our stake in Technitrol, which manufactures electronic components and electrical contacts for various industries, primarily because of its low debt and positive cash flow. Outside of Technology, we sold our position out of RSF’s portfolio in energy services business Input/Output after it made a major downward adjustment to its earnings back in January. We also continued to hold a large position in eFunds Corporation, which provides multiple financial services, including risk management, electronic transaction processing and ATM management because of our high regard for its management and fundamentals. We reinitiated a position in contract oil and gas drilling services company Helmerich & Payne during January. We then took sizeable gains in February, May and June after its price nearly doubled, making it a rare short-term turnaround.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	January - June 2005*	–2.79%

	1-Year	6.26

	1-Year (net)[1]	4.13

	3-Year	15.83

	5-Year	13.94

	Since Inception (11/18/98)	18.22
*	Not annualized.

[1]	One-year net results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

	CALENDAR YEAR TOTAL RETURNS
	Year	RSF
	2004	19.1%

	2003	48.7

	2002	–15.8

	2001	24.5

	2000	15.0

	1999	35.4

	TOP 10 POSITIONS (% of Net Assets)
	Alliance Capital Management Holding L.P.	3.7%

	Ritchie Bros. Auctioneers	3.3

	Polo Ralph Lauren Cl. A	2.9

	Penn Virginia	2.7

	SEI Investments	2.7

	Nuveen Investments Cl. A	2.6

	Cognex Corporation	2.3

	Plexus Corporation	2.2

	Exar Corporation	2.2

	ADTRAN	2.2

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Technology	23.9%

	Financial Services	16.5

	Industrial Products	10.3

	Industrial Services	8.1

	Health	7.1

	Consumer Services	6.6

	Consumer Products	3.7

	Natural Resources	3.7

	Financial Intermediaries	2.4

	Miscellaneous	3.8

	Cash and Cash Equivalents	13.9

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE VALUE FUND

Managers’ Discussion
One of our newer portfolios showed up many of its more seasoned siblings in the mostly difficult first six months of 2005. Royce Value Fund (RVV) finished the year-to-date period ended 6/30/05 with a return of 2.0%, ahead of its small-cap benchmark, the Russell 2000, which lost 1.3% for the same period. The Fund achieved its positive results with a combination of solid downside and upside performances. In the first quarter downdraft (which actually lasted through 4/28/05), the Fund was down 0.6% compared to the Russell 2000’s decline of 5.3%. When stock prices began to perk up in late April, RVV followed suit, with a second-quarter return of 2.6% that trailed the benchmark’s 4.3% result. The Fund also did well over long-term and market cycle periods. From the small-cap market trough on 10/9/02 through 6/30/05, RVV beat the small-cap index, gaining 166.9% versus 102.3% for the Russell 2000. The Fund also outperformed its benchmark for the one-, three-year and since inception (6/14/01) periods ended 6/30/05. RVV’s average annual total return since inception was 16.9%.
     In contrast to the small-cap market as a whole (as well as other Royce-managed portfolios), most of the Fund’s sectors posted net gains, with losses coming from Financial Services, Industrial Products and Industrial Services. More in line with the small-cap world were RVV’s gains in energy stocks. Holdings in the Natural Resources sector made the greatest positive impact on performance, with oil and gas company St. Mary Land & Exploration Company, and energy services firms Trican Well Service and Patterson-UTI Energy leading the way. Although the price of each rose in the first half, we added to our position in all three companies. Outside of Natural Resources, we built our stake in eFunds Corporation, a company whose businesses include multiple financial services, risk management, electronic transaction processing and ATM management, because of our high opinion of its management and fundamentals. Its share price tumbled, especially in the second quarter as it worked to integrate a new acquisition. Our preference for strong fundamentals also led us to buy more shares of two companies that we rate as strong niche businesses. Scrap metal business Schnitzer Steel Industries saw its stock price soar to record highs earlier in 2005. Investors wasted little time taking profits, especially in light of analysts’ anxiety about the future prospects for the steel industry, and its stock price tumbled in the process. Telecommunications equipment maker Foundry Networks is the kind of picks-and-shovels technology products and services firm that we have always liked, with low debt and improved cash flows.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
	January - June 2005*	2.03%

	1-Year	17.64

	3-Year	23.76

	Since Inception (6/14/01)	16.88
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RVV
	2004	30.9%

	2003	54.3

	2002	-23.5

	TOP 10 POSITIONS (% of Net Assets)
	Aspen Insurance Holdings	2.9%

	Nu Skin Enterprises Cl. A	2.8

	Trican Well Service	2.7

	eFunds Corporation	2.4

	Ensign Energy Services	2.3

	St. Mary Land & Exploration Company	2.2

	Endurance Specialty Holdings	2.1

	Polo Ralph Lauren Cl. A	2.1

	AmerUs Group	2.0

	Tektronix	2.0

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Natural Resources	17.2%

	Consumer Products	13.7

	Technology	12.1

	Financial Intermediaries	11.3

	Consumer Services	10.6

	Industrial Products	9.1

	Health	5.5

	Financial Services	4.1

	Industrial Services	1.7

	Miscellaneous	2.4

	Cash and Cash Equivalents	12.3

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 13

ROYCE VALUE PLUS FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Managers’ Discussion
If 2003 and 2004 were big “plus” years from a performance perspective, then the first half of 2005 was very much a “minus” period for Royce Value Plus Fund’s (RVP) limited portfolio of small- and micro-cap stocks. RVP endured a dismal first half, with its decline of 5.4% for the year-to-date period ended 6/30/05 trailing its small-cap benchmark, the Russell 2000, which lost 1.3% for the same period. The Fund struggled in the downdraft that lasted through the first quarter until 4/28/05, losing 5.4% in the opening quarter and another 5.1% in April. This made the possibility of posting positive first-half results somewhat challenging, to say the least. So while the Fund rebounded with a 6.2% return from the interim small-cap trough on 4/28/05 through 6/30/05, it was not enough to undo the previous four months of bearish results. More encouraging was the Fund’s strength in the longer-term and market cycle periods ended 6/30/05. RVP soundly beat the Russell 2000 from the small-cap market trough on 10/9/02, gaining 170.2% versus 102.3% for the small-cap index. The Fund was also ahead of the Russell 2000 for the three-year and since inception (6/14/01) periods ended 6/30/05. The Fund’s average annual total returns for the three-year and since inception periods ended 6/30/05 were 23.9% and 22.3%.
     Eight of the Fund’s nine sectors posted net losses in the first half, with the most significant on a dollar basis coming from the Technology, Industrial Products and Health sectors. Profit-taking was part of the story of the market’s struggles in the first quarter, as these sectors were three of the Fund’s four top-performing areas in 2004. In most cases, we took advantage of lower prices by buying additional shares. We more than tripled our position in Schnitzer Steel Industries when its price began to slip after reaching record highs earlier in 2005. The difficulty of integrating a new acquisition was a factor in the falling share price of eFunds Corporation. Liking its fundamentals and management, we added to our stake in this multi-service financial company that deals in risk management, electronic transaction processing and ATM management. Low debt, improving cash flow characteristics and a plummeting share price led us to build our position in telecommunications equipment and services company Foundry Networks. Although its rising price led us to trim our position, the growing business of Trican Well Service, namely in oil well completion and maintenance services, encouraged us to hold a large stake at June 30. The rising share price of video game and computer entertainment software retailer GameStop Corporation hit our sell target, prompting us to sell our shares in the second quarter.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	January - June 2005*	-5.39%

	1-Year	6.71

	3-Year	23.89

	Since Inception (6/14/01)	22.31
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RVP
	2004	28.2%

	2003	79.9

	2002	-14.7

	TOP 10 POSITIONS (% of Net Assets)
	eFunds Corporation	2.3%

	Nu Skin Enterprises Cl. A	2.2

	Schnitzer Steel Industries Cl. A	2.1

	Ensign Energy Services	2.0

	Trican Well Service	1.9

	Endo Pharmaceuticals Holdings	1.8

	IPSCO	1.7

	Perot Systems Cl. A	1.7

	Photronics	1.7

	Foundry Networks	1.6

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Technology	16.2%

	Health	15.5

	Industrial Products	13.8

	Natural Resources	13.5

	Industrial Services	11.1

	Consumer Products	8.1

	Financial Services	6.0

	Financial Intermediaries	2.8

	Consumer Services	2.2

	Miscellaneous	2.7

	Cash and Cash Equivalents	8.1

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE TECHNOLOGY VALUE FUND

Manager’s Discussion
For small-cap technology companies, the first half of 2005 paralleled the previous calendar year, which is disappointing news for investors in Royce Technology Value Fund (RTV). As was the case in 2004, the first six months of 2005 saw a late rally that was not enough to overcome an earlier period of low returns. And once again, as in 2004, small-cap technology underperformed both larger tech issues and the stock market as a whole. RTV was down 8.5% for the year-to-date period ended 6/30/05, trailing both its small-cap benchmark, the Russell 2000, which declined 1.3%, and the technology sector of the Russell 2500 Index, which lost 8.1%, for the same period. The Fund suffered the dubious distinction of losing more on the downside and gaining less than its benchmark in the uptick. RTV was down 12.0% in the bearish first quarter, versus losses of 5.3% for the Russell 2000 and 10.3% for the micro-, small- and mid-cap companies that comprise the technology sector of the Russell 2500. The Fund was up 4.1% in the second-quarter rally compared to gains of 4.3% for the Russell 2000 and 2.5% for the Russell 2500 Technology sector. The Fund’s recent trough-to-peak market cycle performance and its longer-term average annual total returns were a bit better than its recent short-term results. RTV posted solid performance from the small-cap market trough on 10/9/02 through 6/30/05, gaining 100.9% versus returns of 102.3% for the Russell 2000 and 129.2% for the Russell 2500 Technology sector. The Fund outperformed its benchmark for the three-year period ended 6/30/05 and beat the Russell 2500 Technology sector for the three-year and since inception (12/31/01) periods ended 6/30/05. RTV’s average annual total return since inception was 9.3%.
     While we saw a number of fundamentally solid small-cap technology companies with modest-to-fair growth over the last 12-18 months, the market saw chances to sell in a climate that looks excessively driven by liquidity in our eyes. It seemed that if a company in the tech business was not named “Google,” then life was pretty grim, at least through the interim small-cap trough on 4/28/05. The environment for tech improved marginally as the market as a whole rebounded, but the recovery was inconsistent. Based on their business fundamentals, we still liked the long-term prospects for many of RTV’s holdings, not simply those that enjoyed the more robust market of May and June. Thus, we held a large position in knowledge-retrieval software business Verity at June 30, even though its price fell through much of the first half, based on what we thought was a highly attractive valuation. Although the price of medical software and Internet application business The Trizetto Group mostly rose through 2005’s first six months, we repurchased shares in May after reducing our position because of its improving fundamentals and our confidence in its ability to keep growing.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
	January - June 2005*	-8.47%

	1-Year	-12.86

	3-Year	15.87

	Since Inception (12/31/01)	9.32
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTV
	2004	-9.6%

	2003	90.7

	2002	-13.4

	TOP 10 POSITIONS (% of Net Assets)
	SCO Group (The)	5.0%

	Jacada	2.9

	Stellent	2.5

	RightNow Technologies	2.4

	WebMD Corporation	2.4

	Intevac	2.1

	Aspen Technology	2.1

	Transaction Systems Architects Cl. A	2.1

	Indus International	2.1

	Verity	2.1

	INDUSTRY GROUP BREAKDOWN % of Net Assets
	Software	27.0%

	Internet Software and Services	23.1

	Telecommunications	14.1

	Commercial Services	5.8

	Semiconductors and Equipment	3.3

	Components and Systems	2.8

	Aerospace and Defense	1.5

	IT Services	1.5

	Other Financial Intermediaries	1.5

	Health Services	1.4

	Miscellaneous	1.0

	Cash and Cash Equivalents	17.0

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 15

ROYCE 100 FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Managers’ Discussion
Although it’s one of our newer offerings, Royce 100 Fund (ROH) is fast distinguishing itself as one of our steadier-performing portfolios. The Fund was also one of only three of our 16 open-end funds to post positive performance in the first half of 2005. ROH gained 0.3% in the year-to-date period ended 6/30/05, enough to outperform its small-cap benchmark, the Russell 2000, which was down 1.3% for the same period. The Fund was able to put together its respectable first half by turning in a relatively solid performance in the down market of the first quarter (-2.9% versus -5.3% for the Russell 2000) and showing decent results in the market rally of the second quarter (+3.3% versus +4.3% for the benchmark). ROH displayed a similar pattern in recent short-term market cycle periods: The Fund was up 0.3% from the interim small-cap market peak on 12/28/04 through 6/30/05 compared to a loss of 1.6% for its small-cap benchmark. From the interim small-cap market trough on 4/28/05 through 6/30/05, the Fund gained 9.7% versus 11.5% for the Russell 2000. In addition, ROH outperformed the Russell 2000 for the one-year period ended 6/30/05. Although ROH underperformed its benchmark for the since inception (6/30/03) period, we were very pleased with its performance on an absolute basis for that relatively short time span. The Fund’s average annual total return since inception was 18.8%.
     Both gains and losses could be found in all of the Fund’s sectors and industry groups. Other than the Fund’s two best performers on a dollar basis—Financial Services businesses Morningstar and Nasdaq Stock Market, both first purchased in 2005—gains and losses were also modest. Holdings in the Technology sector posted the largest dollar-based losses in the first half, accounting for five of ROH’s top-ten money-losing holdings. We also showed losses in three companies in which lower prices allowed us to build our position during the first half: multi-service financial firm eFunds Corporation, retailer Pier 1 Imports and motorsports collectibles business Action Performance Companies. After selling our shares last December, we re-initiated a position in petroleum products storage and transport company Holly Corporation. We liked its position as a regional energy company and its hefty dividend. We have owned shares of casual clothing retailer The Buckle in other Royce-managed portfolios for more than 10 years due to our high regard for its conservative, well-run operation. It was an early portfolio selection for ROH as well. Investors seem to have caught on, as increasing same-store sales appeared to boost its share price in the first half. We owned a large stake at June 30.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	January - June 2005*	0.29%

	1-Year	12.37

	Since Inception (6/30/03)	18.81
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	ROH
	2004	27.2%

	TOP 10 POSITIONS (% of Net Assets)
	Lincoln Electric Holdings	1.7%

	Nuveen Investments Cl. A	1.6

	Morningstar	1.5

	Universal Truckload Services	1.4

	Drew Industries	1.4

	SEI Investments	1.4

	Endo Pharmaceuticals Holdings	1.3

	Cimarex Energy	1.3

	Investment Technology Group	1.3

	Arrow International	1.3

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Industrial Products	17.5%

	Technology	16.9

	Financial Services	10.6

	Industrial Services	10.6

	Health	9.4

	Consumer Services	8.0

	Consumer Products	6.1

	Natural Resources	5.2

	Financial Intermediaries	2.8

	Miscellaneous	4.4

	Cash and Cash Equivalents	8.5

16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE DISCOVERY FUND

Manager’s Discussion
After dominating small-cap performance in 2003, micro-cap stocks cooled off a bit in 2004 and were mostly behind their larger small-cap peers during the first half of 2005. Royce Discovery Fund (RDF) was down 1.4% for the year-to-date period ended 6/30/05, slightly trailing its small-cap benchmark, the Russell 2000, which lost 1.3% in the same period. RDF did relatively well in the first-quarter downdraft, as one might expect from a micro-cap portfolio built using a quantitative model based on conservative value criteria. The Fund was down 4.4% versus a loss of 5.3% for the Russell 2000. It was in the more dynamic market following the interim small-cap trough on 4/28/05 that RDF failed to keep pace with the small-cap index. The Fund gained 3.1% in the second quarter versus a return of 4.3% for the Russell 2000. We do not believe that the Fund’s narrow underperformance versus its benchmark is of any consequence relative to its goal of outperforming the Russell 2000 over full market cycle and other long-term periods. RDF outpaced the Russell 2000 for the since inception (10/3/03) period ended 6/30/05. The Fund’s average annual total return since inception was 14.9%.
     The Fund’s first six months of 2005 resembled the entire year of 2004 to some extent. Returns through the first nine months of 2004 were negative before a furious fourth-quarter rally gave the Fund a positive return for the year, though it was not enough to overcome a higher return for the benchmark. Part of the Fund’s underperformance versus the Russell 2000 for the year-to-date period ended 6/30/05 can be attributed to its underweighting in energy stocks, which led small-cap returns through the first half as they did in 2004. The Fund’s holdings in oil and gas as well as energy services companies did well, but they were only a small part of the portfolio. In contrast to much of the small-cap market, RDF’s Technology issues posted strong positive performance as a group. Much of the gain came from two holdings in the software business. In June, we sold our shares of hospitality and retail software maker PAR Technology after its price climbed well beyond our sell target. That same month, we sold our position in business software company TALX Corporation as its price was on the rise. Elsewhere in the portfolio, the greatest losses on a dollar basis came from the Industrial Products sector, with Olympic Steel, LeCroy Corporation and Aceto Corporation posting the largest losses in the first half.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
	January - June 2005*	-1.41%

	1-Year	6.52

	Since Inception (10/3/03)	14.91
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RDF
	2004	13.4%

	TOP 10 POSITIONS (% of Net Assets)
	MTC Technologies	0.9%

	Capital Crossing Bank	0.9

	SI International	0.8

	Trans World Entertainment	0.8

	EnPro Industries	0.8

	Noble International	0.8

	Amedisys	0.8

	Hallwood Group	0.8

	Synaptics	0.8

	Hi-Tech Pharmacal	0.8

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Technology	18.8%

	Health	18.4

	Financial Intermediaries	12.0

	Industrial Products	8.3

	Consumer Services	7.9

	Industrial Services	7.4

	Consumer Products	5.0

	Natural Resources	2.1

	Financial Services	2.0

	Miscellaneous	4.7

	Cash and Cash Equivalents	13.4

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 17

ROYCE FINANCIAL SERVICES FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
Manager’s Discussion
The quarterly performances of Royce Financial Services Fund (RFS) displayed less volatility than comparable results for its small-cap benchmark, the Russell 2000, though each finished the first half in a similar place. RFS was down 1.2% for the year-to-date period ended 6/30/05, nearly even with the Russell 2000, which was down 1.3% for the same period, but slightly trailing the micro-, small- and mid-cap companies in the financial services sector of the Russell 2500 Index, which declined 0.9% in the first half. RFS was down 2.3% in the first quarter, versus a loss of 5.3% for its benchmark and 7.5% for the financial services sector of the Russell 2500 Index. In the second quarter, which was helped by the market rally that began in late April, the Fund gained 1.1%, losing ground to both the Russell 2000 (+4.3%) and the financial services companies in the Russell 2500 Index (+7.0%). Although the Fund is young, we have been pleased with its results thus far, even allowing for its somewhat disappointing first-half results. We were also encouraged by its relative lack of volatility during the first six months of 2005. RFS beat the Russell 2000 for the one-year period ended 6/30/05. The Fund’s average annual total return since inception (12/31/03) was 8.9%.
     The Federal Reserve raised interest rates one quarter point four times in the first half, continuing the generally measured pace of previous increases; the net effect was an increase of 1% from December 2004. In addition, long-term interest rates continued to decline. This meant good news for bond investors. After defying forecasts that it would weaken in 2004, the market for debt was surprisingly resilient through June 30, perhaps in part because of the perception that the U.S. economy is slowing down, although inflation remains more of a concern than recession, especially on the part of the Federal Reserve. In any case, these developments played a role in the rebound of many financial services stocks in 2005’s second quarter. There were a couple of problems for the Fund with this otherwise rosy picture for financial companies. The first was that even in the first quarter, prices did not decline across the board to levels that we found attractive from a buyer’s perspective, a situation that may have hindered returns in 2004 as well. The second was that the interest-rate developments helped certain financial businesses, but not all. The upshot was a quiet six months in terms of both portfolio buying and selling and in terms of performance.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	January - June 2005*	-1.24%

	1-Year	12.53

	Since Inception (12/31/03)	8.92
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RFS
	2004	15.1%

	TOP 10 POSITIONS (% of Net Assets)
	Alliance Capital Management Holding L.P.	5.0%

	Nuveen Investments Cl. A	4.3

	Fair Isaac	3.7

	Epoch Holding	3.4

	Brown & Brown	3.0

	Morningstar	2.8

	Federated Investors Cl. B	2.8

	Bank of NT Butterfield	2.8

	Aspen Insurance Holdings	2.6

	SEI Investments	2.5

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Financial Intermediaries	48.0%

	Financial Services	42.0

	Industrial Services	2.2

	Consumer Services	1.3

	Diversified Investment Companies	0.6

	Cash and Cash Equivalents	5.9

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

ROYCE DIVIDEND VALUE FUND

Manager’s Discussion
Although its performances in the first and second quarters of 2005 were far less volatile than those of its small-cap benchmark, the Russell 2000, Royce Dividend Value Fund (RDV) wound up in a similar spot during the first half. RDV was down 1.2% for the year-to-date period ended 6/30/05, nearly even with the Russell 2000, which declined 1.3% during the same period. The Fund acquitted itself well in the difficult first quarter, losing only 1.6% versus a loss of 5.3% for the small-cap index. However, in the market rebound that followed the interim small-cap trough on 4/28/05, RDV gave up some ground to its benchmark. Its second-quarter return was 0.4%, which lagged the Russell 2000’s more robust gain of 4.3%. Nonetheless, we have been pleased with the Fund’s performance over its still-short lifespan. Although its first-half return was somewhat underwhelming, we were satisfied that the Fund showed far less volatility than the Russell 2000. RDV outperformed the small-cap index for the one-year period ended 6/30/05. The Fund’s average annual total return since inception (5/3/04) was 9.9%.
     Six of the Fund’s 10 equity sectors posted net losses in the first half, with the most significant declines on a dollar basis coming from the Technology and Financial Intermediaries sectors. In both areas, a small number of holdings made a large impact on performance. In Technology, the price of Lowrance Electronics mostly fell in the first half, even after many stocks rebounded in May and June. The market seemed disenchanted with the company’s newer, higher-expense sonar and global positioning system products, but we held a good-sized stake at June 30. Dionex is engaged in the production of chromotography instruments and chemicals. An April earnings disappointment sent its already-slumping share price into a free fall, leading us to double our position in June. A significant earnings disappointment and insider trading problems surrounding a 2001 private investment on public equity deal depressed the share price of investment banking firm Friedman, Billings, Ramsey Group. Elsewhere in the portfolio, the stock price of specialty chemical company Quaker Chemical fell and was unable to recover once the firm issued a warning in May about slower sales in Europe affecting its most recent quarterly profits. Modest gains could be found in the Financial Services, Industrial Services and Natural Resources sectors.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
AVERAGE ANNUAL TOTAL RETURNS Through 6/30/05
January - June 2005*	-1.24%

1-Year	10.94

Since Inception (5/3/04)	9.94
* Not annualized.

TOP 10 POSITIONS (% of Net Assets)
Alliance Capital Management Holding L.P.	5.7%

SEI Investments	3.6

Athena Neurosciences Finance Bond	3.6

Gallagher (Arthur J.) & Company	3.4

Captial Trust Cl. A	2.9

Federated Investors Cl. B	2.9

T. Rowe Price Group	2.4

Franklin Electric	2.2

Scientific-Atlanta	2.2

Nuveen Investments Cl. A	2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Financial Services	24.7%

Technology	14.4

Industrial Products	14.0

Financial Intermediaries	13.3

Consumer Services	6.2

Industrial Services	4.2

Consumer Products	3.7

Utilities	1.5

Health	1.1

Natural Resources	0.8

Miscellaneous	1.4

Bonds and Preferred Stocks	4.5

Cash and Cash Equivalents	10.2

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 19

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 86.7%			Retail Stores - 5.6%
			AnnTaylor Stores [a,d]	374,900	$9,102,572
Consumer Products – 13.4%			Big Lots [a]	950,700	12,587,268
Apparel and Shoes - 4.4%			Buckle (The)	616,300	27,326,742
Cutter & Buck [c]	634,100	$8,179,890	Cato Corporation Cl. A	706,350	14,586,127
Kenneth Cole Productions Cl. A	612,000	19,045,440	Charming Shoppes [a,d]	960,200	8,958,666
K-Swiss Cl. A	536,100	17,337,474	Claire’s Stores	667,800	16,060,590
Steven Madden [a]	531,300	9,435,888	Deb Shops	95,300	2,760,841
Polo Ralph Lauren Cl. A	370,800	15,985,188	Dress Barn (The) [a,d]	90,100	2,038,963
Stride Rite	1,080,000	14,893,200	Pier 1 Imports	997,900	14,160,201
Weyco Group [c]	775,500	15,281,227	Talbots	468,000	15,195,960
			†Too [a,d]	3,400	79,458
		100,158,307	Weis Markets	175,500	6,807,645

Collectibles - 0.2%					129,665,033
Department 56 [a]	497,000	5,094,250
			Other Consumer Services - 0.1%
Food/Beverage/Tobacco - 0.6%			†Corinthian Colleges [a,d]	61,800	789,186
Boston Beer Company Cl. A [a,d]	524,600	11,772,024
CoolBrands International [a,d]	568,000	1,910,023	Total (Cost $176,981,543)		216,262,621

		13,682,047	Financial Intermediaries – 8.9%
			Insurance - 7.8%
Home Furnishing and Appliances - 2.8%			Alleghany Corporation [a]	59,818	17,765,946
American Woodmark	388,800	11,667,888	AmerUs Group	389,100	18,696,255
Ethan Allen Interiors	714,200	23,932,842	Argonaut Group [a,d]	241,000	5,564,690
Hooker Furniture	525,300	9,176,991	Aspen Insurance Holdings	690,700	19,035,692
Natuzzi ADR [b]	732,700	5,964,178	Baldwin & Lyons Cl. B	310,000	7,471,000
Stanley Furniture Company	579,424	14,230,653	Erie Indemnity Company Cl. A	158,500	8,598,625
			†Endurance Specialty Holdings	630,700	23,853,074
		64,972,552	PXRE Group	482,300	12,163,606
			ProAssurance Corporation [a]	393,454	16,430,639
Sports and Recreation - 2.4%			RLI	130,462	5,818,605
Callaway Golf Company	464,000	7,159,520	Scottish Re Group	531,600	12,885,984
Monaco Coach	598,500	10,288,215	United Fire & Casualty Company	268,200	11,913,444
Oakley	274,600	4,676,438	Wesco Financial	16,540	5,954,400
Thor Industries	501,900	15,774,717	Zenith National Insurance	185,200	12,567,672
Winnebago Industries	488,100	15,985,275
					178,719,632
		53,884,165
			Securities Brokers - 0.2%
Other Consumer Products - 3.0%			E*TRADE Financial [a]	343,000	4,798,570
Blyth	224,700	6,302,835
Burnham Holdings Cl. A	103,052	2,576,300	Other Financial Intermediaries - 0.9%
Fossil [a,d]	388,700	8,823,490	TSX Group	696,200	20,746,214
Matthews International Cl. A	233,900	9,112,744
RC2 Corporation [a]	578,600	21,738,002	Total (Cost $131,282,211)		204,264,416
Radica Games	631,600	5,468,393
Universal Electronics [a,d]	121,898	2,022,288	Financial Services – 2.7%
Yankee Candle Company	426,400	13,687,440	Information and Processing - 1.3%
			eFunds Corporation [a,d]	1,085,800	19,533,542
		69,731,492	SEI Investments	236,500	8,833,275

Total (Cost $232,396,978)		307,522,813			28,366,817

Consumer Services – 9.4%			Investment Management - 1.0%
Direct Marketing - 1.0%			Alliance Capital Management Holding L.P.	270,700	12,652,518
Nu Skin Enterprises Cl. A	962,600	22,428,580	Cohen & Steers	158,400	3,264,624
			Gabelli Asset Management Cl. A	135,800	6,001,002
Leisure and Entertainment - 0.8%			Westwood Holdings Group	98,400	1,761,360
Dover Downs Gaming & Entertainment	644,600	8,547,396
Multimedia Games [a,d]	1,018,800	11,216,988			23,679,504

		19,764,384	Other Financial Services - 0.4%
			Electro Rent [a]	240,000	3,489,600
Restaurants and Lodgings - 1.9%			†International Securities Exchange Cl. A [a,d]	120,000	3,013,200
CBRL Group	292,000	11,347,120	MarketAxess Holdings [a,d]	186,500	2,107,450
†CEC Entertainment [a,d]	60,600	2,550,654
Ruby Tuesday	666,300	17,257,170			8,610,250
Ryan’s Restaurant Group [a,d]	889,400	12,460,494
			Total (Cost $51,604,802)		60,656,571
		43,615,438

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Health – 10.9%			Industrial Components - 0.3%
Commercial Services - 0.7%			Powell Industries [a]	317,000	$5,981,790
AMN Healthcare Services [a]	307,863	$4,627,181
Hooper Holmes	1,941,900	8,058,885	Machinery - 3.3%
IDEXX Laboratories [a,d]	39,900	2,486,967	Graco	89,650	3,054,376
			Lincoln Electric Holdings	586,780	19,451,757
		15,173,033	Pason Systems	867,000	15,072,722
			†Rofin-Sinar Technologies [a,d]	472,300	15,491,440
Drugs and Biotech - 2.7%			Thomas Industries	232,400	9,286,704
Applera Corporation-			Woodward Governor Company	173,372	14,568,449
Celera Genomics Group [a,d]	257,100	2,820,387
Endo Pharmaceuticals Holdings [a,d]	873,300	22,950,324			76,925,448
Hi-Tech Pharmacal [a,d]	386,000	12,297,960
Lexicon Genetics [a]	1,034,100	5,108,454	Metal Fabrication and Distribution - 1.9%
Par Pharmaceutical Companies [a,d]	59,200	1,883,152	Gibraltar Industries	731,225	13,556,912
Perrigo Company	891,900	12,433,086	IPSCO	505,500	22,090,350
Theragenics Corporation [a]	206,600	665,252	Kaydon Corporation	60,000	1,671,000
Zila [a,d]	1,633,500	4,671,810	Schnitzer Steel Industries Cl. A	300,000	7,110,000

		62,830,425			44,428,262

Health Services - 3.8%			Specialty Chemicals and Materials - 0.2%
AMERIGROUP Corporation [a,d]	474,600	19,078,920	MacDermid	163,700	5,100,892
Cross Country Healthcare [a]	614,500	10,446,500
Healthcare Services Group	872,475	17,519,298	Other Industrial Products - 0.7%
Horizon Health [a,d]	546,800	12,789,652	Brady Corporation Cl. A	157,700	4,888,700
Molina Healthcare [a,d]	215,100	9,520,326	HNI Corporation	203,700	10,419,255
U.S. Physical Therapy [a,c,d]	957,975	18,373,961
					15,307,955
		87,728,657
			Total (Cost $154,982,828)		249,857,529
Medical Products and Devices - 2.1%
Arrow International	491,700	15,685,230	Industrial Services – 3.6%
Thoratec Corporation [a]	366,600	5,623,644	Commercial Services - 2.0%
Viasys Healthcare [a]	509,600	11,511,864	Carlisle Holdings	94,500	590,625
Vital Signs	186,195	8,065,967	Exponent [a,d]	148,600	4,246,988
Young Innovations	222,550	8,307,792	FTI Consulting [a,d]	511,800	10,696,620
			LECG Corporation [a,d]	50,000	1,063,000
		49,194,497	MPS Group [a,d]	350,100	3,297,942
			RCM Technologies [a]	180,500	765,320
Personal Care - 1.6%			RemedyTemp Cl. A [a]	476,970	4,221,185
CNS	476,277	10,882,929	SM&A [a,c]	1,017,900	9,130,563
Inter Parfums	720,500	13,970,495	West Corporation [a]	285,400	10,959,360
Nutraceutical International [a,c]	819,746	10,943,609
					44,971,603
		35,797,033
			Engineering and Construction - 0.1%
Total (Cost $164,137,841)		250,723,645	Dycom Industries [a,d]	164,700	3,262,707

Industrial Products – 10.9%			Food and Tobacco Processors - 0.3%
Automotive - 0.8%			Zapata Corporation [a,c]	1,009,600	6,158,560
Strattec Security [a,c]	202,740	11,041,220
Wescast Industries Cl. A	276,300	6,280,299	Industrial Distribution - 0.2%
			Ritchie Bros. Auctioneers	101,400	3,908,970
		17,321,519
			Printing - 0.4%
Building Systems and Components - 2.2%			Courier Corporation	124,650	4,787,806
Aaon [a,d]	32,050	570,170	Ennis	315,600	5,718,672
Drew Industries [a]	416,500	18,909,100
Modtech Holdings [a]	234,785	1,526,103			10,506,478
Preformed Line Products Company	189,786	7,743,269
Simpson Manufacturing	658,000	20,101,900	Transportation and Logistics - 0.6%
Teleflex	25,000	1,484,250	Nordic American Tanker Shipping	227,600	9,661,620
			Patriot Transportation Holding [a]	90,800	4,623,536
		50,334,792
					14,285,156
Construction Materials - 1.5%
Ash Grove Cement Company	50,018	7,852,826	Total (Cost $62,898,699)		83,093,474
Florida Rock Industries	362,700	26,604,045
			Natural Resources – 14.0%
		34,456,871	Energy Services - 5.5%
			Ensign Energy Services	1,014,700	24,489,617
			Input/Output [a,d]	716,700	4,500,876
			Oil States International [a]	576,300	14,505,471

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 21

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)			Entegris [a]	1,137,600	$11,262,240
Patterson-UTI Energy	530,400	$14,761,032	Exar Corporation [a,d]	417,500	6,216,575
Precision Drilling [a,d]	428,400	16,913,232	Fairchild Semiconductor
RPC	794,850	13,448,862	International Cl. A [a]	833,500	12,294,125
TETRA Technologies [a,d]	461,850	14,709,923	OmniVision Technologies [a,d]	1,015,200	13,796,568
Trican Well Service [a]	900,900	22,147,492	Semitool [a]	1,077,967	10,283,805

		125,476,505			65,671,681

Oil and Gas - 4.4%			Software - 2.2%
Cimarex Energy [a]	499,114	19,420,526	InterVideo [a,c]	758,500	10,907,230
Edge Petroleum [a,d]	675,500	10,551,310	iPass [a]	1,869,700	11,330,382
St. Mary Land & Exploration Company	946,900	27,441,162	Pervasive Software [a,c,d]	1,237,100	5,240,356
†SEACOR Holdings [a,d]	95,000	6,108,500	Sybase [a,d]	80,500	1,477,175
Unit Corporation [a]	644,600	28,368,846	Transaction Systems Architects Cl. A [a]	838,300	20,647,329
Whiting Petroleum [a]	248,100	9,008,511
					49,602,472
		100,898,855
			Telecommunications - 1.3%
Precious Metals and Mining - 4.1%			Brooktrout [a]	543,600	6,066,576
Agnico-Eagle Mines	584,200	7,360,920	Catapult Communications [a,d]	459,300	7,835,658
Apex Silver Mines [a,d]	519,000	7,131,060	Foundry Networks [a,d]	1,698,600	14,658,918
Eldorado Gold [a]	1,989,400	5,311,698	KVH Industries [a]	231,000	2,136,750
Glamis Gold [a,d]	880,700	15,156,847
Goldcorp	854,500	13,484,010			30,697,902
Golden Star Resources [a]	1,675,300	5,193,430
Hecla Mining Company [a,d]	2,666,800	12,160,608	Total (Cost $214,320,770)		262,943,530
Meridian Gold [a,d]	971,200	17,481,600
Minefinders Corporation [a]	587,700	2,715,174	Miscellaneous – 1.4%
Silver Standard Resources [a,d]	764,000	8,931,160	Total (Cost $30,789,680)		31,283,260

		94,926,507	TOTAL COMMON STOCKS
			(Cost $1,423,152,299)		1,987,909,726
Total (Cost $203,756,947)		321,301,867
			REPURCHASE AGREEMENT – 13.5%
Technology – 11.5%			State Street Bank & Trust Company,
Aerospace and Defense - 0.7%			2.55% dated 6/30/05, due 7/1/05,
Curtiss-Wright	252,000	13,595,400	maturity value $309,473,920
Integral Systems	101,500	2,296,945	(collateralized by obligations of various
			U.S. Government Agencies, valued at
		15,892,345	$319,026,822)
			(Cost $309,452,000)		309,452,000
Components and Systems - 2.1%
Dionex Corporation [a]	150,676	6,570,980	COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.9%
Excel Technology [a]	159,900	3,885,570	U.S. Treasury Notes
Neoware Systems [a,c,d]	847,523	8,678,636	4.75% due 11/15/08		4,372
Plexus Corporation [a,d]	175,000	2,490,250	U.S. Treasury Strip-Interest
Richardson Electronics	372,862	2,721,893	due 8/15/06-8/15/15		34,061
Rimage Corporation [a,c]	570,996	12,122,245	U.S. Treasury Strip-Principal
TTM Technologies [a,d]	909,200	6,919,012	7.25% due 5/15/16		5,275
Technitrol	306,500	4,330,845	Money Market Funds
			AIM Liquid Assets Institutional Fund		27,024,894
		47,719,431	AIM Treasury Assets Institutional Fund		14,863,761
			Janus Institutional Money Market Fund		2,572,885
Distribution - 0.5%
Benchmark Electronics [a,d]	100,000	3,042,000	(Cost $44,505,248)		44,505,248
Nu Horizons Electronics [a,c]	1,344,234	8,603,098
			TOTAL INVESTMENTS – 102.1%
		11,645,098	(Cost $1,777,109,547)		2,341,866,974

IT Services - 1.8%			LIABILITIES LESS CASH AND OTHER ASSETS – (2.1%)		(48,865,163)
Forrester Research [a]	237,700	4,238,191
MAXIMUS	539,200	19,028,368	NET ASSETS – 100.0%		$2,293,001,811
Perot Systems Cl. A [a,d]	1,158,900	16,479,558
Syntel	122,800	1,968,484

		41,714,601

Semiconductors and Equipment - 2.9%
Cabot Microelectronics [a,d]	225,000	6,522,750
Cognex Corporation	202,200	5,295,618

22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

Royce Micro-Cap Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 88.6%			Financial Services – 1.2%
			Investment Management - 0.7%
Consumer Products – 2.8%			ADDENDA Capital	88,700	$2,110,353
Apparel and Shoes - 0.5%			U.S. Global Investors Cl. A [a]	245,672	1,159,572
Steven Madden [a]	179,500	$3,187,920	Westwood Holdings Group	40,300	721,370

Collectibles - 0.1%					3,991,295
Enesco Group [a]	191,600	572,884
			Other Financial Services - 0.5%
Food/Beverage/Tobacco - 0.6%			Electro Rent [a]	228,300	3,319,482
CoolBrands International [a]	542,600	1,824,610
Green Mountain Coffee Roasters [a]	55,700	1,889,901	Total (Cost $5,802,738)		7,310,777

		3,714,511	Health – 15.0%
			Commercial Services - 1.6%
Sports and Recreation - 0.5%			AMICAS [a]	250,000	1,132,500
Arctic Cat	129,200	2,652,476	Discovery Partners International [a]	824,400	2,357,784
			First Consulting Group [a]	648,729	3,327,331
Other Consumer Products - 1.1%			Hooper Holmes	633,000	2,626,950
Lazare Kaplan International [a]	41,500	423,300
RC2 Corporation [a]	133,700	5,023,109			9,444,565
Radica Games	122,000	1,056,276
			Drugs and Biotech - 6.3%
		6,502,685	Cell Genesys [a]	479,500	2,565,325
			Cerus Corporation [a]	405,000	1,794,150
Total (Cost $15,060,771)		16,630,476	Compugen [a]	326,000	997,560
			Durect Corporation [a,d]	631,200	3,212,808
Consumer Services – 5.7%			DUSA Pharmaceuticals [a]	245,600	2,284,080
Leisure and Entertainment - 1.7%			Gene Logic [a]	1,342,375	4,443,261
Dover Downs Gaming & Entertainment	148,000	1,962,480	Lexicon Genetics [a]	890,600	4,399,564
Multimedia Games [a,d]	367,700	4,048,377	Myriad Genetics [a]	148,600	2,325,590
New Frontier Media [a]	652,100	4,336,465	Nuvelo [a]	173,600	1,341,928
			Orchid Cellmark [a]	431,300	4,662,353
		10,347,322	Pharmacyclics [a]	164,000	1,231,640
			VIVUS [a]	1,219,400	4,493,489
Restaurants and Lodgings - 0.3%			Zila [a]	1,399,300	4,001,998
Benihana Cl. A [a]	132,585	1,895,965
					37,753,746
Retail Stores - 3.7%
Brookstone [a]	210,405	3,972,446	Health Services - 1.7%
Buckle (The)	146,000	6,473,640	Albany Molecular Research [a]	119,300	1,670,200
Cache [a]	277,250	4,607,895	HMS Holdings [a]	95,000	632,700
Cato Corporation Cl. A	249,300	5,148,045	†Horizon Health [a]	172,600	4,037,114
Duckwall-ALCO Stores [a]	83,950	1,803,246	U.S. Physical Therapy [a]	196,300	3,765,034

		22,005,272			10,105,048

Total (Cost $23,098,540)		34,248,559	Medical Products and Devices - 4.3%
			Adeza Biomedical [a]	73,000	1,239,540
Financial Intermediaries – 6.1%			Aksys [a,d]	407,100	810,129
Banking - 0.9%			Bruker BioSciences [a]	1,242,000	4,955,580
Bancorp (The) [a]	45,370	791,253	Caliper Life Sciences [a]	205,300	1,149,680
Canadian Western Bank	206,000	4,847,356	Medical Action Industries [a]	84,300	1,504,755
			Merit Medical Systems [a]	221,100	3,407,151
		5,638,609	NMT Medical [a]	244,200	2,442,000
			OrthoLogic Corporation [a]	234,900	909,063
Insurance - 4.9%			†Possis Medical [a]	324,700	3,289,211
American Safety Insurance Holdings [a]	257,500	3,919,150	Quinton Cardiology Systems [a]	42,000	337,680
Argonaut Group [a]	271,100	6,259,699	Synovis Life Technologies [a]	136,800	1,091,664
Baldwin & Lyons Cl. B	29,750	716,975	Vital Signs	28,300	1,225,956
NYMAGIC	171,900	4,013,865	Young Innovations	99,150	3,701,270
Navigators Group [a]	132,100	4,566,697
PXRE Group	209,100	5,273,502			26,063,679
United Fire & Casualty Company	100,000	4,442,000
			Personal Care - 1.1%
		29,191,888	Lifeline Systems [a]	96,700	3,106,004
			Nutraceutical International [a]	240,100	3,205,335
Securities Brokers - 0.3%
Sanders Morris Harris Group	109,600	1,885,120			6,311,339

Total (Cost $21,422,084)		36,715,617	Total (Cost $80,143,933)		89,678,377

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 23

SCHEDULES OF INVESTMENTS

Royce Micro-Cap Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 10.9%			Transportation and Logistics - 2.3%
Automotive - 0.6%			Covenant Transport Cl. A [a]	152,900	$2,018,280
Spartan Motors	71,000	$765,380	Marten Transport [a]	161,100	3,381,489
Wescast Industries Cl. A	133,100	3,025,363	Patriot Transportation Holding [a]	74,800	3,808,816
			Vitran Corporation Cl. A [a]	308,050	4,867,190
		3,790,743
					14,075,775
Building Systems and Components - 2.4%
Aaon [a]	164,900	2,933,571	Total (Cost $36,603,299)		46,725,462
Drew Industries [a]	155,200	7,046,080
LSI Industries	304,250	4,241,245	Natural Resources – 19.2%
			Energy Services - 8.0%
		14,220,896	Dawson Geophysical [a]	362,400	7,704,624
			Dril-Quip [a]	110,900	3,217,209
Construction Materials - 0.1%			Gulf Island Fabrication	308,700	6,136,956
Synalloy Corporation [a]	80,700	819,105	GulfMark Offshore [a]	141,100	3,853,441
			Input/Output [a]	719,000	4,515,320
Industrial Components - 1.8%			NATCO Group Cl. A [a]	343,100	4,566,661
InPlay Technologies [a,c]	835,200	1,336,320	RPC	105,000	1,776,600
Intermagnetics General [a]	166,700	5,127,692	Tesco Corporation [a]	657,100	7,188,674
Powell Industries [a]	227,700	4,296,699	TETRA Technologies [a]	146,300	4,659,655
			Total Energy Services Trust	555,200	4,585,883
		10,760,711
					48,205,023
Machinery - 2.1%
Cascade Corporation	55,700	2,409,025	Oil and Gas - 1.7%
Key Technology [a,c]	256,483	2,744,368	Edge Petroleum [a]	165,700	2,588,234
Pason Systems	421,200	7,322,527	Pioneer Drilling Company [a]	305,600	4,663,456
			Savanna Energy Services [a]	179,500	2,834,905
		12,475,920
					10,086,595
Metal Fabrication and Distribution - 3.1%
Gibraltar Industries	152,800	2,832,912	Precious Metals and Mining - 9.1%
†Harris Steel Group	334,100	5,617,417	African Platinum [a]	1,800,000	717,576
†Metal Management	233,500	4,518,225	Alamos Gold [a,d]	1,036,300	3,552,449
NN	55,700	706,276	Eldorado Gold [a]	1,210,000	3,230,700
†Novamerican Steel [a]	126,600	3,494,160	Etruscan Resources [a]	2,609,400	3,812,297
RTI International Metals [a]	40,000	1,256,400	Gammon Lake Resources [a]	866,600	5,832,218
			Golden Star Resources [a]	847,600	2,627,560
		18,425,390	Kingsgate Consolidated	713,108	1,541,603
			Metallica Resources [a]	3,960,300	4,910,772
Specialty Chemicals and Materials - 0.1%			Minefinders Corporation [a]	701,400	3,240,468
American Pacific [a]	46,950	375,600	Miramar Mining [a]	686,500	789,475
			Northern Orion Resources [a]	2,645,800	6,482,210
Other Industrial Products - 0.7%			NovaGold Resources [a,d]	739,300	5,640,859
Color Kinetics [a]	168,000	1,787,520	Silver Standard Resources [a]	374,000	4,372,060
Peerless Manufacturing [a,c]	156,400	2,267,800	Spur Ventures [a]	641,200	910,617
Quixote Corporation	22,500	441,225	Western Silver [a]	691,100	6,012,570
			Yamana Gold [a,d]	322,000	1,188,180
		4,496,545
					54,861,614
Total (Cost $58,758,291)		65,364,910
			Real Estate - 0.4%
Industrial Services – 7.8%			Kennedy-Wilson [a]	208,900	2,193,450
Commercial Services - 3.2%
Bennett Environmental [a]	225,000	715,500	Total (Cost $83,994,614)		115,346,682
Carlisle Holdings	950,799	5,942,494
CorVel Corporation [a]	67,200	1,688,064	Technology – 15.2%
Exponent [a]	280,817	8,025,750	Aerospace and Defense - 1.4%
New Horizons Worldwide [a]	250,800	877,775	Cubic Corporation	63,700	1,130,038
RCM Technologies [a]	93,700	397,288	Ducommun [a]	204,600	3,459,786
RemedyTemp Cl. A [a]	139,400	1,233,690	Integral Systems	173,100	3,917,253

		18,880,561			8,507,077

Engineering and Construction - 0.3%			Components and Systems - 4.0%
Keith Companies [a]	70,000	1,517,600	Excel Technology [a]	168,200	4,087,260
			Lowrance Electronics	174,500	3,667,990
Food and Tobacco Processors - 1.0%			MOCON	45,775	430,285
Omega Protein [a]	329,800	2,084,336	Metrologic Instruments [a]	159,500	2,000,130
Zapata Corporation [a]	673,600	4,108,960

		6,193,296

Printing - 1.0%
†Courier Corporation	84,132	3,231,510
Ennis	156,000	2,826,720

		6,058,230

24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		VALUE
Technology (continued)			Miscellaneous – 4.7%
Components and Systems (continued)			Total (Cost $26,942,135)	$28,035,256
OSI Systems [a]	155,100	$2,449,029
Perceptron [a]	93,400	634,186	TOTAL COMMON STOCKS
Performance Technologies [a]	341,200	1,886,836	(Cost $438,163,771)	531,076,451
Richardson Electronics	442,500	3,230,250
Rimage Corporation [a]	97,500	2,069,925	REPURCHASE AGREEMENT – 11.2%
TTM Technologies [a]	427,500	3,253,275	State Street Bank & Trust Company,
			2.55% dated 6/30/05, due 7/1/05,
		23,709,166	maturity value $66,677,723
			(collateralized by obligations of various
Distribution - 0.2%			U.S. Government Agencies, valued at
Jaco Electronics [a,c]	382,250	1,131,460	$68,342,732)
Nu Horizons Electronics [a]	55,000	352,000	(Cost $66,673,000)	66,673,000

		1,483,460	COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.8%
			U.S. Treasury Bonds
Internet Software and Services - 0.2%			5.25%-9.25% due 2/15/16-5/15/30	5,405,905
Inforte Corporation	357,800	1,187,896	U.S. Treasury Notes
			2.875%-4.75% due 11/30/06-7/15/09	4,159,077
IT Services - 1.0%			U.S. Treasury Strip-Interest
answerthink [a]	325,300	1,154,815	due 8/15/06-8/15/15	1,142,972
Forrester Research [a]	277,800	4,953,174	U.S. Treasury Strip-Principal
			7.25%-9.875% due 11/15/15-5/15/16	189,885
		6,107,989
			(Cost $10,897,839)	10,897,839
Semiconductors and Equipment - 2.7%
Cascade Microtech [a]	174,500	2,547,700	TOTAL INVESTMENTS – 101.6%
CEVA [a]	418,900	2,454,754	(Cost $515,734,610)	608,647,290
ESS Technology [a]	717,900	3,022,359
PDF Solutions [a]	171,900	2,255,328	LIABILITES LESS CASH AND OTHER ASSETS – (1.6)%	(9,359,705)
Semitool [a]	329,300	3,141,522
White Electronic Designs [a]	459,600	2,550,780	NET ASSETS – 100.0%	$599,287,585

		15,972,443

Software - 3.5%
InterVideo [a]	125,000	1,797,500
iPass [a]	569,000	3,448,140
Kongzhong Corporation ADR [a,b]	172,700	1,580,205
PLATO Learning [a]	734,925	5,423,746
SCO Group (The) [a,d]	493,100	1,888,573
SPSS [a]	72,100	1,385,041
Tengtu International [a]	2,772,800	471,376
Transaction Systems Architects Cl. A [a]	193,300	4,760,979

		20,755,560

Telecommunications - 2.2%
Anaren [a]	192,900	2,536,635
Atlantic Tele-Network	75,000	2,160,000
Brooktrout [a]	204,300	2,279,988
Captaris [a]	304,000	1,258,560
Globecomm Systems [a]	375,800	2,258,558
KVH Industries [a]	96,400	891,700
PC-Tel [a]	244,100	1,911,303

		13,296,744

Total (Cost $86,337,366)		91,020,335

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 25

SCHEDULES OF INVESTMENTS

Royce Premier Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 86.6%			Medical Products and Devices - 2.9%
			Arrow International	1,665,825	$53,139,818
Consumer Products – 11.9%			Viasys Healthcare [a,c]	1,981,900	44,771,121
Apparel and Shoes - 4.6%
Polo Ralph Lauren Cl. A	1,689,100	$72,817,101			97,910,939
Timberland Company Cl. A [a]	2,068,600	80,096,192
			Total (Cost $223,343,304)		282,375,803
		152,913,293
			Industrial Products – 14.8%
Home Furnishing and Appliances - 0.8%			Automotive - 1.1%
Ethan Allen Interiors	811,700	27,200,067	Adesa	1,785,000	38,859,450

Sports and Recreation - 4.3%			Building Systems and Components - 2.5%
Thor Industries	2,254,800	70,868,364	Simpson Manufacturing [c]	2,763,400	84,421,870
Winnebago Industries [c]	2,244,500	73,507,375
			Construction Materials - 2.3%
		144,375,739	Florida Rock Industries	1,042,850	76,493,048

Other Consumer Products - 2.2%			Machinery - 5.2%
Fossil [a]	1,708,600	38,785,220	Lincoln Electric Holdings [c]	2,769,597	91,812,141
Matthews International Cl. A	876,500	34,148,440	National Instruments	1,304,087	27,646,644
			Woodward Governor Company [c]	640,604	53,829,954
		72,933,660
					173,288,739
Total (Cost $316,709,339)		397,422,759
			Metal Fabrication and Distribution - 3.7%
Consumer Services – 7.0%			IPSCO	1,966,100	85,918,570
Direct Marketing - 2.7%			Schnitzer Steel Industries Cl. A [c]	1,552,600	36,796,620
Nu Skin Enterprises Cl. A [c]	3,856,500	89,856,450
					122,715,190
Retail Stores - 4.3%
Big Lots [a]	3,722,500	49,285,900	Total (Cost $339,657,012)		495,778,297
Charming Shoppes [a]	2,471,100	23,055,363
Claire’s Stores	843,700	20,290,985	Industrial Services – 6.1%
Pier 1 Imports	3,554,300	50,435,517	Commercial Services - 1.1%
			West Corporation [a]	922,400	35,420,160
		143,067,765
			Engineering and Construction - 1.4%
Total (Cost $205,173,532)		232,924,215	Dycom Industries [a]	2,358,300	46,717,923

Financial Intermediaries – 8.6%			Industrial Distribution - 2.0%
Insurance - 6.5%			Ritchie Bros. Auctioneers [c]	1,776,200	68,472,510
Alleghany Corporation [a]	300,186	89,155,242
Erie Indemnity Company Cl. A	1,249,200	67,769,100	Transportation and Logistics - 1.6%
ProAssurance Corporation [a]	827,500	34,556,400	EGL [a,c]	2,693,600	54,733,952
Wesco Financial	73,400	26,424,000
			Total (Cost $139,595,450)		205,344,545
		217,904,742
			Natural Resources – 14.8%
Other Financial Intermediaries - 2.1%			Energy Services - 6.4%
TSX Group	2,284,000	68,061,410	Ensign Energy Services [c]	4,119,900	99,433,107
			Trican Well Service [a,c]	4,635,400	113,955,475
Total (Cost $188,092,898)		285,966,152
					213,388,582
Financial Services – 2.5%
Information and Processing - 1.7%			Oil and Gas - 3.6%
FactSet Research Systems	56,350	2,019,584	Cimarex Energy [a]	1,197,200	46,583,052
Fair Isaac	813,000	29,674,500	Unit Corporation [a]	1,691,700	74,451,717
Interactive Data	1,259,100	26,164,098
					121,034,769
		57,858,182
			Precious Metals and Mining - 4.8%
Investment Management - 0.8%			Glamis Gold [a]	4,601,100	79,184,931
†Federated Investors Cl. B	834,700	25,049,347	Goldcorp	1,442,100	22,756,338
			Meridian Gold [a]	3,246,900	58,444,200
Total (Cost $71,677,535)		82,907,529
					160,385,469
Health – 8.4%
Commercial Services - 0.9%			Total (Cost $326,744,593)		494,808,820
IDEXX Laboratories [a]	500,200	31,177,466
			Technology – 12.0%
Drugs and Biotech - 4.6%			Aerospace and Defense - 0.7%
Endo Pharmaceuticals Holdings [a]	4,064,150	106,805,862	Curtiss-Wright	451,900	24,380,005
Perrigo Company	3,334,400	46,481,536

		153,287,398

26 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

Royce Low-Priced Stock Fund

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 91.8%
Components and Systems - 2.9%
Dionex Corporation [a]	967,500	$42,192,675	Consumer Products – 10.1%
†Tektronix	1,469,400	34,192,938	Apparel and Shoes - 1.7%
Zebra Technologies Cl. A [a]	491,400	21,518,406	K-Swiss Cl. A	827,000	$26,745,180
			Steven Madden [a]	616,000	10,940,160
		97,904,019	Polo Ralph Lauren Cl. A	250,000	10,777,500
			Stride Rite	1,373,200	18,936,428
Distribution - 0.6%
Arrow Electronics [a]	709,100	19,259,156			67,399,268

IT Services - 3.9%			Collectibles - 0.7%
Gartner Cl. A [a]	2,898,600	30,783,132	Topps Company (The) [c]	2,604,616	26,124,298
Keane [a]	1,462,200	20,032,140
MAXIMUS	732,600	25,853,454	Food/Beverage/Tobacco - 0.4%
Perot Systems Cl. A [a]	3,770,900	53,622,198	Boston Beer Company Cl. A [a]	242,800	5,448,432
			CoolBrands International [a,c]	3,331,600	11,203,226
		130,290,924
					16,651,658
Semiconductors and Equipment - 2.8%
Cabot Microelectronics [a,c,d]	1,731,300	50,190,387	Home Furnishing and Appliances - 1.8%
Cognex Corporation	1,651,000	43,239,690	La-Z-Boy	800,900	11,669,113
			Natuzzi ADR [b]	2,718,800	22,131,032
		93,430,077	Select Comfort [a,c]	1,843,400	39,504,062

Telecommunications - 1.1%					73,304,207
†Foundry Networks [a]	4,349,500	37,536,185
			Publishing - 0.5%
Total (Cost $339,111,635)		402,800,366	Journal Communications Cl. A	1,117,200	18,768,960

Miscellaneous – 0.5%			Sports and Recreation - 3.6%
Total (Cost $14,688,798)		16,659,247	Arctic Cat [c]	1,398,360	28,708,331
			Callaway Golf Company	3,444,400	53,147,092
TOTAL COMMON STOCKS			Monaco Coach	865,650	14,880,524
(Cost $2,164,794,096)		2,896,987,733	Oakley	2,123,300	36,159,799
			Sturm, Ruger & Company	991,800	8,301,366
REPURCHASE AGREEMENT – 13.5%
State Street Bank & Trust Company,					141,197,112
2.55% dated 6/30/05, due 7/1/05,
maturity value $452,591,056			Other Consumer Products - 1.4%
(collateralized by obligations of various			Fossil [a]	1,594,000	36,183,800
U.S. Government Agencies, valued at			Leapfrog Enterprises [a,d]	1,738,000	19,639,400
$463,876,220)
(Cost $452,559,000)		452,559,000			55,823,200

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%			Total (Cost $381,181,774)		399,268,703
U.S. Treasury Bonds
5.25%-6.375% due 8/15/27-2/15/29		194,592	Consumer Services – 10.5%
			Direct Marketing - 1.9%
(Cost $194,592)		194,592	Nu Skin Enterprises Cl. A	3,298,500	76,855,050

TOTAL INVESTMENTS – 100.2%			Leisure and Entertainment - 0.9%
(Cost $2,617,547,688)		3,349,741,325	4Kids Entertainment [a]	589,100	11,711,308
			Multimedia Games [a,c,d]	1,452,438	15,991,342
LIABILITES LESS CASH AND OTHER ASSETS – (0.2)%		(7,692,798)	New Frontier Media [a,c]	1,159,500	7,710,675

NET ASSETS – 100.0%		$3,342,048,527			35,413,325

			Restaurants and Lodgings - 1.5%
			Applebee’s International	551,000	14,595,990
			Ruby Tuesday	843,500	21,846,650
			Ryan’s Restaurant Group [a]	1,438,900	20,158,989
			Steak n Shake Company (The) [a]	193,000	3,593,660

					60,195,289

			Retail Stores - 5.5%
			AnnTaylor Stores [a]	805,000	19,545,400
			Big Lots [a]	2,459,700	32,566,428
			Buckle (The)	612,500	27,158,250
			Cache [a,c]	1,067,800	17,746,836
			Cato Corporation Cl. A	888,750	18,352,687
			Charming Shoppes [a]	2,822,300	26,332,059
			Circuit City Stores	716,300	12,384,827
			Claire’s Stores	1,317,200	31,678,660

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 27

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			Perrigo Company	4,257,800	$59,353,732
Retail Stores (continued)			QLT [a,d]	2,179,600	22,711,432
Hibbett Sporting Goods [a]	73,425	$2,778,402	VIVUS [a,c]	3,638,300	13,407,136
Pier 1 Imports	2,201,600	31,240,704
					296,316,116
		219,784,253
			Health Services - 0.6%
Other Consumer Services - 0.7%			Cross Country Healthcare [a]	765,500	13,013,500
Corinthian Colleges [a]	1,410,000	18,005,700	MedQuist [a]	750,200	9,752,600
MoneyGram International	405,000	7,743,600
					22,766,100
		25,749,300
			Medical Products and Devices - 2.9%
Total (Cost $338,815,738)		417,997,217	Bioveris Corporation [a,c]	1,834,100	8,015,017
			Bruker BioSciences [a,c]	6,009,800	23,979,102
Financial Intermediaries – 4.9%			Caliper Life Sciences [a]	1,173,200	6,569,920
Banking - 0.1%			CONMED Corporation [a]	205,500	6,323,235
Bancorp (The) [a]	245,870	4,287,973	Medical Action Industries [a]	489,500	8,737,575
			Possis Medical [a,c]	984,000	9,967,920
Insurance - 3.7%			Thoratec Corporation [a]	2,354,200	36,113,428
Argonaut Group [a]	1,330,000	30,709,700	Viasys Healthcare [a]	777,200	17,556,948
Aspen Insurance Holdings	903,000	24,886,680
CNA Surety [a]	870,100	12,920,985			117,263,145
NYMAGIC	386,500	9,024,775
Navigators Group [a]	503,500	17,405,995	Personal Care - 0.2%
Ohio Casualty	610,100	14,752,218	Helen of Troy [a]	288,100	7,335,026
Phoenix Companies (The)	922,900	10,982,510
PXRE Group	635,800	16,034,876	Total (Cost $450,818,238)		466,598,061
Scottish Re Group	350,000	8,484,000
			Industrial Products – 7.8%
		145,201,739	Automotive - 1.2%
			Adesa	1,984,000	43,191,680
Securities Brokers - 0.3%			LKQ Corporation [a]	149,100	4,048,065
Knight Capital Group Cl. A [a]	1,452,300	11,066,526
					47,239,745
Other Financial Intermediaries - 0.8%
TSX Group	1,203,200	35,854,417	Building Systems and Components - 0.2%
			Aaon [a]	347,500	6,182,025
Total (Cost $138,175,656)		196,410,655
			Industrial Components - 0.2%
Financial Services – 1.6%			Powell Industries [a]	503,000	9,491,610
Information and Processing - 1.5%
eFunds Corporation [a,c]	3,524,700	63,409,353	Machinery - 1.3%
			Lincoln Electric Holdings	487,800	16,170,570
Investment Management - 0.1%			Pason Systems [c]	1,996,400	34,707,248
Cohen & Steers	85,200	1,755,972
					50,877,818
Total (Cost $48,864,962)		65,165,325
			Metal Fabrication and Distribution - 3.6%
Health – 11.8%			Harris Steel Group [c]	1,584,000	26,632,713
Commercial Services - 0.6%			IPSCO	1,496,600	65,401,420
AMN Healthcare Services [a]	292,227	4,392,172	Metal Management [c]	1,883,700	36,449,595
Discovery Partners International [a,c]	1,885,200	5,391,672	Schnitzer Steel Industries Cl. A	632,200	14,983,140
Hooper Holmes	2,290,900	9,507,235
PAREXEL International [a]	182,700	3,626,595			143,466,868

		22,917,674	Specialty Chemicals and Materials - 0.6%
			Schulman (A.)	1,356,600	24,269,574
Drugs and Biotech - 7.5%
Abgenix [a]	785,800	6,742,164	Other Industrial Products - 0.7%
Applera Corporation- Celera			Color Kinetics [a]	863,900	9,191,896
Genomics Group [a]	453,400	4,973,798	Steelcase Cl. A	1,291,500	17,887,275
Cell Genesys [a,c,d]	3,016,600	16,138,810
Connetics Corporation [a]	293,200	5,172,048			27,079,171
†Dendreon Corporation [a,d]	916,000	4,790,680
Elan Corporation ADR [a,b,d]	5,196,800	35,442,176	Total (Cost $248,077,396)		308,606,811
Endo Pharmaceuticals Holdings [a]	2,971,900	78,101,532
Exelixis [a]	607,600	4,514,468	Industrial Services – 6.3%
Human Genome Sciences [a]	290,700	3,366,306	Commercial Services - 2.2%
Lexicon Genetics [a,c]	4,033,800	19,926,972	Century Business Services [a]	1,000,000	4,050,000
Maxygen [a]	790,200	5,420,772	Copart [a]	460,143	10,951,403
Myriad Genetics [a]	1,038,600	16,254,090	Digital Theater Systems [a]	328,000	5,848,240
			Exponent [a]	200,200	5,721,716
			FTI Consulting [a]	883,700	18,469,330
			LECG Corporation [a]	396,800	8,435,968
			PDI [a,c]	844,000	10,406,520

28 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Technology – 17.0%
Commercial Services (continued)			Aerospace and Defense - 0.4%
Spherion Corporation [a]	619,000	$4,085,400	Integral Systems [c]	599,500	$13,566,685
West Corporation [a]	496,800	19,077,120
			Components and Systems - 2.5%
		87,045,697	Adaptec [a]	1,576,300	6,116,044
			†Energy Conversion Devices [a,d]	490,300	10,972,914
Engineering and Construction - 2.7%			KEMET Corporation [a]	1,378,800	8,686,440
Dycom Industries [a]	1,888,400	37,409,204	Methode Electronics	955,700	11,344,159
Insituform Technologies Cl. A [a,c]	2,644,900	42,397,747	TTM Technologies [a]	1,834,100	13,957,501
Palm Harbor Homes [a,c,d]	1,463,300	27,553,939	Technitrol	1,987,100	28,077,723
			Tektronix	907,300	21,112,871
		107,360,890
					100,267,652
Food and Tobacco Processors - 0.3%
Omega Protein [a,c]	1,672,500	10,570,200	Internet Software and Services - 0.4%
			RealNetworks [a]	3,430,900	17,051,573
Printing - 0.2%
Ennis	472,500	8,561,700	IT Services - 3.2%
			CIBER [a]	323,700	2,583,126
Transportation and Logistics - 0.9%			Forrester Research [a,c]	1,238,600	22,084,238
Heartland Express	800,000	15,544,000	MAXIMUS	237,900	8,395,491
Knight Transportation	50,000	1,216,500	Perot Systems Cl. A [a]	4,878,800	69,376,536
Werner Enterprises	975,000	19,149,000	Syntel	1,552,400	24,884,972

		35,909,500			127,324,363

Total (Cost $213,976,269)		249,447,987	Semiconductors and Equipment - 4.2%
			Catalyst Semiconductor [a]	496,200	2,178,318
Natural Resources – 19.5%			CEVA [a,c]	1,306,800	7,657,848
Energy Services - 6.4%			Cognex Corporation	70,000	1,833,300
Core Laboratories [a]	257,500	6,906,150	Credence Systems [a]	2,425,000	21,946,250
Dril-Quip [a]	287,400	8,337,474	DSP Group [a]	120,000	2,864,400
Ensign Energy Services	3,177,300	76,683,612	ESS Technology [a,c]	2,258,900	9,509,969
Global Industries [a]	1,302,350	11,069,975	Entegris [a]	1,915,300	18,961,470
Input/Output [a,c,d]	6,652,900	41,780,212	Exar Corporation [a,c]	3,106,850	46,260,996
Maverick Tube [a]	532,900	15,880,420	Fairchild Semiconductor
Oil States International [a]	836,200	21,047,154	International Cl. A [a]	1,092,500	16,114,375
Patterson-UTI Energy	177,000	4,925,910	Helix Technology	446,400	5,928,192
Tesco Corporation [a,c]	2,227,700	24,371,038	LTX Corporation [a]	1,247,600	6,188,096
TETRA Technologies [a]	339,800	10,822,630	MKS Instruments [a]	100,000	1,689,000
Total Energy Services Trust [c]	2,155,700	17,805,815	OmniVision Technologies [a]	463,400	6,297,606
Veritas DGC [a]	556,300	15,431,762	Semitool [a,c]	1,771,233	16,897,563

		255,062,152			164,327,383

Oil and Gas - 2.5%			Software - 4.0%
Remington Oil & Gas [a]	50,000	1,785,000	iPass [a,c]	3,190,600	19,335,036
St. Mary Land & Exploration Company	628,000	18,199,440	Kongzhong Corporation ADR [a,b]	724,700	6,631,005
Unit Corporation [a]	1,748,900	76,969,089	ManTech International Cl. A [a]	1,233,700	38,294,048
			PLATO Learning [a]	976,400	7,205,832
		96,953,529	SPSS [a]	183,972	3,534,102
			THQ [a]	684,000	20,020,680
Precious Metals and Mining - 10.6%			Transaction Systems Architects Cl. A [a,c]	2,561,000	63,077,430
African Platinum [a]	14,107,468	5,623,989
Agnico-Eagle Mines	3,535,000	44,541,000			158,098,133
Apex Silver Mines [a,d]	1,897,000	26,064,780
Eldorado Gold [a]	5,270,100	14,071,167	Telecommunications - 2.3%
Gammon Lake Resources [a]	3,005,800	20,229,034	CommScope [a]	1,050,700	18,292,687
Glamis Gold [a]	4,384,000	75,448,640	Foundry Networks [a]	4,217,800	36,399,614
Goldcorp	675,000	10,651,500	KVH Industries [a,c,d]	1,202,200	11,120,350
Golden Star Resources [a,d]	4,685,000	14,523,500	PC-Tel [a,c]	1,358,600	10,637,838
Hecla Mining Company [a,c]	11,741,500	53,541,240	Premiere Global Services [a]	500,000	5,645,000
Meridian Gold [a]	4,236,600	76,258,800	ViaSat [a]	513,300	10,435,389
Minefinders Corporation [a,c]	2,174,300	10,045,266
Northern Orion Resources [a,c,d]	8,832,600	21,639,870			92,530,878
Silver Standard Resources [a,c,d]	3,351,700	39,181,373
Stillwater Mining Company [a]	935,556	6,941,826	Total (Cost $641,150,879)		673,166,667

		418,761,985

Total (Cost $600,709,800)		770,777,666

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 29

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund (continued)	Royce Total Return Fund

	VALUE		SHARES	VALUE
Miscellaneous – 2.3%		COMMON STOCKS – 85.9%
Total (Cost $86,381,967)	$91,320,912
		Consumer Products – 6.2%
TOTAL COMMON STOCKS		Apparel and Shoes - 2.1%
(Cost $3,148,152,679)	3,638,760,004	Kenneth Cole Productions Cl. A	134,700	$4,191,864
		Cutter & Buck	533,141	6,877,519
REPURCHASE AGREEMENT – 8.5%		Delta Apparel[c]	763,460	9,871,538
State Street Bank & Trust Company, 2.55% dated 6/30/05, due 7/1/05, maturity value $336,254,816 (collateralized by obligations of various U.S. Government Agencies, valued at $344,641,646) (Cost $336,231,000)	336,231,000	Haggar	38,212	777,614
		Jones Apparel Group	492,000	15,271,680
		K-Swiss Cl. A	173,600	5,614,224
		Oshkosh B’Gosh Cl. A	333,400	8,665,066
COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%		Polo Ralph Lauren Cl. A	511,300	22,042,143
U.S. Treasury Bills		Reebok International	121,400	5,078,162
due 9/15/05	66,894	Saucony Cl. B	144,837	3,302,284
U.S. Treasury Bonds		Stride Rite	290,600	4,007,374
5.25%-11.25% due 2/15/15-5/15/30	41,098,061	Timberland Company Cl. Aa	386,000	14,945,920
U.S. Treasury Notes		Wolverine World Wide	315,000	7,563,150
1.625%-4.75% due 9/30/05-8/15/14	20,532,448
U.S. Treasury Strip-Interest				108,208,538
due 8/15/06-8/15/15	2,007,010
U.S. Treasury Strip-Principal		Collectibles - 0.3%
7.25%-9.875% due 11/15/15-5/15/16	584,670	Action Performance Companies[a]	639,100	5,636,862
		Russ Berrie & Company	669,000	8,569,890
(Cost $64,289,083)	64,289,083
				14,206,752
TOTAL INVESTMENTS – 101.9%
(Cost $3,548,672,762)	4,039,280,087	Food/Beverage/Tobacco - 0.5%
		Hershey Creamery Company	173	389,250
LIABILITES LESS CASH AND OTHER ASSETS – (1.9)%	(74,646,723)	Lancaster Colony	231,300	9,927,396
		J.M. Smucker Company (The)	255,200	11,979,088
NET ASSETS – 100.0%	$3,964,633,364	Tootsie Roll Industries	218,205	6,382,496

				28,678,230

		Home Furnishing and Appliances - 1.6%
		American Woodmark	108,680	3,261,487
		Ethan Allen Interiors	598,000	20,038,980
		Fedders Corporation	1,536,400	3,380,080
		Flexsteel Industries	225,676	3,175,261
		Furniture Brands International	346,300	7,483,543
		Hooker Furniture	85,735	1,497,790
		La-Z-Boy	1,457,300	21,232,861
		Lifetime Brands	264,995	5,175,352
		Natuzzi ADR[b]	1,211,200	9,859,168
		Stanley Furniture Company	209,020	5,133,531

				80,238,053

		Publishing - 0.4%
		Journal Communications Cl. A	692,450	11,633,160
		Reader’s Digest Association	436,100	7,195,650

				18,828,810

		Sports and Recreation - 0.8%
		Callaway Golf Company	1,168,300	18,026,869
		Monaco Coach	185,800	3,193,902
		Sturm, Ruger & Company	556,400	4,657,068
		Thor Industries	95,200	2,992,136
		Winnebago Industries	309,600	10,139,400

				39,009,375

		Other Consumer Products - 0.5%
		Blyth	254,100	7,127,505
		Burnham Holdings Cl. A	93,412	2,335,300
		Matthews International Cl. A	255,600	9,958,176
		Radica Games	72,400	626,839
		Starrett (L.S.) Company Cl. A	318,000	5,800,320

				25,848,140

		Total (Cost $305,304,230)		315,017,898

30 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Consumer Services – 6.1%			Central Pacific Financial	20,000	$712,000
Direct Marketing - 0.2%			Chittenden Corporation	240,625	6,545,000
Nu Skin Enterprises Cl. A	535,000	$12,465,500	Fauquier Bankshares [c]	213,300	5,545,800
			First National Bank Alaska	980	2,165,800
Leisure and Entertainment - 0.2%			HopFed Bancorp	56,000	879,760
Dover Downs Gaming & Entertainment	217,100	2,878,746	IndyMac Bancorp	34,000	1,384,820
International Speedway Cl. A	110,000	6,188,600	International Bancshares	131,556	3,721,726
Regal Entertainment Group Cl. A	250,100	4,721,888	Mercantile Bankshares	237,500	12,238,375
			†Ocwen Financial [a], [d]	240,000	1,622,400
		13,789,234	Oriental Financial Group	130,248	1,987,584
			Park National	62,370	6,891,885
Media and Broadcasting - 0.1%			Partners Trust Financial Group	728,100	7,776,108
Nelson (Thomas)	42,900	933,504	Peapack-Gladstone Financial	236,691	6,556,341
			R &G Financial Cl. B	38,400	679,296
Restaurants and Lodgings - 1.8%			Sterling Bancorp	262,250	5,599,038
Bob Evans Farms	783,000	18,259,560	Susquehanna Bancshares	343,500	8,446,665
CBRL Group	281,700	10,946,862	Timberland Bancorp	134,600	3,021,770
CEC Entertainment [a]	327,800	13,797,102	Wilmington Trust	510,300	18,375,903
IHOP Corporation	367,000	15,924,130
Landry’s Restaurants	40,600	1,221,654			173,327,873
Lone Star Steakhouse & Saloon	424,800	12,918,168
Ruby Tuesday	580,000	15,022,000	Insurance - 8.3%
Ryan’s Restaurant Group [a]	161,600	2,264,016	Alleghany Corporation [a]	94,044	27,931,068
			American Financial Group	324,100	10,863,832
		90,353,492	American National Insurance	155,493	17,833,492
			AmerUs Group	66,500	3,195,325
Retail Stores - 3.5%			Argonaut Group [a]	318,000	7,342,620
AnnTaylor Stores [a]	63,700	1,546,636	Aspen Insurance Holdings	487,100	13,424,476
Big Lots [a]	549,500	7,275,380	Assured Guaranty	177,700	4,151,072
Borders Group	541,600	13,707,896	Baldwin & Lyons Cl. B	494,911	11,927,355
Buckle (The)	112,600	4,992,684	CNA Surety [a]	447,000	6,637,950
Cato Corporation Cl. A	453,750	9,369,937	Capital Title Group	486,374	3,307,343
Claire’s Stores	670,800	16,132,740	Commerce Group	464,300	28,837,673
Deb Shops	466,388	13,511,260	Endurance Specialty Holdings	94,400	3,570,208
Dress Barn (The)[a]	1,032,676	23,369,458	Erie Indemnity Company Cl. A	457,200	24,803,100
Finish Line (The) Cl. A	30,300	573,276	Fidelity National Financial	93,643	3,342,119
Friedman’s Cl. A [a], [d]	42,800	43,228	First American	99,000	3,973,860
Movie Gallery	93,400	2,468,562	Horace Mann Educators	437,200	8,228,104
Neiman Marcus Group (The) Cl. A	188,100	18,230,652	Hub International	381,000	7,425,690
Payless ShoeSource [a]	829,300	15,922,560	IPC Holdings	279,300	11,065,866
Pep Boys- Manny, Moe & Jack	415,000	5,619,100	Independence Holding	379,924	6,705,659
Pier 1 Imports	1,213,400	17,218,146	Infinity Property & Casualty	211,800	7,387,584
Talbots	271,800	8,825,346	LandAmerica Financial Group	78,700	4,672,419
Tiffany & Co.	476,200	15,600,312	Leucadia National	463,200	17,893,416
Weis Markets	57,800	2,242,062	Markel Corporation [a]	53,800	18,238,200
			Montpelier Re Holdings	190,100	6,573,658
		176,649,235	NYMAGIC	167,000	3,899,450
			Ohio Casualty	377,700	9,132,786
Other Consumer Services - 0.3%			PartnerRe	2,600	167,492
Ambassadors Group	38,349	1,426,199	Phoenix Companies (The)	269,600	3,208,240
Jackson Hewitt Tax Service	113,200	2,676,048	PXRE Group	262,124	6,610,767
MoneyGram International	545,500	10,429,960	Protective Life	232,000	9,795,040
			RLI	438,400	19,552,640
		14,532,207	Reinsurance Group of America	163,600	7,609,036
			Safety Insurance Group	81,555	2,753,297
Total (Cost $264,287,117)		308,723,172	Scottish Re Group	447,900	10,857,096
			Selective Insurance Group	96,438	4,778,503
Financial Intermediaries – 14.7%			Stewart Information Services	19,600	823,200
Banking - 3.4%			Transatlantic Holdings	272,850	15,230,487
Abigail Adams National Bancorp [c]	244,400	3,971,500	21st Century Insurance Group	370,100	5,492,284
Anchor BanCorp Wisconsin	266,200	8,055,212	UICI	49,100	1,461,707
Arrow Financial	265,038	7,378,658
BOK Financial	452,675	20,877,371
Bancorp Rhode Island	203,200	7,437,120
Bank of Hawaii	191,700	9,728,775
Bank of NT Butterfield	121,900	5,058,850
Boston Private Financial Holdings	258,500	6,514,200
Canadian Western Bank	431,600	10,155,916

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 31

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Other Financial Services - 0.4%
Insurance (continued)			American Capital Strategies	55,200	$1,993,272
United Fire & Casualty Company	542,046	$24,077,683	Fremont General	34,100	829,653
Wesco Financial	29,930	10,774,800	GATX Corporation	383,500	13,230,750
Willis Group Holdings	197,000	6,445,840	London Stock Exchange	652,629	5,747,187
Zenith National Insurance	262,500	17,813,250
					21,800,862
		419,815,687
			Total (Cost $313,998,408)		387,709,156
Real Estate Investment Trusts - 1.5%
Captial Trust Cl. A	74,600	2,492,386	Health – 4.4%
Cousins Properties	223,500	6,611,130	Commercial Services - 0.8%
Essex Property Trust	83,000	6,893,980	Hooper Holmes	2,566,608	10,651,423
Gladstone Commercial	4,700	74,072	IDEXX Laboratories [a]	156,500	9,754,645
PS Business Parks	168,500	7,489,825	Owens & Minor	671,300	21,716,555
Public Storage	195,000	12,333,750
Rayonier	471,357	24,996,062			42,122,623
Vornado Realty Trust	183,100	14,721,240
			Drugs and Biotech - 0.2%
		75,612,445	Perrigo Company	607,500	8,468,550

Securities Brokers - 0.6%			Health Services - 0.5%
First Albany	206,100	1,228,356	Healthcare Services Group	179,292	3,600,183
Friedman, Billings, Ramsey Group Cl. A	520,200	7,438,860	Health Management Associates Cl. A	50,000	1,309,000
Piper Jaffray Companies [a]	311,000	9,463,730	NDCHealth Corporation [a]	20,900	375,573
Raymond James Financial	334,350	9,445,387	Omnicare	38,800	1,646,284
			Option Care	102,010	1,438,341
		27,576,333	PolyMedica Corporation	422,900	15,080,614
			Universal Health Services Cl. B	78,500	4,881,130
Other Financial Intermediaries - 0.9%
Student Loan	71,900	15,803,620			28,331,125
TSX Group	1,052,400	31,360,695
			Medical Products and Devices - 2.4%
		47,164,315	Applera Corporation- Applied Biosystems Group	548,400	10,787,028
			Arrow International	542,100	17,292,990
Total (Cost $565,190,377)		743,496,653	Datascope	482,734	16,099,179
			Diagnostic Products	261,300	12,367,329
Financial Services – 7.7%			Invacare Corporation	505,500	22,423,980
Information and Processing - 1.2%			Mentor Corporation	439,400	18,226,312
Fair Isaac	282,000	10,293,000	STERIS Corporation	382,400	9,854,448
Interactive Data	612,900	12,736,062	Vital Signs	314,965	13,644,284
Investors Financial Services	253,000	9,568,460	Young Innovations	5,250	195,983
SEI Investments	686,100	25,625,835
SS&C Technologies	22,800	722,304			120,891,533

		58,945,661	Personal Care - 0.5%
			Alberto-Culver Company	219,600	9,515,268
Insurance Brokers - 1.1%			CNS	155,756	3,559,025
Brown & Brown	444,300	19,966,842	Inter Parfums	181,300	3,515,407
Gallagher (Arthur J.) & Company	828,200	22,469,066	Regis	179,500	7,014,860
Hilb Rogal & Hobbs Company	357,300	12,291,120
					23,604,560
		54,727,028
			Total (Cost $175,743,702)		223,418,391
Investment Management - 5.0%
A.F.P. Provida ADR [b]	332,000	8,446,080	Industrial Products – 17.9%
Alliance Capital Management Holding L.P.	1,322,100	61,794,954	Automotive - 1.4%
BlackRock Cl. A	106,000	8,527,700	Adesa	563,500	12,267,395
C.I. Fund Management	964,300	13,891,524	Bandag	166,300	7,658,115
Cohen & Steers	746,100	15,377,121	Bandag Cl. A	202,400	8,197,200
Federated Investors Cl. B	1,021,100	30,643,211	CLARCOR	1,032,800	30,209,400
Gabelli Asset Management Cl. A	326,600	14,432,454	Strattec Security [a]	48,100	2,619,526
IGM Financial	545,600	16,766,112	Superior Industries International	293,900	6,965,430
Janus Capital Group	695,000	10,452,800	Wescast Industries Cl. A	97,400	2,213,902
National Financial Partners	150,000	5,871,000
Nuveen Investments Cl. A	856,800	32,232,816			70,130,968
T. Rowe Price Group	411,400	25,753,640
W.P. Stewart & Co.	332,900	8,046,193	Building Systems and Components - 0.9%
			International Aluminum	12,800	408,960
		252,235,605	LSI Industries	739,737	10,311,934

32 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Schnitzer Steel Industries Cl. A	273,500	$6,481,950
Building Systems and Components (continued)			Steel Dynamics	20,600	540,750
Preformed Line Products Company [c]	345,894	$14,112,475	Steel Technologies	57,800	976,820
Simpson Manufacturing	130,800	3,995,940
Teleflex	259,700	15,418,389			64,060,795

		44,247,698	Paper and Packaging - 1.0%
			AptarGroup	385,400	19,578,320
Construction Materials - 1.4%			Bemis Company	543,500	14,424,490
Ameron International	232,500	8,695,500	Louisiana-Pacific Corporation	20,100	494,058
Ash Grove Cement Company	39,610	6,218,770	Schweitzer-Mauduit International	227,000	7,066,510
Building Materials Holding	32,800	2,272,712	Sonoco Products Company	349,500	9,261,750
Florida Rock Industries	358,000	26,259,300
Martin Marietta Materials	123,300	8,522,496			50,825,128
NCI Building Systems [a]	50,000	1,640,000
Vulcan Materials Company	286,600	18,626,134	Pumps, Valves and Bearings - 1.1%
			Baldor Electric	247,500	6,019,200
		72,234,912	Franklin Electric	502,500	19,421,625
			Gorman-Rupp Company	295,237	6,321,024
Industrial Components - 2.1%			Roper Industries	163,000	11,633,310
AMETEK	520,900	21,799,665	Sun Hydraulics	326,450	11,879,516
Bel Fuse Cl. B	284,437	8,692,395
Chase Corporation [c]	273,800	3,833,200			55,274,675
Crane Company	259,800	6,832,740
Deswell Industries [c]	740,043	11,529,796	Specialty Chemicals and Materials - 2.1%
Donaldson Company	638,000	19,350,540	Albemarle Corporation	220,500	8,041,635
PerkinElmer	335,500	6,340,950	Arch Chemicals	249,700	6,232,512
Precision Castparts	196,200	15,283,980	Balchem Corporation	326,400	9,808,320
Watts Water Technologies Cl. A	228,300	7,645,767	Cabot Corporation	318,000	10,494,000
Woodhead Industries	339,700	4,283,617	Great Lakes Chemical	214,000	6,734,580
			Lubrizol Corporation	400,900	16,841,809
		105,592,650	MacDermid	588,300	18,331,428
			Methanex Corporation	1,016,969	16,749,479
Machinery - 4.2%			Quaker Chemical	405,000	7,067,250
Alamo Group	170,000	3,173,900	RPM International	262,000	4,784,120
Ampco-Pittsburgh	144,800	1,737,600	Schulman (A.)	208,600	3,731,854
Badger Meter	72,700	3,002,510
Briggs & Stratton	358,300	12,404,346			108,816,987
Cascade Corporation	174,500	7,547,125
Graco	563,200	19,188,224	Textiles - 0.1%
Hardinge [c]	482,700	6,781,935	UniFirst Corporation	12,100	490,534
IDEX Corporation	375,900	14,513,499
Lincoln Electric Holdings	609,000	20,188,350	Other Industrial Products - 2.4%
Lindsay Manufacturing	367,000	8,653,860	Albany International Cl. A	234,300	7,523,373
MTS Systems	161,400	5,419,812	Brady Corporation Cl. A	852,900	26,439,900
Mueller (Paul) Company [c]	112,700	3,268,300	Diebold	341,000	15,382,510
Nordson Corporation	468,200	16,049,896	HNI Corporation	491,200	25,124,880
Oshkosh Truck	8,600	673,208	Kimball International Cl. B	674,600	8,904,720
Stewart & Stevenson Services	966,000	21,889,560	McGrath RentCorp	200,000	4,740,000
Tecumseh Products Company Cl. A	199,800	5,482,512	Herman Miller	227,700	7,022,268
Tennant	263,800	9,341,158	Quixote Corporation [c]	442,900	8,685,269
Thomas Industries	427,300	17,074,908	Raven Industries	186,313	4,363,450
Toro Company (The)	452,900	17,486,469	Smith (A.O.) Corporation	212,900	5,686,559
Woodward Governor Company	258,800	21,746,964	Trinity Industries	256,400	8,212,492

		215,624,136			122,085,421

Metal Fabrication and Distribution - 1.2%			Total (Cost $666,770,229)		909,383,904
Commercial Metals Company	25,600	609,792
Gibraltar Industries	749,869	13,902,571	Industrial Services – 9.9%
IPSCO	76,400	3,338,680	Commercial Services - 3.1%
Kaydon Corporation	684,000	19,049,400	ABM Industries	834,900	16,280,550
Mueller Industries	128,000	3,468,800	ALLETE	194,900	9,725,510
Quanex Corporation	249,700	13,236,597	Brink’s Company (The)	421,510	15,174,360
Reliance Steel & Aluminum	13,700	507,859	Chemed Corporation [a]	370,400	15,141,952
Roanoke Electric Steel	117,892	1,947,576	Hillenbrand Industries	269,200	13,608,060
			Kelly Services Cl. A	552,800	15,832,192
			MPS Group [a]	604,000	5,689,680
			Manpower	345,200	13,732,056

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 33

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Natural Resources – 9.1%
Commercial Services (continued)			Energy Services - 2.8%
Reynolds & Reynolds Company Cl. A	715,700	$19,345,371	Carbo Ceramics	169,300	$13,367,928
Rollins	370,500	7,424,820	Ensign Energy Services	312,500	7,542,136
ServiceMaster Company (The)	677,000	9,071,800	Enterprise Products Partners L.P.	263,400	7,056,486
Watson Wyatt & Company Holdings	638,600	16,367,318	Gulf Island Fabrication	134,215	2,668,194
			Helmerich & Payne	545,800	25,608,936
		157,393,669	Lufkin Industries	331,369	11,922,657
			Nicor	371,700	15,302,889
Engineering and Construction - 0.9%			Piedmont Natural Gas Company	585,800	14,070,916
Chicago Bridge & Iron Company	244,200	5,582,412	Precision Drilling [a]	330,900	13,063,932
EMCOR Group [a]	262,700	12,846,030	Tidewater	420,700	16,037,084
Granite Construction	222,700	6,257,870	Universal Compression Holdings [a]	354,400	12,843,456
M.D.C. Holdings	73,187	6,019,631	Western Gas Resources	51,900	1,811,310
M/I Homes	6,400	346,240
Ryland Group (The)	76,800	5,826,816			141,295,924
Skyline Corporation	157,100	6,273,003
Standard Pacific	31,700	2,788,015	Oil and Gas - 4.7%
			Alliance Resource Partners L.P.	100,000	7,400,000
		45,940,017	Berry Petroleum Company Cl. A	207,500	10,972,600
			Chesapeake Energy	913,800	20,834,640
Food and Tobacco Processors - 1.1%			Cimarex Energy [a]	478,800	18,630,108
Corn Products International	194,000	4,609,440	Diamond Offshore Drilling	211,600	11,305,788
Farmer Bros.	366,000	8,147,160	EOG Resources	214,000	12,155,200
Fresh Del Monte Produce	133,300	3,588,436	Energen Corporation	13,800	483,690
Pilgrim’s Pride	85,900	2,931,767	Energy Transfer Partners L.P.	227,200	7,861,120
Sanderson Farms	70,450	3,201,248	EnergySouth [c]	465,628	12,902,552
Seaboard Corporation	16,002	26,627,328	Husky Energy	266,555	10,601,718
Universal	121,000	5,297,380	Magellan Midstream Partners L.P.	200,000	6,556,000
			Pacific Energy Partners L.P.	238,000	7,554,120
		54,402,759	Penn Virginia	336,200	15,018,054
			PetroKazakhstan Cl. A	134,812	4,931,423
Industrial Distribution - 1.4%			Plains All American Pipeline L.P.	186,000	8,157,960
Central Steel & Wire	7,765	4,495,935	Pogo Producing Company	454,900	23,618,408
Grainger (W.W.)	292,000	15,998,680	St. Mary Land & Exploration Company	496,200	14,379,876
Handleman	13,200	217,932	SEACOR Holdings [a]	362,000	23,276,600
Lawson Products	309,369	12,009,705	Stone Energy [a]	276,500	13,520,850
Mine Safety Appliances Company	196,000	9,055,200	Sunoco Logistics Partners L.P.	239,600	9,076,048
Ritchie Bros. Auctioneers	676,740	26,088,327
Watsco	106,600	4,541,160			239,236,755

		72,406,939	Precious Metals and Mining - 0.7%
			AngloGold Ashanti ADR [b]	31,000	1,107,630
Printing - 0.7%			Gold Fields ADR [b]	605,000	6,866,750
Banta Corporation	444,700	20,171,592	Goldcorp	1,212,000	19,125,360
CSS Industries	49,757	1,683,777	Lihir Gold ADR [a], [b]	344,000	6,384,640
Courier Corporation	301,996	11,599,666
Ennis	9,300	168,516			33,484,380
John H. Harland Company	107,700	4,092,600
			Real Estate - 0.7%
		37,716,151	St. Joe Company	305,000	24,869,700
			W.P. Carey & Co.	418,500	12,253,680
Transportation and Logistics - 2.2%
Alexander & Baldwin	472,700	21,909,645			37,123,380
Arkansas Best	417,632	13,284,874
C. H. Robinson Worldwide	128,000	7,449,600	Other Natural Resources - 0.2%
EGL [a]	600,600	12,204,192	Deltic Timber	38,000	1,445,140
Expeditors International of Washington	333,200	16,596,692	Natural Resource Partners L.P.	75,000	4,349,250
Nordic American Tanker Shipping	55,600	2,360,220	Plum Creek Timber Company	177,000	6,425,100
Overseas Shipholding Group	40,900	2,439,685
Sea Containers Cl. A	387,800	6,193,166			12,219,490
SkyWest	164,800	2,996,064
Teekay Shipping	281,200	12,344,680	Total (Cost $320,025,256)		463,359,929
UTI Worldwide	164,200	11,431,604
			Technology – 5.4%
		109,210,422	Aerospace and Defense - 0.6%
			Cubic Corporation	38,300	679,442
Other Industrial Services - 0.5%			Curtiss-Wright	161,800	8,729,110
Landauer [c]	475,400	24,678,014	EDO Corporation	3,200	95,712

Total (Cost $368,799,082)		501,747,971

34 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Miscellaneous – 2.8%
Aerospace and Defense (continued)			Total (Cost $137,149,829)		$140,575,705
Engineered Support Systems	18,450	$661,064
HEICO Corporation	241,400	5,651,174	TOTAL COMMON STOCKS
HEICO Corporation Cl. A	339,659	6,120,655	(Cost $3,430,026,103)		4,352,366,945
Kaman Corporation Cl. A	368,200	6,642,328
			PREFERRED STOCKS – 0.9%
		28,579,485	Allied Waste Industries Ser. C 6.25% Conv.	41,000	1,888,870
			†Allied Waste Industries Ser. D 6.25% Conv.	28,300	6,990,100
			Central Parking Finance Trust 5.25% Conv.	4,000	80,000
Components and Systems - 2.4%			Fedders Corporation 8.60%	79,975	1,651,484
AVX Corporation	980,600	11,884,872	First Union Real Estate Equity & Mortgage
Adaptec [a]	1,681,100	6,522,668	Investments Ser. A 8.40% Conv.	24,000	595,200
American Power Conversion	624,600	14,734,314	Fleetwood Capital Trust 6.00% Conv. [a]	70,000	3,342,500
Analogic Corporation	222,869	11,214,768	†Merrill Lynch & Co. 6.75% Conv.	115,000	4,175,075
Imation Corporation	10,600	411,174	†PNM Resources 6.75% Conv.	35,000	1,873,900
Lowrance Electronics	3,600	75,672	Reinsurance Group of America 5.75% Conv.	94,000	5,597,700
Methode Electronics	1,721,690	20,436,460	Vornado Realty Trust Ser. A 6.50% Conv.	60,300	6,633,000
Nam Tai Electronics	423,540	9,631,300	Vornado Realty Trust Ser. F 6.75%	200,000	5,050,000
Newport Corporation [a]	489,300	6,781,698	Vornado Realty Trust Ser. G 6.625%	400,000	9,940,000
Richardson Electronics	317,700	2,319,210
Symbol Technologies	703,300	6,941,571	TOTAL PREFERRED STOCKS
Technitrol	910,900	12,871,017	(Cost $42,970,059)		47,817,829
Tektronix	881,000	20,500,870
				PRINCIPAL
		124,325,594		AMOUNT
			CORPORATE BONDS – 0.6%
Distribution - 0.5%			Amkor Technology 9.25%
Agilysys	132,711	2,083,563	Senior Note due 2/15/08	$1,000,000	962,500
Arrow Electronics [a]	571,600	15,524,656	†Athena Neurosciences Finance 7.25%
Tech Data [a]	218,800	8,010,268	Senior Note due 2/21/08	8,900,000	8,277,000
			E*TRADE Financial 6.00%
		25,618,487	Conv. Sub. Note due 2/1/07	2,500,000	2,512,500
			Human Genome Sciences 5.00%
IT Services - 0.6%			Conv. Sub. Note due 2/1/07	2,000,000	1,930,000
Black Box	467,000	16,531,800	Leucadia National 3.75%
MAXIMUS	309,900	10,936,371	Conv. Senior Note due 4/15/14	3,000,000	3,037,500
Syntel	99,908	1,601,525	Level 3 Communications 9.125% [d]
			Senior Note due 5/1/08	9,250,000	7,804,687
		29,069,696	Level 3 Communications 10.50% [d]
			Senior Note due 12/1/08	3,000,000	2,520,000
Semiconductors and Equipment - 0.4%			Level 3 Communications 6.00%
Cognex Corporation	418,300	10,955,277	Conv. Sub. Deb. due 9/15/09	5,000,000	2,737,500
Exar Corporation [a]	565,800	8,424,762	Levi Strauss & Co. 12.25%
			Senior Note due 12/15/12	1,000,000	1,092,500
		19,380,039	Mueller Industries 6.00%
			Sub. Deb. due 11/1/14	1,088,000	1,077,120
Telecommunications - 0.9%
ADTRAN	140,000	3,470,600	TOTAL CORPORATE BONDS
CT Communications	59,717	779,307	(Cost $27,769,881)		31,951,307
Golden Telecom	170,695	5,236,923
Inter-Tel	104,600	1,946,606
North Pittsburgh Systems	708,272	13,853,800
Scientific-Atlanta	534,850	17,794,460
SureWest Communications	198,400	5,088,960

		48,170,656

Total (Cost $250,634,684)		275,143,957

Utilities – 1.7%
Aqua America	446,075	13,266,270
CH Energy Group	224,300	10,907,709
El Paso Electric Company [a]	316,400	6,470,380
Hawaiian Electric Industries	641,500	17,198,615
MDU Resources Group	33,300	938,061
PNM Resources	638,900	18,406,709
SJW	196,500	9,237,465
Southern Union [a]	300,000	7,365,000

Total (Cost $62,123,189)		83,790,209

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 35

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)	Royce TrustShares Fund

	PRINCIPAL			SHARES	VALUE
	AMOUNT	VALUE	COMMON STOCKS – 95.9%
GOVERNMENT BONDS – 2.0%			Consumer Products – 3.5%
(Principal Amount shown in Canadian dollars.)			Apparel and Shoes - 2.8%
Canada 3.25%, due 12/1/06	$24,000,000	$19,716,161	Delta Apparel	33,400	$431,862
Canada 4.50%, due 9/1/07	24,000,000	20,231,146	†Gildan Activewear [a]	13,000	342,550
Canada 4.25%, due 9/1/08	24,000,000	20,288,149	Polo Ralph Lauren Cl. A	16,500	711,315
Canada 5.50%, due 6/1/09	24,000,000	21,252,497
Canada 5.50%, due 6/1/10	24,000,000	21,486,582			1,485,727

TOTAL GOVERNMENT BONDS			Collectibles - 0.7%
(Cost $95,853,819)		102,974,535	†Action Performance Companies [a]	40,100	353,682

U.S. TREASURY OBLIGATIONS – 4.0%			Total (Cost $1,447,357)		1,839,409
U.S. Treasury Notes
5.625%, due 2/15/06	100,000,000	101,378,900	Consumer Services – 3.6%
3.25%, due 8/15/08	100,000,000	98,753,900	Retail Stores - 1.7%
			Charming Shoppes [a]	50,000	466,500
TOTAL U.S. TREASURY OBLIGATIONS			†Cost Plus [a]	18,000	448,920
(Cost $201,502,521)		200,132,800
					915,420
REPURCHASE AGREEMENT – 6.2%
State Street Bank & Trust Company,			Other Consumer Services - 1.9%
2.55% dated 6/30/05, due 7/1/05,			†Coinstar [a]	17,200	390,268
maturity value $314,843,300			MoneyGram International	31,100	594,632
(collateralized by obligations of various
U.S. Government Agencies, valued at					984,900
$322,694,897)
(Cost $314,821,000)		314,821,000	Total (Cost $1,716,932)		1,900,320

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%			Financial Intermediaries – 2.0%
U.S. Treasury Bonds			Securities Brokers - 2.0%
5.25%-9.00% due 5/15/16-5/15/30		12,140,852	E*TRADE Financial [a]	77,200	1,080,028
U.S. Treasury Notes
2.875% due 11/30/06		6,406	Total (Cost $669,953)		1,080,028
U.S. Treasury Strip-Interest
due 8/15/06-8/15/15		2,288,259	Financial Services – 13.6%
U.S. Treasury Strip-Principal			Information and Processing - 2.4%
7.25%-9.875% due 11/15/15-5/15/16		354,551	eFunds Corporation [a]	29,900	537,901
			SEI Investments	20,000	747,000
(Cost $14,790,068)		14,790,068
					1,284,901
TOTAL INVESTMENTS – 99.9%
(Cost $4,127,733,451)		5,064,854,484	Insurance Brokers - 2.6%
CASH AND OTHER ASSETS			Brown & Brown	20,000	898,800
LESS LIABILITIES – 0.1%		4,624,526	Gallagher (Arthur J.) & Company	18,000	488,340

NET ASSETS – 100.0%		$5,069,479,010			1,387,140

			Investment Management - 6.8%
			Alliance Capital Management Holding L.P.	40,000	1,869,600
			Federated Investors Cl. B	25,000	750,250
			Nuveen Investments Cl. A	25,800	970,596

					3,590,446

			Other Financial Services - 1.8%
			†Morningstar [a]	33,900	954,285

			Total (Cost $5,711,341)		7,216,772

			Health – 8.7%
			Commercial Services - 2.3%
			†Dendrite International [a]	46,000	634,800
			First Consulting Group [a]	117,700	603,683

					1,238,483

			Drugs and Biotech - 3.7%
			Hi-Tech Pharmacal [a]	6,000	191,160
			†Life Sciences Research [a]	57,000	681,720
			Par Pharmaceutical Companies [a]	21,000	668,010
			Perrigo Company	27,900	388,926

					1,929,816

36 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Natural Resources – 4.3%
Health Services - 1.2%			Energy Services - 3.8%
†On Assignment [a]	125,500	$624,990	Input/Output [a]	110,000	$690,800
			†Maverick Tube [a]	18,000	536,400
Medical Products and Devices - 0.8%			Universal Compression Holdings [a]	22,000	797,280
Arrow International	13,500	430,650
					2,024,480
Personal Care - 0.7%
†Helen of Troy [a]	15,000	381,900	Precious Metals and Mining - 0.5%
			Hecla Mining Company [a]	50,000	228,000
Total (Cost $4,673,106)		4,605,839
			Total (Cost $2,013,071)		2,252,480
Industrial Products – 18.0%
Automotive - 0.6%			Technology – 30.7%
Adesa	15,000	326,550	Components and Systems - 10.6%
			Checkpoint Systems [a]	37,400	661,980
Building Systems and Components - 0.8%			†Electro Scientific Industries [a]	24,000	429,120
†Craftmade International	27,100	439,020	Excel Technology [a]	34,000	826,200
			KEMET Corporation [a]	73,000	459,900
Machinery - 5.2%			Lowrance Electronics	26,000	546,520
†Alamo Group	18,300	341,661	Richardson Electronics	56,100	409,530
†Hurco Companies [a]	31,500	502,740	†SanDisk Corporation [a]	19,000	450,870
Lincoln Electric Holdings	28,900	958,035	†SimpleTech [a]	160,500	614,715
†Rofin-Sinar Technologies [a]	28,300	928,240	Technitrol	42,800	604,764
			Vishay Intertechnology [a]	51,100	606,557
		2,730,676
					5,610,156
Metal Fabrication and Distribution - 5.3%
†Insteel Industries	40,100	505,260	Distribution - 1.1%
†NN	51,500	653,020	Benchmark Electronics [a]	19,000	577,980
Oregon Steel Mills [a]	28,000	481,880
†Roanoke Electric Steel	22,400	370,048	Internet Software and Services - 0.6%
Schnitzer Steel Industries Cl. A	15,000	355,500	†eResearch Technology [a]	25,000	334,750
†Universal Stainless & Alloy Products [a]	34,500	419,210
			IT Services - 5.0%
		2,784,918	BearingPoint [a]	25,000	183,250
			Forrester Research [a]	30,000	534,900
Specialty Chemicals and Materials - 4.0%			Keane [a]	33,000	452,100
Aceto Corporation	112,200	839,256	MAXIMUS	8,600	303,494
†MacDermid	23,400	729,144	Perot Systems Cl. A [a]	50,000	711,000
†OM Group [a]	22,000	543,180	†Sapient Corporation [a]	54,800	434,564

		2,111,580			2,619,308

Other Industrial Products - 2.1%			Semiconductors and Equipment - 7.3%
†Brady Corporation Cl. A	10,000	310,000	Cabot Microelectronics [a]	8,000	231,920
†Imagistics International [a]	16,000	448,000	†California Micro Devices [a]	88,000	499,840
†Raven Industries	15,000	351,300	Cognex Corporation	28,500	746,415
			Credence Systems [a]	60,000	543,000
		1,109,300	†CyberOptics Corporation [a]	29,900	388,700
			Exar Corporation [a]	41,600	619,424
Total (Cost $9,204,843)		9,502,044	†Sanmina-SCI Corporation [a]	100,000	547,000
			Silicon Storage Technology [a]	76,000	306,280
Industrial Services – 6.8%
Commercial Services - 1.1%					3,882,579
Harsco Corporation	5,000	272,750
MPS Group [a]	33,000	310,860	Software - 1.9%
RCM Technologies [a]	2,500	10,600
			Pegasystems [a]	105,800	624,220
		594,210	Verity [a]	43,500	381,495

Industrial Distribution - 2.3%					1,005,715
Ritchie Bros. Auctioneers	31,000	1,195,050
			Telecommunications - 4.2%
Transportation and Logistics - 3.4%			†Inter-Tel	31,000	576,910
Atlas Air Worldwide Holdings[a,e]	15,000	487,500	Radyne ComStream [a]	58,000	503,150
EGL [a]	13,000	264,160	Scientific-Atlanta	16,000	532,320
UTI Worldwide	6,000	417,720	†Yak Communications [a]	120,400	583,940
†Universal Truckload Services [a]	37,400	631,686
					2,196,320
		1,801,066
			Total (Cost $15,931,621)		16,226,808
Total (Cost $2,237,714)		3,590,326

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 37

SCHEDULES OF INVESTMENTS

Royce TrustShares Fund (continued)		Royce Opportunity Fund

	VALUE		SHARES	VALUE
Miscellaneous – 4.7%		COMMON STOCKS – 93.6%
Total (Cost $2,386,722)	$2,508,291	Consumer Products – 3.8%
		Apparel and Shoes - 1.1%
TOTAL COMMON STOCKS		Hartmarx Corporation [a,d]	262,100	$2,639,347
(Cost $45,992,660)	50,722,317	Kellwood Company	352,400	9,479,560
		Warnaco Group (The) [a]	365,500	8,497,875
REPURCHASE AGREEMENT – 2.6%
State Street Bank & Trust Company,				20,616,782
2.55% dated 6/30/05, due 7/1/05,
maturity value $1,410,100		Collectibles - 0.2%
(collateralized by obligations of various		Topps Company (The)	412,100	4,133,363
U.S. Government Agencies, valued at
$1,447,468)		Home Furnishing and Appliances - 1.4%
(Cost $1,410,000)	1,410,000	†American Technology [a,d]	155,600	894,700
		Bassett Furniture Industries	221,700	4,181,262
TOTAL INVESTMENTS – 98.5%		Furniture Brands International	512,400	11,072,964
(Cost $47,402,660)	52,132,317	La-Z-Boy	696,900	10,153,833

CASH AND OTHER ASSETS LESS LIABILITIES – 1.5%	773,132			26,302,759

NET ASSETS – 100.0%	$52,905,449	Publishing - 0.7%
		Journal Communications Cl. A	126,200	2,120,160
		Scholastic Corporation [a,d]	279,000	10,755,450

				12,875,610

		Other Consumer Products - 0.4%
		Cross (A.T.) Company Cl. A a	357,400	1,522,524
		Universal Electronics [a]	294,200	4,880,778

				6,403,302

		Total (Cost $62,171,845)		70,331,816

		Consumer Services – 6.5%
		Direct Marketing - 0.3%
		Alloy [a,d]	1,015,600	5,220,184
		Gaiam [a,d]	146,300	1,018,248

				6,238,432

		Leisure and Entertainment - 1.0%
		Orient-Express Hotels Cl. A	249,700	7,907,999
		Steinway Musical Instruments [a]	295,400	8,672,944
		Vail Resorts [a,d]	34,700	975,070

				17,556,013

		Media and Broadcasting - 0.7%
		Cox Radio Cl. A a,d	624,700	9,839,025
		Emmis Communications Cl. A a	47,774	844,167
		Regent Communications [a,d]	375,600	2,204,772

				12,887,964

		Restaurants and Lodgings - 0.6%
		Landry’s Restaurants	215,600	6,487,404
		Rubio’s Restaurants [a,c,d]	477,400	4,988,830

				11,476,234

		Retail Stores - 3.5%
		Bakers Footwear Group [a,c,d]	308,800	3,381,360
		Casual Male Retail Group [a]	594,300	4,344,333
		Charlotte Russe Holding [a,d]	339,500	4,230,170
		Dillard’s Cl. A	378,300	8,859,786
		Gander Mountain Company [a,d]	401,800	4,580,520
		Linens ’n Things [a,d]	377,200	8,924,552
		Longs Drug Stores	30,800	1,325,940
		Party City [a,d]	382,000	4,584,000
		REX Stores [a]	532,300	7,691,735
		Tweeter Home Entertainment Group [a,d]	800,300	2,000,750
		Wild Oats Markets [a,d]	879,300	10,067,985
		Wilsons The Leather Experts [a,d]	701,600	4,658,624

				64,649,755

38 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			Building Systems and Components - 0.6%
Other Consumer Services - 0.4%			Lennox International	431,500	$9,134,855
Rent-Way [a], [d]	821,900	$8,087,496	Modtech Holdings [a]	434,701	2,825,557

Total (Cost $99,982,356)		120,895,894			11,960,412

Financial Intermediaries – 2.8%			Construction Materials - 0.4%
Banking - 1.2%			Apogee Enterprises	531,000	8,161,470
Banc Corporation (The)[a]	132,000	1,396,560
Community Capital Bancshares	71,600	791,896	Industrial Components - 5.2%
NetBank	921,200	8,585,584	American Technical Ceramics [a]	308,100	3,154,944
Pacific Mercantile Bancorp [a], [d]	101,700	1,433,970	Barnes Group	443,800	14,689,780
Texas Capital Bancshares [a], [d]	309,300	6,105,582	CTS Corporation	515,800	6,339,182
UMB Financial	74,100	4,225,923	Crane Company	341,600	8,984,080
			Deswell Industries	470,549	7,331,106
		22,539,515	Fansteel [a]	52,600	63,120
			Gerber Scientific [a], [c], [d]	1,323,400	9,210,864
Insurance - 1.6%			GrafTech International [a], [d]	1,371,700	5,898,310
American Physicians Capital [a]	246,900	9,172,335	Hawk Corporation Cl. A [a], c,	487,400	5,702,580
FBL Financial Group Cl. A	373,100	10,301,291	Ladish Company [a]	458,700	4,582,413
Horace Mann Educators	522,400	9,831,568	Lamson & Sessions Company [a], c,	717,500	8,480,850
			MagneTek [a]	417,700	1,073,489
		29,305,194	Planar Systems [a], [d]	626,600	4,605,510
			Timken Company (The)	389,900	9,006,690
Total (Cost $43,181,275)		51,844,709	Zygo Corporation [a]	767,900	7,525,420

Financial Services – 1.2%					96,648,338
Other Financial Services - 1.2%
Advanta Corporation Cl. B	366,000	10,306,560	Machinery - 6.8%
Metris Companies [a], [d]	864,300	12,497,778	AGCO Corporation [a], [d]	360,800	6,898,496
			Baldwin Technology Company Cl. A [a], c,	773,000	2,396,300
Total (Cost $10,465,051)		22,804,338	Evans & Sutherland Computer [a], [c], [d]	587,325	2,965,991
			FEI Company [a], [d]	440,900	10,056,929
Health – 3.5%			Flow International [a], [d]	1,048,700	6,701,193
Drugs and Biotech - 1.3%			GSI Group [a]	1,134,800	10,689,816
Cambrex Corporation	569,600	10,850,880	Global Power Equipment Group [a], [d]	580,400	4,614,180
Par Pharmaceutical Companies [a], [d]	381,000	12,119,610	Hurco Companies [a], [c], [d]	361,000	5,761,560
Transgenomic [a]	807,600	549,168	JLG Industries	311,200	8,551,776
			Keithley Instruments	474,800	7,316,668
		23,519,658	LeCroy Corporation [a], [d]	540,000	7,425,000
			Regal-Beloit	400,700	11,684,412
Health Services - 1.2%			Robbins & Myers	472,700	10,167,777
†Albany Molecular Research [a], [d]	571,300	7,998,200	TB Wood’s [a], c,	272,800	1,527,680
Cross Country Healthcare [a]	214,400	3,644,800	Terex Corporation [a]	286,400	11,284,160
Medical Staffing Network Holdings [a], [d]	732,700	3,626,865	Thermadyne Holdings [a]	409,400	5,731,600
QuadraMed Corporation [a], [d]	837,800	1,457,772	UNOVA [a], [d]	479,200	12,761,096
Quovadx [a]	1,412,204	3,897,683
Tripos [a]	431,700	1,601,607			126,534,634

		22,226,927	Metal Fabrication and Distribution - 2.0%
			Aleris International [a], [d]	368,505	8,309,788
Medical Products and Devices - 0.8%			Foster (L.B.) Company Cl. A [a]	494,200	4,596,060
Del Global Technologies [a]	267,885	683,107	Haynes International [a]	194,600	3,298,470
Encore Medical [a], [d]	690,100	3,830,055	NN	198,708	2,519,617
New Brunswick Scientific [a]	353,374	1,883,483	Oregon Steel Mills [a], [d]	500,100	8,606,721
PhotoMedex [a], [d]	759,257	1,723,513	RTI International Metals [a], [d]	285,300	8,961,273
Quinton Cardiology Systems [a], [d]	394,500	3,171,780
†Zoll Medical [a], [d]	151,700	3,860,765			36,291,929

		15,152,703	Paper and Packaging - 0.7%
			Chesapeake Corporation	395,700	8,285,958
Personal Care - 0.2%			Graphic Packaging [a], [d]	1,278,200	4,665,430
Revlon Cl. A [a], [d]	1,392,540	4,275,098
					12,951,388
Total (Cost $71,661,599)		65,174,386
			Pumps, Valves and Bearings - 1.9%
Industrial Products – 28.6%			Baldor Electric	412,600	10,034,432
Automotive - 0.4%			CIRCOR International	517,900	12,776,593
†Asbury Automotive Group [a], [d]	102,500	1,579,525	Flowserve Corporation [a], [d]	426,800	12,914,968
Spartan Motors	564,100	6,080,998
					35,725,993
		7,660,523

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 39

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Industrial Distribution - 0.2%
Specialty Chemicals and Materials - 7.5%			Rush Enterprises Cl. Ba,d	224,800	$3,014,568
Aceto Corporation	882,750	$6,602,970
Calgon Carbon	758,200	6,710,070	Printing - 0.3%
Crompton Corporation	571,300	8,083,895	Bowne & Co.	434,000	6,275,640
H.B. Fuller Company	209,500	7,135,570
LESCO[a,d]	404,800	5,098,456	Transportation and Logistics - 2.3%
Lydall[a]	604,100	5,207,342	Alaska Air Group[a,d]	190,000	5,652,500
MacDermid	332,500	10,360,700	Atlas Air Worldwide Holdings[a,e]	486,100	15,798,250
Material Sciences[a]	620,400	9,033,024	Mesa Air Group[a,d]	845,700	5,674,647
Mosaic Company (The)[a,d]	558,700	8,693,372	Pacific CMA[a]	541,100	449,113
OM Group[a,d]	470,400	11,614,176	Sea Containers Cl. A	534,000	8,527,980
Park Electrochemical	529,300	13,338,360	Swift Transportation Company[a,d]	282,800	6,586,412
Penford Corporation	320,100	5,121,600
PolyOne Corporation[a,d]	1,021,000	6,759,020			42,688,902
Quaker Chemical	318,500	5,557,825
Spartech Corporation	478,700	8,520,860	Other Industrial Services - 0.1%
Terra Industries[a,d]	757,800	5,160,618	National Technical Systems[a]	345,700	1,642,075
Titanium Metals[a,d]	305,145	17,329,185
			Total (Cost $114,113,961)		136,112,617
		140,327,043
			Natural Resources – 3.1%
Textiles - 0.1%			Energy Services - 1.5%
Dixie Group[a]	136,100	2,396,721	Global Industries[a,d]	565,500	4,806,750
			GulfMark Offshore[a,d]	296,800	8,105,608
Other Industrial Products - 3.0%			Newpark Resources[a,d]	1,081,800	8,113,500
†Cherokee International[a,d]	96,400	360,536	Universal Compression Holdings[a,d]	191,700	6,947,208
Interface Cl. Aa,d	1,288,000	10,368,400
Maxwell Technologies[a]	544,000	6,631,360			27,973,066
McGrath RentCorp	716,100	16,971,570
Tredegar Corporation	489,800	7,640,880	Oil and Gas - 1.2%
Trinity Industries	427,800	13,702,434	ATP Oil & Gas[a]	203,900	4,771,260
			Pioneer Drilling Company[a]	468,300	7,146,258
		55,675,180	TODCO Cl. Aa,d	389,000	9,985,630

Total (Cost $421,887,085)		534,333,631			21,903,148

Industrial Services – 7.3%			Precious Metals and Mining - 0.4%
Advertising and Publishing - 0.9%			Century Aluminum[a,d]	403,000	8,221,200
Harris Interactive[a]	850,100	4,139,987
Journal Register Company[a,d]	456,100	7,986,311	Total (Cost $36,671,972)		58,097,414
ValueClick[a,d]	409,000	5,042,970
			Technology – 35.5%
		17,169,268	Aerospace and Defense - 4.8%
			AirTran Holdings[a,d]	728,900	6,727,747
Commercial Services - 2.1%			BE Aerospace[a,d]	403,100	6,300,453
Anacomp Cl. Aa	120,800	1,479,800	CPI Aerostructures[a]	193,700	1,743,300
Carreker Corporation[a]	772,000	4,230,560	Ducommun[a]	397,000	6,713,270
Kforce[a,d]	475,575	4,023,365	Esterline Technologies[a,d]	235,300	9,430,824
Management Network Group[a]	905,500	1,992,100	Fairchild Corporation (The) Cl. Aa	562,800	1,609,608
Rentrak Corporation[a,d]	305,800	2,752,200	GenCorp[a]	255,500	4,920,930
Sparton Corporation[a]	321,518	3,179,813	HEICO Corporation	340,600	7,973,446
TRC Companies[a,c,d]	817,400	9,596,276	Herley Industries[a]	354,700	6,469,728
Volt Information Sciences[a]	415,800	9,866,934	Hexcel Corporation[a,d]	1,019,200	17,244,864
Xanser Corporation[a]	1,365,500	3,167,960	Kaman Corporation Cl. A	641,600	11,574,464
			LaBarge[a]	215,100	3,904,065
		40,289,008	Teledyne Technologies[a,d]	164,300	5,352,894

Engineering and Construction - 1.3%					89,965,593
Champion Enterprises[a,d]	806,100	8,012,634
Comfort Systems USA[a,d]	848,000	5,579,840	Components and Systems - 7.3%
Fleetwood Enterprises[a,d]	612,800	6,219,920	Ampex Corporation Cl. Aa	69,400	2,727,420
Matrix Service Company[a,d]	812,100	3,719,418	Analogic Corporation	243,400	12,247,888
			Ault[a,c]	321,100	866,970
		23,531,812	Belden CDT[d]	532,550	11,290,060
			Celestica[a,d]	525,800	7,045,720
Food and Tobacco Processors - 0.1%			Cray[a,d]	1,523,100	1,888,644
Galaxy Nutritional Foods[a]	721,800	1,501,344	Dot Hill Systems[a,d]	391,500	2,051,460
			Hypercom Corporation[a,d]	782,700	5,064,069
			InFocus Corporation[a,d]	1,229,700	5,090,958
40 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			MEMC Electronic Materials[a,d]	592,500	$9,343,725
Components and Systems (continued)			Mentor Graphics[a,d]	661,500	6,780,375
Innovex[a,d]	577,000	$1,979,110	PLX Technology[a,d]	633,400	6,435,344
Interlink Electronics[a,d]	635,000	3,594,100	Pericom Semiconductor[a,d]	814,500	6,630,030
Interphase Corporation[a,c]	393,800	2,461,250	†Sanmina-SCI Corporation[a,d]	337,200	1,844,484
Iomega Corporation[a]	1,457,100	3,861,315	Silicon Storage Technology[a,d]	559,300	2,253,979
KEMET Corporation[a,d]	880,200	5,545,260	Standard Microsystems[a,d]	486,800	11,381,384
Lantronix[a]	1,180,700	1,546,717	TriQuint Semiconductor[a,d]	1,128,600	3,758,238
Maxtor Corporation[a,d]	733,600	3,814,720	Ultra Clean Holdings[a,d]	275,700	2,053,965
Merix Corporation[a,d]	735,700	4,303,845	Varian Semiconductor Equipment
Nam Tai Electronics	497,000	11,301,780	Associates[a,d]	219,400	8,117,800
OSI Systems[a,d]	471,100	7,438,669	Veeco Instruments[a,d]	676,400	11,011,792
Pinnacle Systems[a,d]	747,500	4,111,250	Vitesse Semiconducter[a,d]	715,300	1,494,977
Printronix	315,400	5,273,488	White Electronic Designs[a]	794,800	4,411,140
SBS Technologies[a]	462,350	4,290,608
SCM Microsystems[a,c,d]	934,620	2,579,551			156,042,612
Sigmatron International[a,c]	210,400	2,236,552
Spectrum Control[a,d]	614,100	4,139,034	Software - 4.0%
TTM Technologies[a,d]	669,800	5,097,178	†Actel Corporation[a,d]	327,700	4,555,030
Vishay Intertechnology[a,d]	965,100	11,455,737	Aspen Technology[a,d]	928,400	4,827,680
Western Digital[a,d]	251,900	3,380,498	†Avid Technology[a,d]	114,500	6,100,560
			Borland Software[a,d]	1,283,800	8,806,868
		136,683,851	Epicor Software[a,d]	721,000	9,517,200
			Evolving Systems[a,d]	566,800	1,626,716
Distribution - 1.0%			Indus International[a,d]	1,004,300	2,470,578
Bell Industries[a,c]	442,900	1,014,241	MSC.Software[a,d]	624,400	8,554,280
Bell Microproducts[a,d]	798,400	7,504,960	†Majesco Entertainment Company[a,d]	192,800	1,260,912
Benchmark Electronics[a,d]	328,400	9,989,928	Manugistics Group[a,d]	1,799,500	3,203,110
			NetIQ Corporation[a,d]	746,400	8,471,640
		18,509,129	†Phase Forward[a,d]	411,600	2,798,880
			Phoenix Technologies[a,d]	959,000	7,461,020
Internet Software and Services - 1.1%			†PLATO Learning[a,d]	82,730	610,547
Digitas[a,d]	588,051	6,709,662	QAD	674,100	5,190,570
†Interwoven[a,d]	309,900	2,333,547	Versant Corporation[a]	381,500	122,080
Lionbridge Technologies[a,d]	685,810	4,649,792
1-800-Flowers.com[a]	745,200	5,246,208			75,577,671
Tumbleweed Communications[a,d]	458,500	1,192,100
			Telecommunications - 7.4%
		20,131,309	Aether Systems[a,d]	1,076,500	3,541,685
			Andrew Corporation[a,d]	722,400	9,217,824
IT Services - 1.5%			Arris Group[a,d]	918,700	8,001,877
CIBER[a,d]	893,623	7,131,112	C-COR.net[a,d]	955,400	6,544,490
Computer Horizons[a,c]	1,617,500	5,062,775	Carrier Access[a,d]	673,866	3,248,034
Computer Task Group[a,c]	1,216,100	4,390,121	Centillium Communications[a]	1,770,700	3,842,419
Keane[a]	745,700	10,216,090	ClearOne Communications[a,d]	385,700	1,369,235
Technology Solutions[a]	1,205,900	651,186	CommScope[a,d]	671,400	11,689,074
			Covad Communications Group[a,d]	1,444,200	2,021,880
		27,451,284	EMS Technologies[a]	492,346	7,360,573
			EMCORE Corporation[a,d]	676,300	2,793,119
Semiconductors and Equipment - 8.4%			General Communication Cl. Aa,d	578,700	5,711,769
ADE Corporation[a,d]	312,300	8,760,015	Glenayre Technologies[a,d]	1,212,400	4,570,748
†Advanced Energy Industries[a,d]	338,500	2,660,610	Globecomm Systems[a,d]	379,900	2,283,199
†Aixtron ADR[a,b,d]	672,713	2,408,313	Harmonic[a,d]	345,500	1,668,765
Alliance Semiconductor[a]	974,100	2,483,955	Inter-Tel	442,700	8,238,647
ANADIGICS[a,d]	1,183,900	2,296,766	Interland[a,d]	537,600	1,048,320
Brooks Automation[a,d]	540,700	8,029,395	MetaSolv[a]	1,173,300	2,757,255
California Micro Devices[a]	1,067,100	6,061,128	Network Equipment Technologies[a]	1,210,300	6,245,148
†Cascade Microtech[a,d]	190,100	2,775,460	Powerwave Technologies[a,d]	1,175,700	12,015,654
Credence Systems[a,d]	1,149,800	10,405,690	Radyne ComStream[a]	602,600	5,227,555
Cypress Semiconductor[a,d]	894,800	11,265,532	Redback Networks[a,d]	517,100	3,299,098
Electroglas[a,d]	962,000	3,001,440	Symmetricom[a,d]	965,600	10,013,272
FSI International[a,d]	925,000	3,441,000	Tollgrade Communications[a,c]	707,900	5,309,250
†Fairchild Semiconductor
International Cl. Aa,d	481,300	7,099,175
Integrated Silicon Solution[a,d]	770,000	5,705,700
Intevac[a,d]	394,575	4,131,200
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 41

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)	Royce Special Equity Fund

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 91.5%
Telecommunications (continued)
†UTStarcom[a,d]	358,800	$2,687,412	Consumer Products – 19.1%
Westell Technologies Cl. Aa	1,135,600	6,790,888	Apparel and Shoes - 4.5%
			Hampshire Group[a,c]	480,000	$9,412,800
		137,497,190	K-Swiss Cl. A	550,000	17,787,000
			Kellwood Company	412,500	11,096,250
Total (Cost $618,541,260)		661,858,639	Lakeland Industries[a]	217,500	2,977,575

Miscellaneous – 1.3%					41,273,625
Total (Cost $24,021,824)		24,112,661
			Food/Beverage/Tobacco - 4.1%
TOTAL COMMON STOCKS			Lancaster Colony	650,000	27,898,000
(Cost $1,502,698,228)		1,745,566,105	National Beverage[a]	1,185,000	9,456,300

REPURCHASE AGREEMENT – 6.8%					37,354,300
State Street Bank & Trust Company,
2.55% dated 6/30/05, due 7/1/05,			Home Furnishing and Appliances - 8.3%
maturity value $127,213,010			American Woodmark	565,000	16,955,650
(collateralized by obligations of various			Chromcraft Revington[a,c]	332,500	4,538,625
U.S. Government Agencies, valued at			Ethan Allen Interiors	345,000	11,560,950
$130,388,892)			Flexsteel Industries[c]	369,200	5,194,644
(Cost $127,204,000)		127,204,000	Hooker Furniture	662,500	11,573,875
			MITY Enterprises[a]	187,500	2,906,250
COLLATERAL RECEIVED FOR SECURITIES LOANED – 10.0%			National Presto Industries[c]	522,500	23,026,575
Money Market Funds
State Street Navigator Securities Lending					75,756,569
Prime Portfolio		186,025,434
			Sports and Recreation - 0.7%
(Cost $186,025,434)		186,025,434	Escalade	435,000	6,016,050

TOTAL INVESTMENTS – 110.4%			Other Consumer Products - 1.5%
(Cost $1,815,927,662)		2,058,795,539	Koss Corporation	167,500	2,847,500
			Movado Group	327,500	6,183,200
LIABILITIES LESS CASH AND OTHER ASSETS – (10.4)%		(193,707,205)	Yankee Candle Company	145,000	4,654,500

NET ASSETS – 100.0%		$1,865,088,334			13,685,200

			Total (Cost $147,987,525)		174,085,744

			Consumer Services - 17.4%
			Leisure and Entertainment - 0.3%
			Bowl America Cl. A	165,000	2,305,050

			Restaurants and Lodgings - 3.9%
			CEC Entertainment[a]	390,300	16,427,727
			Frisch’s Restaurants[c]	312,600	7,815,000
			Jack in the Box[a]	303,700	11,516,304

					35,759,031

			Retail Stores - 13.2%
			Arden Group Cl. A	114,960	9,114,029
			BJ’s Wholesale Club[a]	596,900	19,393,281
			Borders Group	1,360,000	34,421,600
			Cato Corporation Cl. A	241,650	4,990,073
			†Claire’s Stores	654,000	15,728,700
			Deb Shops	475,000	13,760,750
			Jo-Ann Stores[a]	360,600	9,516,234
			Neiman Marcus Group (The) Cl. A	132,200	12,812,824

					119,737,491

			Total (Cost $114,033,660)		157,801,572

			Financial Services – 1.6%
			Insurance Brokers - 1.6%
			Hilb Rogal & Hobbs Company	414,200	14,248,480

			Total (Cost $12,556,338)		14,248,480

42 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Health – 5.9%			Printing - 5.9%
Commercial Services - 0.8%			Banta Corporation	776,200	$35,208,432
Owens & Minor	213,300	$6,900,255	CSS Industries[c]	552,300	18,689,832

Health Services - 0.7%					53,898,264
National Dentex[a,c]	345,000	6,234,150
			Transportation and Logistics - 1.5%
Medical Products and Devices - 3.1%			Arkansas Best	415,000	13,201,150
Bio-Rad Laboratories Cl. Aa	472,500	27,976,725
			Total (Cost $117,657,756)		148,105,464
Personal Care - 1.3%
Regis	310,000	12,114,800	Technology – 1.4%
			Components and Systems - 1.4%
Total (Cost $45,769,596)		53,225,930	Rimage Corporation[a]	227,700	4,834,071
			†Tektronix	353,700	8,230,599

Industrial Products – 28.8%					13,064,670
Automotive - 5.5%
Bandag Cl. A	616,000	24,948,000	Total (Cost $11,380,267)		13,064,670
R&Ba	732,600	10,285,704
Strattec Security[a]	145,000	7,896,700	Miscellaneous – 1.0%
Superior Industries International[d]	285,000	6,754,500	Total (Cost $8,942,260)		9,581,748

		49,884,904	TOTAL COMMON STOCKS
			(Cost $672,774,737)		831,647,220
Construction Materials - 0.5%
†NCI Building Systems[a]	140,000	4,592,000	REPURCHASE AGREEMENT – 8.5%
			State Street Bank & Trust Company,
Industrial Components - 3.5%			2.55% dated 6/30/05, due 7/1/05,
Genlyte Group (The)[a]	395,000	19,252,300	maturity value $77,518,491
Standex International	434,300	12,338,463	(collateralized by obligations of various
			U.S. Government Agencies, valued at
		31,590,763	$79,455,676)
			(Cost $77,513,000)		77,513,000
Machinery - 6.9%
Briggs & Stratton	585,000	20,252,700	COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Cascade Corporation	571,200	24,704,400	Money Market Funds
Rofin-Sinar Technologies[a]	542,500	17,794,000	AIM Liquid Assets Institutional Fund		558,081
			AIM Treasury Assets Institutional Fund		3,775,843
		62,751,100
			(Cost $4,333,924)		4,333,924
Metal Fabrication and Distribution - 0.5%
Quanex Corporation	83,200	4,410,432	TOTAL INVESTMENTS – 100.5%
			(Cost $754,621,661)		913,494,144
Paper and Packaging - 2.5%
Schweitzer-Mauduit International	730,000	22,724,900	LIABILITIES LESS CASH AND OTHER ASSETS – (0.5%)		(4,432,662)

Specialty Chemicals and Materials - 7.4%			NET ASSETS – 100.0%		$909,061,482
Hawkins[c]	545,000	6,621,750
Lubrizol Corporation	727,100	30,545,471
†MacDermid	270,000	8,413,200
Quaker Chemical	37,000	645,650
Schulman (A.)	1,160,000	20,752,400

		66,978,471

Other Industrial Products - 2.0%
Met-Pro Corporation[c]	632,600	9,596,542
Superior Uniform Group[c]	652,500	9,004,500

		18,601,042

Total (Cost $214,447,335)		261,533,612

Industrial Services – 16.3%
Commercial Services - 2.5%
Global Imaging Systems[a]	270,000	8,602,200
Watson Wyatt & Company Holdings	535,000	13,712,050

		22,314,250

Food and Tobacco Processors - 4.3%
Sanderson Farms	470,000	21,356,800
Universal	405,000	17,730,900

		39,087,700

Industrial Distribution - 2.1%
Lawson Products[c]	505,000	19,604,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 43

SCHEDULES OF INVESTMENTS

Royce Select Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 86.1%			Medical Products and Devices - 2.0%
Consumer Products – 3.7%			Arrow International	15,000	$478,500
Apparel and Shoes - 2.9%
Polo Ralph Lauren Cl. A	15,800	$681,138	Total (Cost $1,212,620)		1,656,868

Collectibles - 0.8%			Industrial Products – 10.3%
†Action Performance Companies [a]	20,000	176,400	Automotive - 3.5%
			†Adesa	15,000	326,550
Total (Cost $811,399)		857,538	†LKQ Corporation[a]	18,300	496,845

Consumer Services – 6.6%					823,395
Direct Marketing - 0.9%
†Sportsman’s Guide (The)[a]	10,600	198,750	Building Systems and Components - 1.2%
			Juno Lighting[a]	6,700	288,569
Retail Stores - 3.6%
Charming Shoppes[a]	31,700	295,761	Construction Materials - 1.1%
Hot Topic[a]	22,000	420,640	Florida Rock Industries	3,325	243,889
†99 Cents Only Stores[a]	9,000	114,390
			Machinery - 1.4%
		830,791	Lincoln Electric Holdings	9,500	314,925

Other Consumer Services - 2.1%			Metal Fabrication and Distribution - 1.1%
†Corinthian Colleges[a]	17,900	228,583	†Metal Management	13,100	253,485
MoneyGram International	13,800	263,856
			Specialty Chemicals and Materials - 2.0%
		492,439	MacDermid	15,000	467,400

Total (Cost $1,451,885)		1,521,980	Total (Cost $1,617,672)		2,391,663

Financial Intermediaries – 2.4%			Industrial Services – 8.1%
Insurance - 1.2%			Commercial Services - 1.2%
Erie Indemnity Company Cl. A	5,000	271,250	MPS Group[a]	30,000	282,600

Securities Brokers - 1.2%			Industrial Distribution - 3.3%
E*TRADE Financial[a]	20,100	281,199	Ritchie Bros. Auctioneers	20,000	771,000

Total (Cost $305,001)		552,449	Transportation and Logistics - 3.6%
			EGL[a]	21,000	426,720
			†Universal Truckload Services[a]	24,300	410,427
Financial Services – 16.5%
Information and Processing - 4.6%					837,147
eFunds Corporation[a]	25,000	449,750
SEI Investments	16,700	623,745	Total (Cost $1,242,278)		1,890,747

		1,073,495	Natural Resources – 3.7%
			Energy Services - 1.0%
Insurance Brokers - 2.7%			Helmerich & Payne	4,700	220,524
Brown & Brown	5,000	224,700
Gallagher (Arthur J.) & Company	15,000	406,950	Oil and Gas - 2.7%
			Penn Virginia	14,000	625,380
		631,650
			Total (Cost $514,560)		845,904
Investment Management - 6.3%
Alliance Capital Management Holding L.P.	18,500	864,690	Technology – 23.9%
Nuveen Investments Cl. A	15,800	594,396	Aerospace and Defense - 1.2%
			†HEICO Corporation Cl. A	14,800	266,696
		1,459,086
			Components and Systems - 7.6%
Other Financial Services - 2.9%			†Electronics for Imaging[a]	9,200	193,568
†MarketAxess Holdings[a]	22,000	248,600	Lowrance Electronics	14,780	310,675
†Morningstar[a]	15,100	425,065	†Nam Tai Electronics	12,500	284,250
			Plexus Corporation[a]	36,700	522,241
		673,665	Technitrol	32,600	460,638

Total (Cost $2,977,388)		3,837,896			1,771,372

Health – 7.1%			Distribution - 0.9%
Commercial Services - 2.7%			Benchmark Electronics[a]	7,100	215,982
Covance[a]	4,500	201,915
IDEXX Laboratories[a]	6,700	417,611	Internet Software and Services - 1.1%
			†eResearch Technology[a]	19,000	254,410
		619,526
			IT Services - 4.0%
Drugs and Biotech - 2.4%			MAXIMUS	6,400	225,856
Lexicon Genetics[a]	37,500	185,250	Perot Systems Cl. Aa	17,300	246,006
Perrigo Company	26,800	373,592	Sapient Corporation[a]	32,900	260,897

		558,842

44 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

Royce Value Fund

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 87.7%
IT Services (continued)			Consumer Products – 13.7%
Syntel	12,600	$201,978	Apparel and Shoes - 5.6%
			†Kenneth Cole Productions Cl. A	29,300	$911,816
		934,737	K-Swiss Cl. A	19,000	614,460
			Polo Ralph Lauren Cl. A	29,500	1,271,745
Semiconductors and Equipment - 4.6%			Timberland Company Cl. Aa	17,200	665,984
Cognex Corporation	20,600	539,514
Exar Corporation[a]	34,700	516,683			3,464,005

		1,056,197	Home Furnishing and Appliances - 1.9%
			Ethan Allen Interiors	34,300	1,149,393
Software - 2.3%
JDA Software Group[a]	15,000	170,700	Sports and Recreation - 2.8%
Pegasystems [a]	32,800	193,520	Thor Industries	26,300	826,609
Verity [a]	20,600	180,662	Winnebago Industries	27,500	900,625

		544,882			1,727,234

Telecommunications - 2.2%			Other Consumer Products - 3.4%
ADTRAN	20,500	508,195	Blyth	21,200	594,660
			Fossil [a]	28,600	649,220
Total (Cost $5,210,392)		5,552,471	RC2 Corporation[a]	21,900	822,783

Miscellaneous – 3.8%					2,066,663
Total (Cost $881,284)		885,598
			Total (Cost $7,876,806)		8,407,295
TOTAL COMMON STOCKS
(Cost $16,224,479)		19,993,114	Consumer Services – 10.6%
			Direct Marketing - 2.8%
REPURCHASE AGREEMENT – 12.4%			Nu Skin Enterprises Cl. A	74,000	1,724,200
State Street Bank & Trust Company,
2.55% dated 6/30/05, due 7/1/05,			Restaurants and Lodgings - 3.6%
maturity value $2,886,204			CEC Entertainment[a]	15,400	648,186
(collateralized by obligations of various			†Ruby Tuesday	35,700	924,630
U.S. Government Agencies, valued at			Ryan’s Restaurant Group[a]	46,900	657,069
$2,962,141)
(Cost $2,886,000)					2,229,885
		2,886,000
			Retail Stores - 4.2%
TOTAL INVESTMENTS – 98.5%			AnnTaylor Stores[a]	17,400	422,472
(Cost $19,110,479)		22,879,114	Buckle (The)	18,100	802,554
			Pier 1 Imports	44,200	627,198
CASH AND OTHER ASSETS LESS LIABILITIES – 1.5%		357,057	Talbots	22,700	737,069

NET ASSETS – 100.0%		$23,236,171			2,589,293

			Total (Cost $5,960,782)		6,543,378

			Financial Intermediaries – 11.3%
			Insurance - 9.4%
			Alleghany Corporation[a]	3,468	1,029,996
			AmerUs Group	25,900	1,244,495
			Aspen Insurance Holdings	64,600	1,780,376
			†Endurance Specialty Holdings	33,800	1,278,316
			Wesco Financial	1,150	414,000

					5,747,183

			Other Financial Intermediaries - 1.9%
			TSX Group	40,000	1,191,968

			Total (Cost $6,373,532)		6,939,151

			Financial Services – 4.1%
			Information and Processing - 2.4%
			eFunds Corporation[a]	82,400	1,482,376

			Investment Management - 1.7%
			Federated Investors Cl. B	24,000	720,240
			Gabelli Asset Management Cl. A	6,800	300,492

					1,020,732

			Total (Cost $2,568,428)		2,503,108

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 45

SCHEDULES OF INVESTMENTS

Royce Value Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Health – 5.5%			Semiconductors and Equipment - 3.8%
Drugs and Biotech - 3.9%			Cabot Microelectronics [a]	21,100	$611,689
†Elan Corporation ADR [a,b]	116,000	$791,120	Fairchild Semiconductor International Cl. A [a]	62,500	921,875
Endo Pharmaceuticals Holdings [a]	35,500	932,940	†OmniVision Technologies [a]	57,100	775,989
Perrigo Company	47,800	666,332
					2,309,553
		2,390,392
			Software - 3.1%
Health Services - 1.1%			ManTech International Cl. A [a]	24,400	757,376
AMERIGROUP Corporation [a]	16,300	655,260	Sybase [a]	11,100	203,685
			Transaction Systems Architects Cl. A [a]	38,400	945,792
Medical Products and Devices - 0.5%
Arrow International	10,300	328,570			1,906,853

Total (Cost $2,723,613)		3,374,222	Telecommunications - 1.7%
			Foundry Networks [a]	120,300	1,038,189
Industrial Products – 9.1%
Building Systems and Components - 1.3%			Total (Cost $6,977,139)		7,440,735
Simpson Manufacturing	26,300	803,465
			Miscellaneous – 2.4%
Construction Materials - 0.9%			Total (Cost $1,642,470)		1,510,777
Florida Rock Industries	7,500	550,125
			TOTAL COMMON STOCKS
Machinery - 3.2%			(Cost $49,166,453)		53,949,148
Lincoln Electric Holdings	35,700	1,183,455
†Rofin-Sinar Technologies [a]	23,600	774,080	REPURCHASE AGREEMENT – 14.1%
			State Street Bank & Trust Company,
		1,957,535	2.55% dated 6/30/05, due 7/1/05,
			maturity value $8,715,617
Metal Fabrication and Distribution - 3.7%			(collateralized by obligations of various
IPSCO	27,000	1,179,900	U.S. Government Agencies, valued at
Schnitzer Steel Industries Cl. A	46,300	1,097,310	$8,933,494)
			(Cost $8,715,000)		8,715,000
		2,277,210
			TOTAL INVESTMENTS – 101.8%
Total (Cost $5,498,013)		5,588,335	(Cost $57,881,453)		62,664,148

Industrial Services – 1.7%			LIABILITIES LESS CASH
Engineering and Construction - 1.7%			AND OTHER ASSETS – (1.8)%		(1,133,595)
Dycom Industries [a]	53,200	1,053,892
			NET ASSETS – 100.0%		$61,530,553
Total (Cost $1,147,245)		1,053,892

Natural Resources – 17.2%
Energy Services - 6.6%
Ensign Energy Services	58,500	1,411,888
Patterson-UTI Energy	34,900	971,267
Trican Well Service [a]	68,400	1,681,528

		4,064,683

Oil and Gas - 5.5%
Cimarex Energy [a]	26,500	1,031,115
St. Mary Land & Exploration Company	47,300	1,370,754
Unit Corporation [a]	22,100	972,621

		3,374,490

Precious Metals and Mining - 5.1%
Agnico-Eagle Mines	50,000	630,000
Glamis Gold [a]	55,700	958,597
Meridian Gold [a]	50,000	900,000
Silver Standard Resources [a]	56,500	660,485

		3,149,082

Total (Cost $8,398,425)		10,588,255

Technology – 12.1%
Components and Systems - 2.0%
Tektronix	53,000	1,233,310

IT Services - 1.5%
MAXIMUS	27,000	952,830

46 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

Royce Value Plus Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 91.9%			Health Services - 0.8%
Consumer Products – 8.1%			†Horizon Health [a]	70,000	$1,637,300
Apparel and Shoes - 2.5%
†Kenneth Cole Productions Cl. A	69,000	$2,147,280	Medical Products and Devices - 2.8%
Polo Ralph Lauren Cl. A	73,000	3,147,030	Arrow International	35,000	1,116,500
			Caliper Life Sciences [a]	435,300	2,437,680
		5,294,310	Possis Medical [a]	118,600	1,201,418
			Thoratec Corporation [a]	66,800	1,024,712
Collectibles - 0.2%
†Action Performance Companies [a]	56,900	501,858			5,780,310

Home Furnishing and Appliances - 1.2%			Total (Cost $31,272,349)		32,580,396
Select Comfort [a]	117,700	2,522,311
			Industrial Products – 13.8%
Sports and Recreation - 2.9%			Automotive - 1.6%
Oakley	200,000	3,406,000	Adesa	149,000	3,243,730
Winnebago Industries	84,000	2,751,000
			Building Systems and Components - 2.0%
		6,157,000	AZZ [a]	50,200	868,460
			Drew Industries [a]	73,100	3,318,740
Other Consumer Products - 1.3%
Fossil [a]	116,000	2,633,200			4,187,200

Total (Cost $16,083,047)		17,108,679	Machinery - 3.1%
			Lincoln Electric Holdings	103,000	3,414,450
Consumer Services – 2.2%			Pason Systems	183,400	3,188,394
Direct Marketing - 2.2%
Nu Skin Enterprises Cl. A	201,600	4,697,280			6,602,844

Total (Cost $3,987,739)		4,697,280	Metal Fabrication and Distribution - 6.5%
			†Harris Steel Group	170,000	2,858,309
Financial Intermediaries – 2.8%			IPSCO	83,000	3,627,100
Insurance - 1.3%			†Metal Management	139,100	2,691,585
AmerUs Group	58,000	2,786,900	Schnitzer Steel Industries Cl. A	186,000	4,408,200

Securities Brokers - 1.5%					13,585,194
†Investment Technology Group [a]	150,100	3,155,102
			Other Industrial Products - 0.6%
Total (Cost $5,525,374)		5,942,002	Color Kinetics [a]	118,300	1,258,712

Financial Services – 6.0%			Total (Cost $27,372,974)		28,877,680
Information and Processing - 2.3%
eFunds Corporation [a]	274,000	4,929,260	Industrial Services – 11.1%
			Commercial Services - 4.7%
Investment Management - 1.5%			†Ceridian Corporation [a]	107,000	2,084,360
†Nuveen Investments Cl. A	81,000	3,047,220	Digital Theater Systems [a]	121,000	2,157,430
			Exponent [a]	92,900	2,655,082
Other Financial Services - 2.2%			LECG Corporation [a]	135,900	2,889,234
†MarketAxess Holdings [a]	218,900	2,473,570
†Morningstar [a]	76,000	2,139,400			9,786,106

		4,612,970	Engineering and Construction - 2.2%
			Dycom Industries [a]	149,500	2,961,595
Total (Cost $12,058,288)		12,589,450	Insituform Technologies Cl. A [a]	102,000	1,635,060

Health – 15.5%					4,596,655
Commercial Services - 2.3%
Dendrite International [a]	145,000	2,001,000	Food and Tobacco Processors - 0.7%
ICON ADR [a,b]	84,500	2,932,150	Omega Protein [a]	244,100	1,542,712

		4,933,150	Industrial Distribution - 0.7%
			Ritchie Bros. Auctioneers	37,500	1,445,625
Drugs and Biotech - 9.6%
†Draxis Health [a]	425,000	2,112,250	Printing - 1.3%
†Elan Corporation ADR [a,b]	385,000	2,625,700	†Banta Corporation	59,000	2,676,240
Endo Pharmaceuticals Holdings [a]	147,300	3,871,044
Lexicon Genetics [a]	192,500	950,950	Transportation and Logistics - 1.5%
Myriad Genetics [a]	116,000	1,815,400	†Universal Truckload Services [a]	190,900	3,224,301
Orchid Cellmark [a]	314,000	3,394,340
Perrigo Company	143,400	1,998,996	Total (Cost $23,034,602)		23,271,639
QLT [a]	192,000	2,000,640
Zila [a]	510,600	1,460,316	Natural Resources – 13.5%
			Energy Services - 6.0%
		20,229,636	Ensign Energy Services	170,000	4,102,922
			Input/Output [a]	389,100	2,443,548
			Tesco Corporation [a]	193,200	2,113,608
			Trican Well Service [a]	158,900	3,906,356

					12,566,434

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 47

SCHEDULES OF INVESTMENTS

Royce Value Plus Fund (continued)

	SHARES	VALUE		VALUE
Natural Resources (continued)			Miscellaneous – 2.7%
Precious Metals and Mining - 7.5%			Total (Cost $5,842,969)	$5,591,082
Glamis Gold [a]	186,000	$3,201,060
Hecla Mining Company [a]	595,000	2,713,200	TOTAL COMMON STOCKS
Meridian Gold [a]	144,900	2,608,200	(Cost $184,369,722)	193,083,227
Northern Orion Resources [a]	330,000	808,500
NovaGold Resources [a]	387,700	2,958,151	REPURCHASE AGREEMENT – 7.6%
Silver Standard Resources [a]	185,000	2,162,650	State Street Bank & Trust Company,
Western Silver [a]	155,900	1,356,330	2.55% dated 6/30/05, due 7/1/05,
			maturity value $15,957,130
		15,808,091	(collateralized by obligations of various
			U.S. Government Agencies, valued at
Total (Cost $23,953,459)		28,374,525	$16,356,898)
			(Cost $15,956,000)	15,956,000
Technology – 16.2%
Components and Systems - 1.8%			TOTAL INVESTMENTS – 99.5%
Lowrance Electronics	92,000	1,933,840	(Cost $200,325,722)	209,039,227
TTM Technologies [a]	240,000	1,826,400
			CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%	1,107,833
		3,760,240
			NET ASSETS – 100.0%	$210,147,060
Internet Software and Services - 1.4%
RealNetworks [a]	600,000	2,982,000

IT Services - 2.6%
Perot Systems Cl. A [a]	250,000	3,555,000
RADVision [a]	150,000	1,993,500

		5,548,500

Semiconductors and Equipment - 3.8%
Cabot Microelectronics [a]	66,000	1,913,340
DSP Group [a]	68,000	1,623,160
Exar Corporation [a]	65,000	967,850
†Photronics [a]	150,000	3,501,000

		8,005,350

Software - 3.9%
InterVideo [a]	119,200	1,714,096
iPass [a]	318,800	1,931,928
ManTech International Cl. A [a]	52,000	1,614,080
†SPSS [a]	150,000	2,881,500

		8,141,604

Telecommunications - 2.7%
Foundry Networks [a]	400,000	3,452,000
KVH Industries [a]	233,600	2,160,800

		5,612,800

Total (Cost $35,238,921)		34,050,494

48 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

Royce Technology Value Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 83.0%			Software - 27.0%
Aerospace and Defense - 1.5%			Aspen Technology [a]	120,000	$624,000
American Science & Engineering [a]	10,000	$443,600	†@Road [a]	80,000	212,800
			BindView Development [a]	150,000	414,000
Total (Cost $407,875)		443,600	E.piphany [a]	170,000	591,600
			Indus International [a]	250,000	615,000
Commercial Services - 5.8%			Informatica Corporation [a]	40,000	335,600
†Ceridian Corporation [a]	20,000	389,600	†Micromuse [a]	100,000	566,000
†First Advantage Cl. A [a]	10,000	233,100	Mobius Management Systems [a]	70,000	462,000
Hollywood Media [a]	120,000	520,800	†Motive [a]	40,000	397,200
TriZetto Group (The)[a]	40,000	560,400	Open Text [a]	40,000	566,400
			SCO Group (The)[a]	382,500	1,464,975
Total (Cost $1,425,201)		1,703,900	Transaction Systems Architects Cl. A [a]	25,000	615,750
			Ultimate Software Group [a]	30,000	492,000
Components and Systems - 2.8%			Verity [a]	70,000	613,900
Cray [a]	50,000	62,000
Digi International [a]	40,000	474,400	Total (Cost $10,790,012)		7,971,225
On Track Innovations [a]	20,000	276,400
			Telecommunications - 14.1%
Total (Cost $909,947)		812,800	Arris Group [a]	30,000	261,300
			Broadwing Corporation [a]	50,000	231,000
Health Services - 1.4%			†Brooktrout [a]	45,000	502,200
Eclipsys Corporation [a]	30,000	422,100	†GigaBeam [a]	30,000	193,500
			Harmonic [a]	110,000	531,300
Total (Cost $332,454)		422,100	iBasis [a]	200,000	544,000
			Lightbridge [a]	30,000	187,500
Internet Software and Services - 23.1%			PC-Tel [a]	50,000	391,500
†Aptimus [a]	10,000	196,100	Scientific-Atlanta	10,000	332,700
CyberSource Corporation [a]	50,000	365,500	Terayon Communication Systems [a]	50,000	154,500
†Digital Insight [a]	15,000	358,800	UCN [a]	141,500	275,925
Dynabazaar [a]	150,000	48,000	Westell Technologies Cl. A [a]	90,000	538,200
Jacada [a]	330,100	848,357
†Online Resources [a]	45,000	508,950	Total (Cost $4,510,289)		4,143,625
Openwave Systems [a]	30,000	492,000
†PFSweb [a]	118,100	245,648	Miscellaneous - 1.0%
†Provide Commerce [a]	10,000	215,900	Total (Cost $353,972)		308,328
Register.com [a]	6,525	48,938
†RightNow Technologies [a]	60,000	721,200	TOTAL COMMON STOCKS
S1 Corporation [a]	85,000	400,350	(Cost $26,264,964)		24,480,721
Stellent [a]	100,000	750,000
SupportSoft [a]	100,000	519,000	REPURCHASE AGREEMENT – 13.7%
†WebSideStory [a]	25,000	366,500	State Street Bank & Trust Company,
WebMD Corporation [a]	70,000	718,900	2.55% dated 6/30/05, due 7/1/05,
			maturity value $4,041,286
Total (Cost $5,988,366)		6,804,143	(collateralized by obligations of various
			U.S. Government Agencies, valued at
IT Services - 1.5%			$4,145,836)
PacificNet [a]	20,000	151,800	(Cost $4,041,000)		4,041,000
Tyler Technologies [a]	40,000	302,400
			TOTAL INVESTMENTS – 96.7%
Total (Cost $601,769)		454,200	(Cost $30,305,964)		28,521,721

Other Financial Intermediaries - 1.5%			CASH AND OTHER ASSETS LESS LIABILITIES – 3.3%		967,563
Electronic Clearing House [a]	50,000	435,000
			NET ASSETS – 100.0%		$29,489,284
Total (Cost $392,501)		435,000

Semiconductors and Equipment - 3.3%
Intevac [a]	60,000	628,200
†SiRF Technology Holdings [a]	20,000	353,600

Total (Cost $552,578)		981,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 49

SCHEDULES OF INVESTMENTS

Royce 100 Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 91.5%			Investment Management - 3.6%
Consumer Products – 6.1%			Federated Investors Cl. B	4,300	$129,043
Apparel and Shoes - 1.9%			Gabelli Asset Management Cl. A	1,900	83,961
†Kenneth Cole Productions Cl. A	4,000	$124,480	Nuveen Investments Cl. A	4,900	184,338
K-Swiss Cl. A	2,700	87,318
					397,342
		211,798
			Other Financial Services - 2.7%
Collectibles - 0.6%			†Morningstar [a]	6,000	168,900
Action Performance Companies [a]	8,000	70,560	†Nasdaq Stock Market [a]	7,000	132,020

Home Furnishing and Appliances - 1.0%					300,920
Ethan Allen Interiors	3,200	107,232
			Total (Cost $975,725)		1,186,312
Sports and Recreation - 1.8%
Thor Industries	2,300	72,289	Health – 9.4%
Winnebago Industries	3,900	127,725	Commercial Services - 1.2%
			ICON ADR [a,b]	3,900	135,330
		200,014
			Drugs and Biotech - 3.4%
Other Consumer Products - 0.8%			Endo Pharmaceuticals Holdings [a]	5,700	149,796
Fossil [a]	4,000	90,800	Orchid Cellmark [a]	9,600	103,776
			Perrigo Company	4,700	65,518
Total (Cost $701,787)		680,404	Priority Healthcare Cl. B [a]	2,500	63,400

Consumer Services – 8.0%					382,490
Direct Marketing - 1.1%
Nu Skin Enterprises Cl. A	5,500	128,150	Health Services - 1.0%
			On Assignment [a]	23,100	115,038
Restaurants and Lodgings - 0.5%
CBRL Group	1,500	58,290	Medical Products and Devices - 3.8%
			Arrow International	4,400	140,360
Retail Stores - 5.5%			Invacare Corporation	1,700	75,412
Big Lots [a]	6,000	79,440	Possis Medical [a]	7,000	70,910
Borders Group	3,300	83,523	STERIS Corporation	2,500	64,425
Buckle (The)	3,100	137,454	Viasys Healthcare [a]	3,000	67,770
Claire’s Stores	3,900	93,795
Dress Barn (The) [a]	3,800	85,994			418,877
Pier 1 Imports	9,300	131,967
			Total (Cost $962,309)		1,051,735
		612,173
			Industrial Products – 17.5%
Other Consumer Services - 0.9%			Automotive - 3.0%
MoneyGram International	5,100	97,512	Adesa	6,000	130,620
			Bandag Cl. A	2,600	105,300
Total (Cost $777,220)		896,125	Gentex Corporation	5,600	101,920

Financial Intermediaries – 2.8%					337,840
Insurance - 1.0%
AmerUs Group	2,300	110,515	Building Systems and Components - 2.2%
			Drew Industries [a]	3,400	154,360
Securities Brokers - 1.8%			Teleflex	1,500	89,055
E*TRADE Financial [a]	4,600	64,354
†Investment Technology Group [a]	6,800	142,936			243,415

		207,290	Machinery - 5.8%
			Briggs & Stratton	3,200	110,784
Total (Cost $289,071)		317,805	†Lincoln Electric Holdings	5,800	192,270
			Pason Systems	7,200	125,171
Financial Services – 10.6%			†Rofin-Sinar Technologies [a]	3,300	108,240
Information and Processing - 3.7%			Woodward Governor Company	1,400	117,642
eFunds Corporation [a]	7,500	134,925
Fair Isaac	3,500	127,750			654,107
SEI Investments	4,100	153,135
			Metal Fabrication and Distribution - 0.8%
		415,810	Kaydon Corporation	3,200	89,120

Insurance Brokers - 0.6%			Pumps, Valves and Bearings - 0.8%
Hilb Rogal & Hobbs Company	2,100	72,240	†Franklin Electric	2,400	92,760

50 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			IT Services - 2.2%
Specialty Chemicals and Materials - 1.6%			Keane [a]	3,300	$45,210
Balchem Corporation	2,250	$67,613	Perot Systems Cl. A [a]	7,700	109,494
MacDermid	3,400	105,944	†Sapient Corporation [a]	11,100	88,023

		173,557			242,727

Other Industrial Products - 3.3%			Semiconductors and Equipment - 3.4%
Brady Corporation Cl. A	4,500	139,500	†Cabot Microelectronics [a]	3,700	107,263
HNI Corporation	1,200	61,380	Cognex Corporation	5,300	138,807
Raven Industries	4,100	96,022	Exar Corporation [a]	9,000	134,010
Smith (A.O.) Corporation	2,900	77,459
					380,080
		374,361
			Software - 3.0%
Total (Cost $1,735,011)		1,965,160	ManTech International Cl. A [a]	1,400	43,456
			Pegasystems [a]	11,200	66,080
Industrial Services – 10.6%			†SPSS [a]	6,700	128,707
Commercial Services - 6.5%			†Verity [a]	11,600	101,732
†Ceridian Corporation [a]	5,600	109,088
Copart [a]	5,400	128,520			339,975
Digital Theater Systems [a]	4,800	85,584
Kelly Services Cl. A	3,100	88,784	Telecommunications - 2.2%
LECG Corporation [a]	5,700	121,182	†Foundry Networks [a]	15,000	129,450
MPS Group [a]	10,400	97,968	Scientific-Atlanta	3,600	119,772
Viad Corporation	3,500	99,190
					249,222
		730,316
			Total (Cost $1,889,019)		1,898,116
Industrial Distribution - 1.2%
Ritchie Bros. Auctioneers	3,400	131,070	Miscellaneous – 4.4%
			Total (Cost $518,276)		489,377
Printing - 1.0%
Courier Corporation	3,075	118,111	TOTAL COMMON STOCKS
			(Cost $9,334,399)		10,260,611
Transportation and Logistics - 1.9%
Alexander & Baldwin	1,100	50,985	REPURCHASE AGREEMENT – 7.5%
†Universal Truckload Services [a]	9,500	160,455	State Street Bank & Trust Company, 2.55% dated 6/30/05, due 7/1/05, maturity value $839,059(collateralized by obligations of various U.S. Government Agencies, valued at $862,723)

		211,440
			(Cost $839,000)		839,000
Total (Cost $1,059,235)		1,190,937
			TOTAL INVESTMENTS – 99.0%
			(Cost $10,173,399)		11,099,611
Natural Resources – 5.2%
Energy Services - 2.7%
Ensign Energy Services	5,400	130,328	CASH AND OTHER ASSETS LESS LIABILITIES – 1.0%		108,253
Input/Output [a]	9,200	57,776
Trican Well Service [a]	4,800	118,002	NET ASSETS – 100.0%		$11,207,864

		306,106

Oil and Gas - 2.5%
Cimarex Energy [a]	3,800	147,858
Holly Corporation	2,800	130,676

		278,534

Total (Cost $426,746)		584,640

Technology – 16.9%
Components and Systems - 4.2%
American Power Conversion	3,200	75,488
Dionex Corporation [a]	1,400	61,054
†Nam Tai Electronics	5,200	118,248
Technitrol	7,600	107,388
†Tektronix	4,700	109,369

		471,547

Distribution - 0.9%
†Benchmark Electronics [a]	3,400	103,428

Internet Software and Services - 1.0%
†eResearch Technology [a]	8,300	111,137

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 51

SCHEDULES OF INVESTMENTS

Royce Discovery Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 86.6%			†Navigators Group [a]	700	$24,199
Consumer Products – 5.0%			Safety Insurance Group	700	23,632
Apparel and Shoes - 2.9%
†Ashworth [a]	2,400	$21,624			207,309
Cutter & Buck	1,900	24,510
†Haggar	1,100	22,385	Securities Brokers - 1.4%
Saucony Cl. B	1,100	25,080	†SWS Group	1,300	22,334
			Stifel Financial [a]	966	23,339
		93,599
					45,673
Home Furnishing and Appliances - 0.7%
National Presto Industries	500	22,035	Total (Cost $341,336)		383,294

Sports and Recreation - 0.7%
†Aldila	1,100	21,516	Financial Services – 2.0%
			Other Financial Services - 2.0%
Other Consumer Products - 0.7%			Encore Capital Group [a]	1,300	22,100
†JAKKS Pacific [a]	1,200	23,052	†Medallion Financial	2,400	22,680
			Nicholas Financial	1,650	18,414
Total (Cost $155,278)		160,202
			Total (Cost $63,648)		63,194
Consumer Services – 7.9%
Direct Marketing - 0.7%
Sportsman’s Guide (The) [a]	1,200	22,500	Health – 18.4%
			Drugs and Biotech - 3.5%
Leisure and Entertainment - 0.7%			Draxis Health [a]	4,500	22,365
†4Kids Entertainment [a]	1,100	21,868	†Hi-Tech Pharmacal [a]	800	25,488
			Lifecore Biomedical [a]	1,900	20,710
Media and Broadcasting - 0.7%			†Matrixx Initiatives [a]	2,000	22,000
†Nelson (Thomas)	1,000	21,760	†Stratagene Corporation [a]	2,600	22,594

Restaurants and Lodgings - 2.1%					113,157
†Benihana Cl. A [a]	1,500	21,450
Checkers Drive-In Restaurants [a]	1,600	21,792	Health Services - 3.5%
Sunterra Corporation [a]	1,500	24,315	†Amedisys [a]	700	25,746
			Metropolitan Health Networks [a]	8,000	20,480
		67,557	†NovaMed [a]	3,700	22,459
			PainCare Holdings [a]	5,200	22,516
Retail Stores - 2.3%			RehabCare Group [a]	800	21,384
†Conn’s [a]	1,000	24,470
†Deb Shops	800	23,176			112,585
Trans World Entertainment [a]	2,200	26,026
			Medical Products and Devices - 10.7%
		73,672	Anika Therapeutics [a]	1,800	20,682
			Atrion Corporation	300	22,365
Other Consumer Services - 1.4%			Candela Corporation [a]	2,400	25,080
ACE Cash Express [a]	800	20,448	†Cantel Medical [a]	1,400	22,904
EZCORP Cl. A [a]	2,200	23,584	†Cholestech Corporation [a]	2,200	24,794
			†Cutera [a]	1,300	22,555
		44,032	Kensey Nash [a]	800	24,192
			Medical Action Industries [a]	1,400	24,990
Total (Cost $227,475)		251,389	Meridian Bioscience	1,200	22,740
			Microtek Medical Holdings [a]	6,300	23,121
Financial Intermediaries – 12.0%			Quinton Cardiology Systems [a]	2,200	17,688
Banking - 4.1%			Schick Technologies [a]	1,100	24,750
Capital Crossing Bank [a]	800	27,280	†Utah Medical Products	1,000	21,620
MFC Bancorp [a]	1,300	24,219	Vital Signs	500	21,660
New Hampshire Thrift Bancshares	904	13,677	†Young Innovations	600	22,398
Provident Financial Holdings	711	19,986
†Republic First Bancorp [a]	1,600	21,600			341,539
†Taylor Capital Group	600	23,550
			Personal Care - 0.7%
		130,312	CNS	1,000	22,850

Insurance - 6.5%			Total (Cost $550,052)		590,131
†American Equity Investment Life Holding Company	2,000	23,760
American Safety Insurance Holdings [a]	1,500	22,830	Industrial Products – 8.3%
Capital Title Group	3,250	22,100	Automotive - 0.8%
Ceres Group [a]	3,600	21,888	†Noble International	1,100	25,905
†Donegal Group Cl. A	1,200	23,952
FPIC Insurance Group [a]	800	23,464	Industrial Components - 1.1%
Meadowbrook Insurance Group [a]	4,100	21,484	†Deswell Industries	1,500	23,370
			Gerber Scientific [a]	1,400	9,744

					33,114

52 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Components and Systems - 5.2%
Machinery - 1.2%			†Digi International [a]	2,100	$24,906
LeCroy Corporation [a]	1,200	$16,500	Methode Electronics	1,900	22,553
†Rofin-Sinar Technologies [a]	700	22,960	Neoware Systems [a]	2,300	23,552
			†RadiSys Corporation [a]	1,500	24,225
		39,460	Rimage Corporation [a]	1,100	23,353
			†SimpleTech [a]	5,700	21,831
Metal Fabrication and Distribution - 2.5%			†Synaptics [a]	1,200	25,632
Metal Management	1,000	19,350
Metals USA [a]	1,300	24,726			166,052
Novamerican Steel [a]	700	19,320
Roanoke Electric Steel	1,020	16,850	Distribution - 0.7%
			Agilysys	1,400	21,980
		80,246
			Internet Software and Services - 0.7%
Textiles - 0.8%			Imergent [a]	2,050	21,730
Hallwood Group [a]	300	25,650
			IT Services - 2.2%
Other Industrial Products - 1.9%			†Covansys Corporation [a]	1,900	24,415
†Eastern Company (The)	900	21,195	SI International [a]	900	26,964
EnPro Industries [a]	900	25,983	TechTeam Global [a]	1,600	20,864
Oil-Dri Corporation of America	700	12,621
					72,243
		59,799
			Semiconductors and Equipment - 1.3%
Total (Cost $257,580)		264,174	†CalAmp Corporation [a]	3,000	21,420
			Catalyst Semiconductor [a]	4,600	20,194
Industrial Services – 7.4%
Commercial Services - 2.3%					41,614
Barrett Business Services [a]	1,366	20,545
Exponent [a]	700	20,006	Software - 2.1%
†Gevity HR	1,200	24,036	InterVideo [a]	1,700	24,446
Innodata Isogen [a]	3,400	9,996	†MRO Software [a]	1,600	23,376
			†MapInfo [a]	2,000	21,020
		74,583
					68,842
Engineering and Construction - 1.5%
Baker (Michael) [a]	1,400	25,004	Telecommunications - 4.3%
†Keith Companies [a]	1,000	21,680	†Anaren [a]	1,800	23,670
			Communications Systems	2,100	21,567
		46,684	†Intervoice [a]	2,600	22,438
			†Intrado [a]	1,600	23,936
Food and Tobacco Processors - 0.7%			SpectraLink Corporation	2,100	22,092
M&F Worldwide [a]	1,700	22,712	†TALK America Holdings [a]	2,300	23,023

Printing - 0.7%					136,726
CSS Industries	681	23,045
			Total (Cost $586,124)		602,505
Transportation and Logistics - 2.2%
Cronos Group (The)	2,000	22,980	Miscellaneous – 4.7%
MAIR Holdings [a]	2,800	24,752	Total (Cost $161,472)		151,478
Vitran Corporation Cl. A a	1,400	22,120
			TOTAL COMMON STOCKS
		69,852	(Cost $2,633,095)		2,771,239

Total (Cost $214,033)		236,876	REPURCHASE AGREEMENT – 13.7%
			State Street Bank & Trust Company,
Natural Resources – 2.1%			2.55% dated 6/30/05, due 7/1/05,
Oil and Gas - 1.4%			maturity value $439,031
†Callon Petroleum [a]	1,500	22,170	(collateralized by obligations of various
VAALCO Energy [a]	6,200	21,452	U.S. Government Agencies, valued at $452,335)
			(Cost $439,000)		439,000
		43,622

Real Estate - 0.7%			TOTAL INVESTMENTS – 100.3%
Bluegreen Corporation [a]	1,400	24,374	(Cost $3,072,095)		3,210,239

Total (Cost $76,097)		67,996	LIABILITIES LESS CASH
			AND OTHER ASSETS – (0.3)%		(11,107)
Technology – 18.8%
Aerospace and Defense - 2.3%			NET ASSETS – 100.0%		$3,199,132
Herley Industries [a]	1,300	23,712
Innovative Solutions and Support [a]	600	20,142
MTC Technologies [a]	800	29,464

		73,318

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 53

SCHEDULES OF INVESTMENTS

Royce Financial Services Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 94.1%			Securities Brokers - 5.6%
Consumer Services – 1.3%			E*TRADE Financial[a]	1,600	$22,384
Other Consumer Services - 1.3%			First Albany	2,000	11,920
MoneyGram International	1,000	$19,120	Friedman, Billings, Ramsey Group Cl. A	1,300	18,590
			Knight Capital Group Cl. Aa	800	6,096
Total (Cost $19,367)		19,120	Piper Jaffray Companies[a]	100	3,043
			Sanders Morris Harris Group	500	8,600
Diversified Investment Companies – 0.6%			†Stifel Financial[a]	500	12,080
Closed-End Mutual Funds - 0.6%
Central Fund of Canada Cl. A	1,700	9,010			82,713

Total (cost $10,707)		9,010	Total (cost $702,009)		712,473

Financial Intermediaries – 48.0%			Financial Services – 42.0%
Banking - 23.4%			Information and Processing - 7.6%
Abigail Adams National Bancorp	1,100	17,875	Advent Software[a]	500	10,130
Bancorp Rhode Island	500	18,300	Fair Isaac	1,500	54,750
Bank of Hawaii	200	10,150	Interactive Data	500	10,390
Bank of NT Butterfield	1,000	41,500	SEI Investments	1,000	37,350
Center Bancorp	1,260	14,301
Central Pacific Financial	1,000	35,600			112,620
†Commercial National Financial	1,100	22,011
HopFed Bancorp	600	9,426	Insurance Brokers - 4.7%
International Bancshares	625	17,681	Brown & Brown	1,000	44,940
MAF Bancorp	700	29,841	Gallagher (Arthur J.) & Company	300	8,139
Mercantile Bankshares	200	10,306	Hilb Rogal & Hobbs Company	500	17,200
Partners Trust Financial Group	1,000	10,680
Peapack-Gladstone Financial	1,210	33,517			70,279
Provident Financial Services	600	10,542
Severn Bancorp	800	14,576	Investment Management - 23.3%
Susquehanna Bancshares	400	9,836	Alliance Capital Management Holding L.P.	1,600	74,784
Timberland Bancorp	500	11,225	Apollo Investment	1,545	28,475
Umpqua Holdings	400	9,416	Epoch Holding[a]	11,700	50,310
Whitney Holding	300	9,789	Federated Investors Cl. B	1,400	42,014
Wilmington Trust	300	10,803	IGM Financial	200	6,146
			International Assets Holding[a]	1,000	6,150
		347,375	MCG Capital	1,000	17,080
			MVC Capital	2,000	20,000
Insurance - 17.0%			Nuveen Investments Cl. A	1,700	63,954
Alleghany Corporation[a]	102	30,294	T. Rowe Price Group	200	12,520
American National Insurance	200	22,938	U.S. Global Investors Cl. Aa	5,000	23,600
Argonaut Group[a]	800	18,472
Aspen Insurance Holdings	1,400	38,584			345,033
Baldwin & Lyons Cl. B	1,500	36,150
CNA Surety[a]	500	7,425	Other Financial Services - 6.4%
Erie Indemnity Company Cl. A	200	10,850	CharterMac	500	10,980
Infinity Property & Casualty	700	24,416	Credit Acceptance[a]	1,100	16,379
Montpelier Re Holdings	300	10,374	†Morningstar[a]	1,500	42,225
†Ohio Casualty	500	12,090	Municipal Mortgage & Equity	400	10,396
RLI	300	13,380	World Acceptance[a]	500	15,025
Transatlantic Holdings	500	27,910
					95,005
		252,883
			Total (cost $523,783)		622,937
Real Estate Investment Trusts - 2.0%
†Captial Trust Cl. A	600	20,046	Industrial Services – 2.2%
Gladstone Commercial	600	9,456	Commercial Services - 2.2%
			Viad Corporation	250	7,085
		29,502	Watson Wyatt & Company Holdings	1,000	25,630

			Total (cost $29,565)		32,715

			TOTAL COMMON STOCKS
			(cost $1,285,431)		1,396,255

54 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

Royce Dividend Value Fund

	VALUE		SHARES	VALUE
REPURCHASE AGREEMENT – 6.0%		COMMON STOCKS – 85.3%
State Street Bank & Trust Company,		Consumer Products – 3.7%
2.55% dated 6/30/05, due 7/1/05,		Apparel and Shoes - 1.4%
maturity value $88,006		K-Swiss Cl. A	700	$22,638
(collateralized by obligations of various		Polo Ralph Lauren Cl. A	500	21,555
U.S. Government Agencies, valued at $93,159)
(cost $88,000)	$88,000			44,193

TOTAL INVESTMENTS – 100.1%		Collectibles - 0.4%
(cost $1,373,431)	1,484,255	†Action Performance Companies[a]	1,500	13,230

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(954)	Home Furnishing and Appliances - 1.9%
		Ethan Allen Interiors	700	23,457
NET ASSETS – 100.0%	$1,483,301	Furniture Brands International	800	17,288
		Natuzzi ADR[b]	2,000	16,280

		Total (cost $109,789)		114,448

		Consumer Services – 6.2%
		Leisure and Entertainment - 0.5%
		Regal Entertainment Group Cl. A	800	15,104

		Restaurants and Lodgings - 0.4%
		CBRL Group	300	11,658

		Retail Stores - 4.1%
		†Borders Group	1,400	35,434
		Claire’s Stores	1,600	38,480
		Dress Barn (The)[a]	600	13,578
		Pier 1 Imports	1,800	25,542
		Talbots	400	12,988

				126,022

		Other Consumer Services - 1.2%
		MoneyGram International	2,000	38,240

		Total (cost $182,433)		191,024

		Financial Intermediaries – 13.3%
		Banking - 6.8%
		Arrow Financial	500	13,920
		BOK Financial	600	27,672
		†Bank of NT Butterfield	500	20,750
		Boston Private Financial Holdings	1,300	32,760
		†Canadian Western Bank	1,200	28,237
		Fauquier Bankshares	900	23,400
		Peapack-Gladstone Financial	1,000	27,700
		†Whitney Holding	1,000	32,630

				207,069

		Insurance - 2.6%
		Alleghany Corporation[a]	102	30,294
		Erie Indemnity Company Cl. A	400	21,700
		Transatlantic Holdings	500	27,910

				79,904

		Real Estate Investment Trusts - 3.1%
		†Captial Trust Cl. A	2,300	76,843
		Gladstone Commercial	1,200	18,912

				95,755

		Securities Brokers - 0.8%
		Friedman, Billings, Ramsey Group Cl. A	1,700	24,310

		Total (cost $408,006)		407,038

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 55

SCHEDULES OF INVESTMENTS

Royce Dividend Value Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Services – 24.7%			Industrial Services – 4.2%
Information and Processing - 4.2%			Commercial Services - 1.9%
Fair Isaac	1,000	$36,500	ALLETE	600	$29,940
SEI Investments	2,500	93,375	Central Parking	600	8,250
			Kelly Services Cl. A	500	14,320
		129,875	Viad Corporation	250	7,085

Insurance Brokers - 6.9%					59,595
Aon Corporation	1,000	25,040
Brown & Brown	1,200	53,928	Transportation and Logistics - 0.9%
Gallagher (Arthur J.) & Company	3,300	89,529	Alexander & Baldwin	600	27,810
Hilb Rogal & Hobbs Company	1,200	41,280
			Other Industrial Services - 1.4%
		209,777	Landauer	800	41,528

Investment Management - 13.6%			Total (Cost $111,507)		128,933
Alliance Capital Management Holding L.P.	3,200	149,568
Apollo Investment	1,030	18,984	Natural Resources – 0.8%
Federated Investors Cl. B	2,500	75,025	Energy Services - 0.8%
Gabelli Asset Management Cl. A	500	22,095	Helmerich & Payne	500	23,460
MCG Capital	1,000	17,080
MVC Capital	1,500	15,000	Total (Cost $15,470)		23,460
Nuveen Investments Cl. A	1,500	56,430
†T. Rowe Price Group	1,000	62,600	Technology – 14.4%
			Aerospace and Defense - 0.9%
		416,782	†HEICO Corporation Cl. A	1,500	27,030

Total (Cost $698,908)		756,434	Components and Systems - 9.0%
			AVX Corporation	2,000	24,240
Health – 1.1%			American Power Conversion	1,000	23,590
Medical Products and Devices - 1.1%			†Analogic Corporation	700	35,224
Applera Corporation- Applied			Dionex Corporation[a]	1,000	43,610
Biosystems Group	800	15,736	Lowrance Electronics	1,500	31,530
Arrow International	600	19,140	†Nam Tai Electronics	1,700	38,658
			Technitrol	3,300	46,629
Total (Cost $32,864)		34,876	†Tektronix	1,400	32,578

Industrial Products – 14.0%					276,059
Automotive - 2.6%
Adesa	2,300	50,071	IT Services - 0.7%
CLARCOR	1,000	29,250	Syntel	1,200	19,236

		79,321	Semiconductors and Equipment - 1.0%
			Cognex Corporation	1,200	31,428
Machinery - 4.7%
Briggs & Stratton	800	27,696	Telecommunications - 2.8%
Lincoln Electric Holdings	1,600	53,040	†North Pittsburgh Systems	1,500	29,340
Nordson Corporation	800	27,424	Scientific-Atlanta	1,700	56,559
Stewart & Stevenson Services	1,500	33,990
					85,899
		142,150
			Total (Cost $431,364)		439,652
Pumps, Valves and Bearings - 1.9%
Franklin Electric	1,500	57,975	Utilities – 1.5%
			Aqua America	1,500	44,610
Specialty Chemicals and Materials - 2.6%
Balchem Corporation	750	22,537	Total (Cost $33,195)		44,610
MacDermid	1,300	40,508
Quaker Chemical	1,000	17,450	Miscellaneous – 1.4%
			Total (Cost $46,368)		42,757
		80,495
			TOTAL COMMON STOCKS
Other Industrial Products - 2.2%			(Cost $2,477,276)		2,609,809
†Brady Corporation Cl. A	1,000	31,000
Quixote Corporation	1,000	19,610
Smith (A.O.) Corporation	600	16,026

		66,636

Total (Cost $407,372)		426,577

56 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	SHARES	VALUE
PREFERRED STOCKS – 1.5%
Central Parking Finance Trust 5.25% Conv.	1,000	$20,000
First Union Real Estate Equity & Mortgage
Investments Ser. A 8.40% Conv.	1,000	24,800

TOTAL PREFERRED STOCKS
(cost $44,082)		44,800

CORPORATE BONDS – 3.0%
†Athena Neurosciences Finance 7.25%
Senior Note due 2/21/08	100,000	93,000

TOTAL CORPORATE BONDS
(cost $83,093)		93,000

REPURCHASE AGREEMENT – 22.6%
State Street Bank & Trust Company,
2.55% dated 6/30/05, due 7/1/05,
maturity value $691,049
(collateralized by obligations of various
U.S. Government Agencies
valued at $711,615)
(cost $691,000)		691,000

TOTAL INVESTMENTS – 112.4%
(cost $3,295,451)		3,438,609

LIABILITIES LESS CASH AND OTHER ASSETS – (12.4)%		(379,866)

NET ASSETS - 100.0%		$3,058,743

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At June 30, 2005, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[d]	A portion of these securities were on loan at June 30, 2005.
[e]	When issued.
†	New additions in 2005 (unaudited).
Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2005 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 57

STATEMENTS OF ASSETS AND LIABILITIES

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Premier Fund	Royce Low-Priced Stock Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$1,907,754,379	$534,494,342	$2,035,401,363	$2,778,593,606
Affiliated Companies	124,660,595	7,479,948	861,780,962	924,455,481
Repurchase agreements (at cost and value)	309,452,000	66,673,000	452,559,000	336,231,000
Cash	765	508,928	18,372	885,375
Receivable for investments sold	2,194,701	1,771,400	3,864,771	10,721,840
Receivable for capital shares sold	6,194,958	658,478	6,719,472	6,696,082
Receivable for dividends and interest	842,965	183,657	2,492,109	1,827,284
Prepaid expenses and other assets	23,883	7,533	36,907	52,192

Total Assets	2,351,124,246	611,777,286	3,362,872,956	4,059,462,860

LIABILITIES:
Payable for collateral on loaned securities	44,505,248	10,897,839	194,592	64,289,083
Payable for investments purchased	10,075,850	36,100	12,639,977	6,674,669
Payable for capital shares redeemed	1,520,279	702,987	4,330,697	18,248,270
Payable for investment advisory fees	1,399,583	638,326	2,665,613	4,111,131
Accrued expenses	621,475	214,449	993,550	1,506,343

Total Liabilities	58,122,435	12,489,701	20,824,429	94,829,496

Net Assets	$2,293,001,811	$599,287,585	$3,342,048,527	$3,964,633,364

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,652,946,270	$459,649,176	$2,482,341,185	$3,278,704,057
Undistributed net investment income (loss)	(6,166,060)	(6,085,768)	(1,610,313)	(29,957,918)
Accumulated net realized gain (loss) on investments	81,464,174	52,811,497	129,124,018	225,279,900
Net unrealized appreciation (depreciation) on investments	564,757,427	92,912,680	732,193,637	490,607,325

Net Assets	$2,293,001,811	$599,287,585	$3,342,048,527	$3,964,633,364

Investment Class	$1,487,086,904	$436,851,397	$2,789,777,611	$3,964,633,364
Consultant Class	$805,914,907	$155,671,593	$35,645,326
Institutional Class		$5,742,311	$175,676,019
Financial Intermediary Class		$1,022,284	$95,671,723
W Class			$245,277,848

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	142,982,710	28,754,541	184,839,129	269,555,317
Consultant Class	80,849,211	10,845,199	2,425,225
Institutional Class		376,964	11,616,063
Financial Intermediary Class		67,456	6,364,769
W Class			16,252,567

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$10.40	$15.19	$15.09	$14.71
Consultant Class (1)	$9.97	$14.35	$14.70
Institutional Class (2)		$15.23	$15.12
Financial Intermediary Class (2)		$15.15	$15.03
W Class (2)			$15.09

* Investments at identified cost	$1,467,657,547	$449,061,610	$2,164,988,688	$3,212,441,762

Market value of loaned securities	$43,179,922	$7,203,552	$187,362	$60,614,838

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

58 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	Royce	Royce	Royce	Royce
	Total Return	TrustShares	Opportunity	Special Equity
	Fund	Fund	Fund	Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$4,644,853,105	$50,722,317	$1,853,658,538	$716,242,626
Affiliated Companies	105,180,379	–	77,933,001	119,738,518
Repurchase agreements (at cost and value)	314,821,000	1,410,000	127,204,000	77,513,000
Cash	29,273	3,375	125,520	29,335
Receivable for investments sold	39,938,708	1,720,212	6,721,910	1,324,380
Receivable for capital shares sold	12,855,701	39,000	2,946,550	847,661
Receivable for dividends and interest	10,588,980	27,468	626,037	566,641
Prepaid expenses and other assets	54,565	620	23,542	11,834

Total Assets	5,128,321,711	53,922,992	2,069,239,098	916,273,995

LIABILITIES:
Payable for collateral on loaned securities	14,790,068	–	186,025,434	4,333,924
Payable for investments purchased	34,794,107	937,987	14,098,962	916,849
Payable for capital shares redeemed	3,744,258	–	1,989,980	966,249
Payable for investment advisory fees	3,935,412	43,668	1,529,892	751,755
Accrued expenses	1,578,856	35,888	506,496	243,736

Total Liabilities	58,842,701	1,017,543	204,150,764	7,212,513

Net Assets	$5,069,479,010	$52,905,449	$1,865,088,334	$909,061,482

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,996,478,193	$41,524,096	$1,437,836,135	$731,141,749
Undistributed net investment income (loss)	2,549,308	(151,739)	(4,339,384)	2,411,947
Accumulated net realized gain (loss) on investments	133,330,476	6,803,435	188,723,706	16,635,303
Net unrealized appreciation (depreciation) on investments	937,121,033	4,729,657	242,867,877	158,872,483

Net Assets	$5,069,479,010	$52,905,449	$1,865,088,334	$909,061,482

Investment Class	$3,967,099,693	$50,904,807	$1,501,513,548	$713,443,574
Consultant Class	$556,459,702	$2,000,642		$19,156,105
Institutional Class	$146,498,153		$171,392,756	$163,221,521
Financial Intermediary Class	$297,207,453		$192,182,030	$13,240,282
W Class	$102,214,009

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	320,080,765	4,121,459	116,673,921	37,235,844
Consultant Class	45,002,802	175,890		1,012,803
Institutional Class	11,785,410		13,276,152	8,528,557
Financial Intermediary Class	24,245,486		15,099,914	693,523
W Class	8,237,282

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$12.39	$12.35	$12.87	$19.16
Consultant Class (1)	$12.37	$11.37		$18.91
Institutional Class (2)	$12.43		$12.91	$19.14
Financial Intermediary Class (2)	$12.26		$12.73	$19.09
W Class (2)	$12.41

* Investments at identified cost	$3,812,912,451	$45,992,660	$1,688,723,662	$677,108,661

Market value of loaned securities	$9,982,428	$–	$178,286,860	$4,324,800

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce TrustShares Fund within three years of purchase).
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 59

STATEMENTS OF ASSETS AND LIABILITIES

	Royce Select Fund	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund

ASSETS:
Investments at value*
Non-Affiliates	$19,993,114	$53,949,148	$193,083,227	$24,480,721
Repurchase agreements (at cost and value)	2,886,000	8,715,000	15,956,000	4,041,000
Cash	53	857	529	1,021
Receivable for investments sold	520,937	2,674	5,302,606	1,773,271
Receivable for capital shares sold	–	216,044	865,845	9,295
Receivable for dividends and interest	13,572	19,900	77,857	286
Prepaid expenses and other assets	–	500	2,483	432

Total Assets	23,413,676	62,904,123	215,288,547	30,306,026

LIABILITIES:
Payable for investments purchased	177,505	1,112,978	3,303,553	663,395
Payable for capital shares redeemed	–	177,226	1,594,467	95,517
Payable for investment advisory fees	–	49,407	174,211	37,431
Accrued expenses	–	33,959	69,256	20,399

Total Liabilities	177,505	1,373,570	5,141,487	816,742

Net Assets	$23,236,171	$61,530,553	$210,147,060	$29,489,284

ANALYSIS OF NET ASSETS:
Paid-in capital	$16,059,005	$55,652,664	$197,564,636	$31,866,871
Undistributed net investment income (loss)	174,782	(130,022)	(858,856)	(260,598)
Accumulated net realized gain (loss) on investments	3,233,749	1,225,216	4,727,775	(332,746)
Net unrealized appreciation (depreciation) on investments	3,768,635	4,782,695	8,713,505	(1,784,243)

Net Assets	$23,236,171	$61,530,553	$210,147,060	$29,489,284

Investment Class	$23,236,171	$61,530,553	$210,147,060	$29,489,284

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	114,552	7,188,689	20,294,939	4,790,213

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$202.84	$8.56	$10.35	$6.16

* Investments at identified cost	$16,224,479	$49,166,453	$184,369,722	$26,264,964

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase and 2% for Royce Technology Value Fund within six months of purchase).

60 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2005 (Unaudited)

	Royce 100 Fund	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund

ASSETS:
Investments at value*
Non-Affiliates	$10,260,611	$2,771,239	$1,396,255	$2,747,609
Repurchase agreements (at cost and value)	839,000	439,000	88,000	691,000
Cash	499	2,725	1,730	–
Receivable for investments sold	118,464	–	–	–
Receivable for capital shares sold	29,020	254	–	4,979
Receivable for dividends and interest	6,839	866	2,764	7,989
Prepaid expenses and other assets	109	37	17	20

Total Assets	11,254,542	3,214,121	1,488,766	3,451,597

LIABILITIES:
Payable for investments purchased	–	–	–	386,311
Payable for capital shares redeemed	25,178	–	–	–
Payable for investment advisory fees	6,076	–	–	–
Payable to custodian for cash overdrawn	–	–	–	924
Accrued expenses	15,424	14,989	5,465	5,619

Total Liabilities	46,678	14,989	5,465	392,854

Net Assets	$11,207,864	$3,199,132	$1,483,301	$3,058,743

ANALYSIS OF NET ASSETS:
Paid-in capital	$9,766,127	$2,834,995	$1,352,069	$2,908,866
Undistributed net investment income (loss)	(25,073)	(12,667)	6,776	2,057
Accumulated net realized gain (loss) on investments	540,598	238,660	13,632	4,662
Net unrealized appreciation (depreciation) on investments	926,212	138,144	110,824	143,158

Net Assets	$11,207,864	$3,199,132	$1,483,301	$3,058,743

Investment Class	$11,207,864	$3,199,132	$1,483,301	$3,058,743

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	1,632,418	507,944	265,344	549,809

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$6.87	$6.30	$5.59	$5.56

* Investments at identified cost	$9,334,399	$2,633,095	$1,285,431	$2,604,451

(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 61

STATEMENTS OF CHANGES IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,482,756)	$(9,162,190)	$(2,914,040)	$(7,119,421)	$(1,610,313)	$(10,423,588)
Net realized gain (loss) on investments	64,898,947	113,934,931	40,357,129	67,207,876	132,082,952	118,466,810
Net change in unrealized appreciation (depreciation) on investments	(6,473,810)	198,326,330	(60,774,934)	27,022,698	(134,266,124)	398,822,087

Net increase (decrease) in net assets from investment operations	55,942,381	303,099,071	(23,331,845)	87,111,153	(3,793,485)	506,865,309

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class			–	–	–	–
Financial Intermediary Class			–	–	–	–
W Class					–
Net realized gain on investments
Investment Class	–	(60,341,929)	–	(42,716,301)	–	(131,048,297)
Consultant Class	–	(37,887,815)	–	(15,620,233)	–	(1,153,428)
Institutional Class			–	(528,342)	–	(3,776,526)
Financial Intermediary Class			–	(102,415)	–	(3,176,505)
W Class					–

Total distributions	–	(98,229,744)	–	(58,967,291)	–	(139,154,756)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	320,293,864	399,764,759	53,740,955	80,412,061	444,393,056	1,161,984,791
Consultant Class	100,990,684	220,269,642	12,839,625	28,203,606	11,532,748	20,355,465
Institutional Class			14,215	–	89,769,791	78,625,319
Financial Intermediary Class			111,031	1,018,173	39,905,865	49,666,056
W Class					235,943,453
Distributions reinvested
Investment Class	–	47,785,285	–	40,183,518	–	123,888,623
Consultant Class	–	37,209,584	–	15,393,303	–	1,127,437
Institutional Class			–	528,340	–	3,009,484
Financial Intermediary Class			–	102,412	–	3,176,504
W Class					–
Value of shares redeemed
Investment Class	(115,964,175)	(176,169,523)	(73,742,515)	(101,639,890)	(612,635,482)	(375,088,516)
Consultant Class	(64,888,376)	(61,434,358)	(20,305,037)	(23,650,795)	(2,701,857)	(2,013,525)
Institutional Class			(13,178)	(5,000,000)	(20,541,379)	(8,740,165)
Financial Intermediary Class			(205,034)	(173,375)	(14,620,352)	(22,484,759)
W Class					(1,887,609)
Shareholder redemption fees
Investment Class	143,375	91,236	23,201	38,721	270,095	374,927
Consultant Class	36,613	18,776	7,035	4,063	4,678	1,791

Net increase (decrease) in net assets from capital share transactions	240,611,985	467,535,401	(27,529,702)	35,420,137	169,433,007	1,033,883,432

NET INCREASE (DECREASE) IN NET ASSETS	296,554,366	672,404,728	(50,861,547)	63,563,999	165,639,522	1,401,593,985
NET ASSETS:
Beginning of period	1,996,447,445	1,324,042,717	650,149,132	586,585,133	3,176,409,005	1,774,815,020

End of period	$2,293,001,811	$1,996,447,445	$599,287,585	$650,149,132	$3,342,048,527	$3,176,409,005

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(6,166,060)	$(3,683,304)	$(6,085,768)	$(3,171,728)	$(1,610,313)	$–

62 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce TrustShares Fund

	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(13,528,083)	$(39,235,326)	$20,201,139	$34,596,972	$(151,739)	$(530,216)
Net realized gain (loss) on investments	195,383,289	223,686,531	93,127,137	90,736,052	4,105,305	8,922,430
Net change in unrealized appreciation (depreciation) on investments	(385,967,088)	328,519,772	(36,110,823)	501,980,794	(6,691,209)	492,000

Net increase (decrease) in net assets from investment operations	(204,111,882)	512,970,977	77,217,453	627,313,818	(2,737,643)	8,884,214

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(15,888,055)	(32,072,227)	–	–
Consultant Class			–	(482,963)	–	–
Institutional Class			(700,143)	(1,088,201)
Financial Intermediary Class			(934,824)	(1,891,793)
Consultant B Class						–
W Class			(156,008)
Net realized gain on investments
Investment Class	–	(166,436,268)	–	(50,201,250)	–	(4,848,120)
Consultant Class			–	(6,748,606)	–	(189,655)
Institutional Class			–	(1,613,788)
Financial Intermediary Class			–	(3,553,954)
Consultant B Class						(1,050,854)
W Class			–

Total distributions	–	(166,436,268)	(17,679,030)	(97,652,782)	–	(6,088,629)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	344,382,585	2,166,338,469	712,220,060	1,463,527,509	1,059,950	9,773,344
Consultant Class			79,909,310	164,755,546	273,981	902,341
Institutional Class			36,259,330	49,918,077
Financial Intermediary Class			61,739,358	135,644,866
Consultant B Class						–
W Class			99,309,156
Distributions reinvested
Investment Class	–	157,688,991	14,215,434	74,978,512	–	4,847,313
Consultant Class			–	7,090,653	–	189,652
Institutional Class			592,081	2,398,034
Financial Intermediary Class			860,387	5,222,998
Consultant B Class						1,045,335
W Class			155,965
Value of shares redeemed
Investment Class	(945,165,652)	(947,839,560)	(542,594,140)	(517,963,364)	(415,197)	(313,936)
Consultant Class			(31,655,204)	(37,176,274)	(51,924)	(6,325)
Institutional Class			(16,302,215)	(9,717,484)
Financial Intermediary Class			(30,353,190)	(40,612,557)
Consultant B Class						(6,874,460)
W Class			(654,557)
Shareholder redemption fees
Investment Class	110,980	594,267	239,102	368,761	410	–
Consultant Class			15,195	14,820	–	–

Net increase (decrease) in net assets from capital share transactions	(600,672,087)	1,376,782,167	383,956,072	1,298,450,097	867,220	9,563,264

NET INCREASE (DECREASE) IN NET ASSETS	(804,783,969)	1,723,316,876	443,494,495	1,828,111,133	(1,870,423)	12,358,849
NET ASSETS:
Beginning of period	4,769,417,333	3,046,100,457	4,625,984,515	2,797,873,382	54,775,872	42,417,023

End of period	$3,964,633,364	$4,769,417,333	$5,069,479,010	$4,625,984,515	$52,905,449	$54,775,872

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(29,957,918)	$(16,429,835)	$2,549,308	$27,199	$(151,739)	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 63

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Select Fund

	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,339,384)	$(9,943,620)	$2,332,867	$9,241,916	$174,782	$(352,103)
Net realized gain (loss) on investments	151,361,340	178,518,721	12,712,836	32,693,728	2,342,218	4,485,342
Net change in unrealized appreciation (depreciation) on investments	(221,316,169)	121,887,282	(41,224,470)	76,504,323	(3,275,807)	(102,053)

Net increase (decrease) in net assets from investment operations	(74,294,213)	290,462,383	(26,178,767)	118,439,967	(758,807)	4,031,186

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	(7,804,108)	–	–
Consultant Class			–	(9,894)
Institutional Class	–	–	–	(1,245,981)
Financial Intermediary Class	–	–	–	(102,853)
Net realized gain on investments
Investment Class	–	(110,004,477)	–	(28,374,174)	–	(2,900,802)
Consultant Class			–	(671,126)
Institutional Class	–	(12,522,158)	–	(4,149,128)
Financial Intermediary Class	–	(14,918,769)	–	(416,903)

Total distributions	–	(137,445,404)	–	(42,774,167)	–	(2,900,802)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	147,408,985	527,003,633	40,205,409	254,497,176	556,676	3,156,947
Consultant Class			1,102,616	9,564,013
Institutional Class	28,350,298	104,750,852	22,756,096	147,561,017
Financial Intermediary Class	33,897,452	139,480,482	1,723,525	11,091,090
Distributions reinvested
Investment Class	–	99,601,474	–	32,599,944	–	2,705,223
Consultant Class			–	660,502
Institutional Class	–	10,085,826	–	5,086,493
Financial Intermediary Class	–	14,915,105	–	519,755
Value of shares redeemed
Investment Class	(264,663,954)	(387,748,729)	(161,715,059)	(221,070,970)	(1,482,636)	(3,729,945)
Consultant Class			(1,627,656)	(1,215,274)
Institutional Class	(43,024,766)	(19,531,141)	(18,673,380)	(8,167,573)
Financial Intermediary Class	(63,056,588)	(29,616,118)	(924,329)	(4,780,528)
Shareholder redemption fees
Investment Class	51,680	588,945	17,513	259,712	3,974	14,660
Consultant Class			182	661

Net increase (decrease) in net assets from capital share transactions	(161,036,893)	459,530,329	(117,135,083)	226,606,018	(921,986)	2,146,885

NET INCREASE (DECREASE) IN NET ASSETS	(235,331,106)	612,547,308	(143,313,850)	302,271,818	(1,680,793)	3,277,269
NET ASSETS:
Beginning of period	2,100,419,440	1,487,872,132	1,052,375,332	750,103,514	24,916,964	21,639,695

End of period	$1,865,088,334	$2,100,419,440	$909,061,482	$1,052,375,332	$23,236,171	$24,916,964

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(4,339,384)	$–	$2,411,947	$79,080	$174,782	$–

64 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Fund		Royce Value Plus Fund		Royce Technology Value Fund

	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(130,022)	$(91,248)	$(612,466)	$(652,371)	$(260,598)	$(1,164,571)
Net realized gain (loss) on investments	1,058,846	903,640	4,501,180	1,502,509	(703,309)	5,710,431
Net change in unrealized appreciation (depreciation) on investments	582,460	3,511,843	(17,758,799)	23,013,806	(2,334,111)	(14,480,226)

Net increase (decrease) in net assets from investment operations	1,511,284	4,324,235	(13,870,085)	23,863,944	(3,298,018)	(9,934,366)

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Net realized gain on investments
Investment Class	–	(715,106)	–	(717,699)	–	(4,067,154)

Total distributions	–	(715,106)	–	(717,699)	–	(4,067,154)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	29,459,882	33,607,211	106,460,258	197,807,106	4,695,748	23,441,296
Distributions reinvested
Investment Class	–	676,672	–	663,438	–	3,906,053
Value of shares redeemed
Investment Class	(8,185,207)	(3,228,194)	(94,678,010)	(30,188,581)	(9,527,742)	(78,478,320)
Shareholder redemption fees
Investment Class	31,724	13,739	254,297	146,998	17,677	326,226

Net increase (decrease) in net assets from capital share transactions	21,306,399	31,069,428	12,036,545	168,428,961	(4,814,317)	(50,804,745)

NET INCREASE (DECREASE) IN NET ASSETS	22,817,683	34,678,557	(1,833,540)	191,575,206	(8,112,335)	(64,806,265)
NET ASSETS:
Beginning of period	38,712,870	4,034,313	211,980,600	20,405,394	37,601,619	102,407,884

End of period	$61,530,553	$38,712,870	$210,147,060	$211,980,600	$29,489,284	$37,601,619

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(130,022)	$–	$(858,856)	$(246,390)	$(260,598)	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 65

STATEMENTS OF CHANGES IN NET ASSETS

	Royce 100 Fund		Royce Discovery Fund		Royce Financial Services Fund

	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04	Six months ended 6/30/05 (unaudited)	Year ended 12/31/04

INVESTMENT OPERATIONS:
Net investment income (loss)	$(25,073)	$(16,269)	$(8,397)	$(21,965)	$6,776	$(1,649)
Net realized gain (loss) on investments	400,559	360,271	229,655	58,266	13,504	22,079
Net change in unrealized appreciation (depreciation) on investments	(277,808)	1,024,000	(276,299)	262,572	(39,296)	150,120

Net increase (decrease) in net assets from investment operations	97,678	1,368,002	(55,041)	298,873	(19,016)	170,550

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Net realized gain on investments
Investment Class	–	(210,006)	–	(31,588)	–	(20,302)

Total distributions	–	(210,006)	–	(31,588)	–	(20,302)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	3,066,442	5,182,730	637,169	2,177,444	130,898	1,249,398
Distributions reinvested
Investment Class	–	193,823	–	31,342	–	20,222
Value of shares redeemed
Investment Class	(705,601)	(288,958)	(602,086)	(618,592)	(46,795)	(2,032)
Shareholder redemption fees
Investment Class	1,020	1,089	1,967	335	378	–

Net increase (decrease) in net assets from capital share transactions	2,361,861	5,088,684	37,050	1,590,529	84,481	1,267,588

NET INCREASE (DECREASE) IN NET ASSETS	2,459,539	6,246,680	(17,991)	1,857,814	65,465	1,417,836
NET ASSETS:
Beginning of period	8,748,325	2,501,645	3,217,123	1,359,309	1,417,836	–

End of period	$11,207,864	$8,748,325	$3,199,132	$3,217,123	$1,483,301	$1,417,836

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(25,073)	$–	$(12,667)	$(4,270)	$6,776	$–

66 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Dividend Value Fund

	Six months ended 6/30/05 (unaudited)	Period ended 12/31/04*

INVESTMENT OPERATIONS:
Net investment income (loss)	$13,024	$(1,340)
Net realized gain (loss) on investments	4,061	1,941
Net change in unrealized appreciation (depreciation) on investments	(21,579)	164,737

Net increase (decrease) in net assets from investment operations	(4,494)	165,338

DISTRIBUTIONS:
Net investment income
Investment Class	(10,967)	–
Net realized gain on investments
Investment Class	–	–

Total distributions	(10,967)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,504,793	1,506,622
Distributions reinvested
Investment Class	10,918	–
Value of shares redeemed
Investment Class	(91,928)	(21,541)
Shareholder redemption fees
Investment Class	2	–

Net increase (decrease) in net assets from capital share transactions	1,423,785	1,485,081

NET INCREASE (DECREASE) IN NET ASSETS	1,408,324	1,650,419
NET ASSETS:
Beginning of period	1,650,419	–

End of period	$3,058,743	$1,650,419

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$2,057	$–

* From May 3, 2004 (commencement of operations) to December 31, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 67

STATEMENTS OF OPERATIONS					SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

	Pennsylvania	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced	Total Return	TrustShares	Opportunity	Special Equity
	Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$7,375,015	$1,394,697	$7,335,908	$9,600,575	$37,425,822	$178,456	$4,797,186	$4,932,456
Affiliated Companies	196,138	–	3,380,166	3,009,187	1,486,119	–	–	1,659,205
Interest	2,902,426	865,852	5,889,579	4,508,875	10,697,398	56,599	1,709,215	1,255,677
Securities lending	151,055	98,697	64,584	852,430	74,603	–	290,116	30,453

Total income	10,624,634	2,359,246	16,670,237	17,971,067	49,683,942	235,055	6,796,517	7,877,791

Expenses:
Investment advisory fees	7,908,538	3,972,368	15,623,591	23,702,044	22,780,007	258,743	9,607,449	4,788,629
Distribution fees – Investment Class	–	–	–	5,290,061	–	62,263	–	–
Distribution fees – Consultant Class	3,796,369	794,194	155,107		2,586,467	9,690		96,666
Distribution fees – Financial Intermediary Class		1,321	101,981		341,060		269,050	16,069
Shareholder servicing	584,366	228,213	1,272,771	2,239,585	2,152,606	29,174	679,777	282,160
Shareholder reports	472,374	128,466	615,276	850,112	850,000	23,768	273,073	143,924
Custody	157,933	69,258	203,210	265,100	391,192	28,873	226,715	89,869
Administrative and office facilities	87,646	28,360	136,240	197,375	201,071	2,331	88,502	44,662
Registration	48,742	21,922	67,565	48,782	76,592	14,107	40,882	28,786
Trustees’ fees	30,971	9,365	47,881	65,644	70,819	784	23,549	14,757
Audit	17,500	10,000	20,000	21,500	24,000	5,000	17,500	15,000
Legal	13,384	4,313	20,806	30,008	30,704	355	13,458	6,787
Other expenses	39,735	18,481	56,411	87,285	83,499	5,267	44,289	25,160

Total expenses	13,157,558	5,286,261	18,320,839	32,797,496	29,588,017	440,355	11,284,244	5,552,469
Fees waived by investment adviser and distributor	(50,168)	–	–	(1,298,346)	–	(37,358)	–	–
Expenses reimbursed by investment advisor –
Consultant Class	–	–	–		–	(16,203)		–
Institutional Class		(5,598)	(238)		–		(11,614)	–
Financial Intermediary Class		(7,377)	(40,051)		(105,214)		(136,729)	(7,545)
W Class			–		–

Net expenses	13,107,390	5,273,286	18,280,550	31,499,150	29,482,803	386,794	11,135,901	5,544,924

Net investment income (loss)	(2,482,756)	(2,914,040)	(1,610,313)	(13,528,083)	20,201,139	(151,739)	(4,339,384)	2,332,867

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	57,615,196	40,537,367	130,586,468	174,502,081	84,264,397	4,105,305	155,724,418	12,712,836
Affiliated Companies	7,283,751	(180,238)	1,496,484	20,881,208	8,862,740	–	(4,363,078)	–
Net change in unrealized appreciation
(depreciation) on investments	(6,473,810)	(60,774,934)	(134,266,124)	(385,967,088)	(36,110,823)	(6,691,209)	(221,316,169)	(41,224,470)

Net realized and unrealized gain (loss) on investments	58,425,137	(20,417,805)	(2,183,172)	(190,583,799)	57,016,314	(2,585,904)	(69,954,829)	(28,511,634)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$55,942,381	$(23,331,845)	$(3,793,485)	$(204,111,882)	$77,217,453	$(2,737,643)	$(74,294,213)	$(26,178,767)

68 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS					SIX MONTHS ENDED JUNE 30, 2005 (Unaudited)

	Royce Select Fund	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund	Royce 100 Fund	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$152,798	$132,079	$432,055	$13,500	$37,528	$11,433	$15,815	$20,267
Interest	21,984	76,368	264,573	23,439	12,740	3,528	1,624	7,890

Total income	174,782	208,447	696,628	36,939	50,268	14,961	17,439	28,157

Expenses:
Investment advisory fees	–	250,696	1,113,644	224,274	50,565	15,676	7,156	10,156
Distribution fees – Investment Class	–	62,674	278,411	37,379	12,641	3,919	1,789	2,539
Shareholder servicing	–	30,019	75,407	20,827	21,355	20,552	5,104	5,154
Shareholder reports	–	10,535	41,034	4,014	3,497	1,731	974	1,724
Custody	–	21,390	34,852	13,459	9,821	7,041	3,742	4,433
Administrative and office facilities	–	1,739	8,839	1,709	391	136	61	71
Registration	–	15,248	21,362	9,270	6,758	5,887	3,982	3,574
Trustees’ fees	–	712	3,382	466	148	48	7	7
Audit	–	3,750	4,000	3,750	3,750	3,750	3,750	3,750
Legal	–	268	1,361	256	60	21	9	11
Other expenses	–	4,112	5,213	5,493	936	962	1,234	812

Total expenses	–	401,143	1,587,505	320,897	109,922	59,723	27,808	32,231
Fees waived by investment advisor and distributor		(62,674)	(278,411)	(23,360)	(34,581)	(19,595)	(8,945)	(12,695)
Expenses reimbursed by investment advisor –
Investment Class	–	–	–	–	–	(16,770)	(8,200)	(4,403)

Net expenses	–	338,469	1,309,094	297,537	75,341	23,358	10,663	15,133

Net investment income (loss)	174,782	(130,022)	(612,466)	(260,598)	(25,073)	(8,397)	6,776	13,024

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	2,342,218	1,058,846	4,501,180	(703,309)	400,559	229,655	13,504	4,061
Net change in unrealized appreciation
(depreciation) on investments	(3,275,807)	582,460	(17,758,799)	(2,334,111)	(277,808)	(276,299)	(39,296)	(21,579)

Net realized and unrealized gain (loss) on investments	(933,589)	1,641,306	(13,257,619)	(3,037,420)	122,751	(46,644)	(25,792)	(17,518)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(758,807)	$1,511,284	$(13,870,085)	$(3,298,018)	$97,678	$(55,041)	$(19,016)	$(4,494)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 69

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets		Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS

†2005 (c)	$10.14	$0.01	$0.25	$0.26	$–	$–	$–	$–	$10.40	2.6	%**	$1,487,087	0.90%*	0.90%*	0.12%*	12%
2004 (c)	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.2%		1,243,059	0.89%	0.89%	(0.20)%	32%
2003 (c)	6.59	(0.01)	2.66	2.65	–	(0.36)	(0.36)	–	8.88	40.3%		839,604	0.93%	0.93%	(0.17)%	30%
2002 (c)	7.39	(0.01)	(0.67)	(0.68)	–	(0.12)	(0.12)	–	6.59	(9.2)%		462,152	0.94%	0.94%	(0.13)%	33%
2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	–	7.39	18.4%		445,171	0.99%	0.99%	0.24%	39%
2000	7.28	0.05	1.19	1.24	(0.01)	(1.63)	(1.64)	–	6.88	18.4%		369,346	1.03%	1.03%	0.63%	45%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS

†2005 (c)	$9.77	$(0.04)	$0.24	$0.20	$–	$–	$–	$–	$9.97	2.1	%**	$805,915	1.88%*	1.89%*	(0.86)%*	12%
2004 (c)	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.1%		753,388	1.89%	1.89%	(1.20)%	32%
2003 (c)	6.50	(0.09)	2.60	2.51	–	(0.36)	(0.36)	–	8.65	38.7%		484,439	1.94%	1.94%	(1.19)%	30%
2002 (c)	7.36	(0.08)	(0.66)	(0.74)	–	(0.12)	(0.12)	–	6.50	(10.1)%		266,061	1.97%	1.97%	(1.16)%	33%
2001	6.87	(0.04)	1.22	1.18	–	(0.69)	(0.69)	–	7.36	17.5%		137,787	1.73%	1.97%	(0.50)%	39%
2000	7.28	(0.01)	1.19	1.18	–	(1.59)	(1.59)	–	6.87	17.5%		128,247	1.73%	2.00%	(0.07)%	45%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS

†2005 (c)	$15.71	$(0.05)	$(0.47)	$(0.52)	$–	$–	$–	$–	$15.19	(3.3	)%**	$436,851	1.47%*	1.47%*	(0.69)%*	16%
2004 (c)	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.8%		473,248	1.47%	1.56%	(0.94)%	44%
2003 (c)	10.16	(0.13)	5.47	5.34	–	(0.57)	(0.57)	–	14.93	52.6%		431,808	1.48%	1.67%	(1.09)%	44%
2002 (c)	11.85	(0.12)	(1.48)	(1.60)	–	(0.10)	(0.10)	0.01	10.16	(13.4)%		262,981	1.49%	1.73%	(1.05)%	31%
2001	9.78	(0.07)	2.32	2.25	–	(0.19)	(0.19)	0.01	11.85	23.1%		203,233	1.49%	1.75%	(0.69)%	30%
2000	9.50	(0.02)	1.58	1.56	–	(1.28)	(1.28)	–	9.78	16.7%		140,148	1.49%	1.82%	(0.22)%	71%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS

†2005(c)	$14.92	$(0.12)	$(0.45)	$(0.57)	$–	$–	$–	$–	$14.35	(3.8	)%**	$155,672	2.47%*	2.47%*	(1.70)%*	16%
2004 (c)	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.6%		169,813	2.47%	2.56%	(1.94)%	44%
2003 (c)	9.91	(0.25)	5.30	5.05	–	(0.57)	(0.57)	–	14.39	51.0%		144,451	2.49%	2.74%	(2.10)%	44%
2002 (c)	11.68	(0.22)	(1.45)	(1.67)	–	(0.10)	(0.10)	–	9.91	(14.3)%		68,963	2.49%	2.78%	(2.06)%	31%
2001 (c)	9.71	(0.18)	2.34	2.16	–	(0.19)	(0.19)	–	11.68	22.3%		6,598	2.49%	3.50%	(1.71)%	30%
2000	9.45	(0.11)	1.55	1.44	–	(1.18)	(1.18)	–	9.71	15.5%		1,610	2.49%	3.80%	(1.27)%	71%
ROYCE MICRO-CAP FUND – INSTITUTIONAL CLASS(a)

†2005 (c)	$15.75	$(0.04)	$(0.48)	$(0.52)	$–	$–	$–	$–	$15.23	(3.3	)%**	$5,742	1.35%*	1.55%*	(0.58)%*	16%
2004 (c)	14.94	(0.13)	2.48	2.35	–	(1.54)	(1.54)	–	15.75	16.0%		5,936	1.35%	1.60%	(0.82)%	44%
2003 (c)	14.56	(0.03)	0.98	0.95	–	(0.57)	(0.57)	–	14.94	6.6	%**	10,125	1.29%*	1.77%*	(0.93)%*	44%
ROYCE MICRO-CAP FUND – FINANCIAL INTERMEDIARY CLASS(b)

†2005 (c)	$15.68	$(0.05)	$(0.48)	$(0.53)	$–	$–	$–	$–	$15.15	(3.4	)%**	$1,022	1.49%*	2.89%*	(0.72) %*	16%
2004 (c)	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.7%		1,152	1.49%	3.07%	(1.06)%	44%
2003 (c)	10.16	(0.15)	5.47	5.32	–	(0.57)	(0.57)	–	14.91	52.4%		202	1.49%	17.16%	(1.11)%	44%
2002 (c)	10.27	(0.04)	0.03	(0.01)	–	(0.10)	(0.10)	–	10.16	(0.1)	%**	7	1.49%*	17.46%*	(1.20)%*	31%

(a)	The Class commenced operations on October 14, 2003.
(b)	The Class commenced operations on August 20, 2002.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2005 (unaudited).
70 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

													Ratio of Expenses		Ratio of Net
	Net	Net	Net Realized		Distributions	Distributions							to Average Net Assets		Investment
	Asset Value,	Investment	and Unrealized	Total from	from Net	from Net		Shareholder	Net Asset			Net Assets,	Net of	Prior	Income (Loss)	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized Gain	Total	Redemption	Value, End	Total		End of Period	Fee	to Fee	to Average	Turnover
	of Period	(Loss)	Investments	Operations	Income	on Investments	Distributions	Fees	of Period	Return		(in thousands)	Waivers	Waivers	Net Assets	Rate

ROYCE PREMIER FUND – INVESTMENT CLASS

†2005(e)	$15.12	$(0.01)	$(0.02)	$(0.03)	$–	$–	$–	$–	$15.09	(0.2	)%**	$2,789,778	1.14%*	1.14%*	(0.10)%*	12%
2004(e)	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.8%		2,975,348	1.14%	1.14%	(0.43)%	24%
2003(e)	9.39	(0.03)	3.67	3.64	–	(0.13)	(0.13)	–	12.90	38.7%		1,713,001	1.16%	1.16%	(0.29)%	26%
2002(e)	10.54	(0.04)	(0.77)	(0.81)	–	(0.34)	(0.34)	–	9.39	(7.8)%		848,341	1.17%	1.17%	(0.40)%	33%
2001	9.83	–	0.94	0.94	–	(0.23)	(0.23)	–	10.54	9.6%		797,248	1.19%	1.19%	(0.04)%	41%
2000	9.56	0.03	1.54	1.57	(0.03)	(1.27)	(1.30)	–	9.83	17.1%		675,653	1.20%	1.20%	0.34%	40%
ROYCE PREMIER FUND – CONSULTANT CLASS(a)

†2005(e)	$14.80	$(0.08)	$(0.02)	$(0.10)	$–	$–	$–	$–	$14.70	(0.7	)%**	$35,645	2.20%*	2.20%*	(1.14)%*	12%
2004(e)	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.3%		26,805	2.35%	2.35%	(1.59)%	24%
2003(e)	10.52	(0.08)	2.49	2.41	–	(0.13)	(0.13)	–	12.80	22.9	%**	5,401	2.49%*	4.25%*	(1.22)%*	26%
ROYCE PREMIER FUND – INSTITUTIONAL CLASS(b)

†2005(e)	$15.15	$0.00	$(0.03)	$(0.03)	$–	$–	$–	$–	$15.12	(0.2	)%**	$175,676	1.03%*	1.03%*	0.04%*	12%
2004(e)	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	23.0%		104,497	1.04%	1.06%	(0.30)%	24%
2003(e)	9.39	(0.00)	3.65	3.65	–	(0.13)	(0.13)	–	12.91	38.8%		24,106	1.04%	1.14%	(0.03)%	26%
2002(e)	9.64	(0.01)	0.10	0.09	–	(0.34)	(0.34)	–	9.39	0.9	%**	4,490	1.04%*	1.58%*	(0.28)%*	33%
ROYCE PREMIER FUND – FINANCIAL INTERMEDIARY CLASS(c)

†2005(e)	$15.07	$(0.02)	$(0.02)	$(0.04)	$–	$–	$–	$–	$15.03	(0.3	)%**	$95,672	1.29%*	1.39%*	(0.23)%*	12%
2004(e)	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.5%		69,759	1.29%	1.39%	(0.57)%	24%
2003(e)	9.39	(0.04)	3.67	3.63	–	(0.13)	(0.13)	–	12.89	38.6%		32,307	1.29%	1.42%	(0.33)%	26%
2002(e)	9.48	(0.02)	0.27	0.25	–	(0.34)	(0.34)	–	9.39	2.6	%**	7,826	1.29%*	4.69%*	(0.62)%*	33%
ROYCE PREMIER FUND – W CLASS (d)

†2005(e)	$14.37	$0.01	$0.71	$0.72	$–	$–	$–	$–	$15.09	5.0	%**	$245,278	0.99%*	0.99%*	0.38%*	12%
ROYCE LOW-PRICED STOCK FUND

†2005(e)	$15.33	$(0.04)	$(0.58)	$(0.62)	$–	$–	$–	$–	$14.71	(4.0	)%**	$3,964,633	1.49%*	1.55%*	(0.64)%*	11%
2004(e)	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.6%		4,769,417	1.49%	1.71%	(1.00)%	26%
2003(e)	9.75	(0.07)	4.36	4.29	–	(0.06)	(0.06)	–	13.98	44.0%		3,046,100	1.49%	1.94%	(0.70)%	42%
2002(e)	11.67	(0.08)	(1.83)	(1.91)	–	(0.02)	(0.02)	0.01	9.75	(16.3)%		1,787,172	1.49%	1.97%	(0.74)%	29%
2001(e)	9.35	(0.06)	2.39	2.33	–	(0.02)	(0.02)	0.01	11.67	25.1%		1,024,693	1.49%	2.02%	(0.54)%	31%
2000	8.16	–	1.93	1.93	–	(0.74)	(0.74)	–	9.35	24.0%		130,855	1.49%	2.08%	0.04%	56%

(a)	The Class commenced operations on June 2, 2003.
(b)	The Class commenced operations on September 17, 2002.
(c)	The Class commenced operations on September 3, 2002.
(d)	The Class commenced operations on May 19, 2005.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2005 (unaudited).
THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 71

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

													Ratio of Expenses		Ratio of Net
	Net	Net	Net Realized		Distributions	Distributions							to Average Net Assets		Investment
	Asset Value,	Investment	and Unrealized	Total from	from Net	from Net		Shareholder	Net Asset			Net Assets,	Net of	Prior	Income (Loss)	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized Gain	Total	Redemption	Value, End	Total		End of Period	Fee	to Fee	to Average	Turnover
	of Period	(Loss)	Investments	Operations	Income	on Investments	Distributions	Fees	of Period	Return		(in thousands)	Waivers	Waivers	Net Assets	Rate

ROYCE TOTAL RETURN FUND – INVESTMENT CLASS

†2005(e)	$12.26	$0.06	$0.12	$0.18	$(0.05)	$–	$(0.05)	$–	$12.39	1.5	%**	$3,967,100	1.14%*	1.14%*	0.96%*	11%
2004(e)	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.5%		3,738,851	1.15%	1.15%	1.08%	22%
2003(e)	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	–	10.69	30.0%		2,289,013	1.18%	1.18%	1.27%	20%
2002(e)	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	–	8.37	(1.6)%		986,455	1.20%	1.20%	1.01%	22%
2001	7.77	0.09	1.05	1.14	(0.11)	(0.21)	(0.32)	–	8.59	14.8%		509,250	1.24%	1.24%	1.14%	24%
2000	7.15	0.16	1.18	1.34	(0.15)	(0.57)	(0.72)	–	7.77	19.4%		281,562	1.25%	1.28%	2.08%	24%
ROYCE TOTAL RETURN FUND – CONSULTANT CLASS(a)

†2005(e)	$12.24	$(0.00)	$0.13	$0.13	$–	$–	$–	$–	$12.37	1.1	%**	$556,460	2.11%*	2.11%*	(0.01)%*	11%
2004(e)	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.4%		501,635	2.13%	2.13%	0.10%	22%
2003(e)	8.37	0.02	2.37	2.39	–	(0.08)	(0.08)	–	10.68	28.6%		309,136	2.19%	2.19%	0.26%	20%
2002(e)	8.64	–	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	–	8.37	(2.7)%		120,737	2.20%	2.25%	0.15%	22%
2001	8.05	–	0.80	0.80	–	(0.21)	(0.21)	–	8.64	10.0	%**	3,429	2.20%*	3.38%*	(0.60)%*	24%
ROYCE TOTAL RETURN FUND – INSTITUTIONAL CLASS(b)

†2005(e)	$12.30	$0.07	$0.12	$0.19	$(0.06)	$–	$(0.06)	$–	$12.43	1.6	%**	$146,498	1.01%*	1.01%*	1.10%*	11%
2004(e)	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.8%		124,286	1.04%	1.04%	1.20%	22%
2003(e)	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	–	10.71	38.2	%**	67,912	1.04%*	1.07%*	1.54%*	20%
ROYCE TOTAL RETURN FUND – FINANCIAL INTERMEDIARY CLASS(c)

†2005(e)	$12.12	$0.05	$0.13	$0.18	$(0.04)	$–	$(0.04)	$–	$12.26	1.5	%**	$297,207	1.29%*	1.37%*	0.81%*	11%
2004(e)	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.4%		261,212	1.29%	1.38%	0.95%	22%
2003(e)	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	–	10.57	29.7%		131,813	1.28%	1.45%	1.28%	20%
2002(e)	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	–	8.28	(2.7	)%**	12,302	1.28%*	1.54%*	0.97%*	22%
ROYCE TOTAL RETURN FUND – W CLASS(d)

†2005(e)	$11.97	$0.02	$0.44	$0.46	$(0.02)	$–	$(0.02)	$–	$12.41	3.9	%**	$102,214	1.01%*	1.01%*	1.30%*	11%
ROYCE TRUSTSHARES FUND – INVESTMENT CLASS

†2005(e)	$13.00	$(0.03)	$(0.62)	$(0.65)	$–	$–	$–	$–	$12.35	(5.0	)%**	$50,905	1.46%*	1.61%*	(0.55)%*	57%
2004(e)	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.4%		52,891	1.49%	1.55%	(0.95)%	86%
2003(e)	9.03	(0.08)	3.51	3.43	–	(0.27)	(0.27)	–	12.19	38.1%		34,143	1.49%	1.63%	(0.81)%	25%
2002(e)	11.47	(0.09)	(2.07)	(2.16)	–	(0.28)	(0.28)	–	9.03	(18.9)%		23,312	1.49%	1.63%	(0.85)%	66%
2001	9.99	(0.08)	2.12	2.04	–	(0.56)	(0.56)	–	11.47	20.5%		26,145	1.49%	1.64%	(0.81)%	53%
2000	10.10	(0.05)	1.19	1.14	–	(1.25)	(1.25)	–	9.99	11.7%		19,452	1.49%	1.78%	(0.59)%	90%

(a)	The Class commenced operations on October 16, 2001.
(b)	The Class commenced operations on March 4, 2003.
(c)	The Class commenced operations on January 3, 2002.
(d)	The Class commenced operations on May 19, 2005.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2005 (unaudited).
72 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets				Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers		Prior to Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE TRUSTSHARES FUND – CONSULTANT CLASS (a)

† 2005 (d)	$12.03	$(0.09)	$(0.57)	$(0.66)	$–	$–	$–	$–	$11.37	(5.5	)% **	$2,001	2.49	% *	4.16	% *	(1.58	)% *	57%
2004 (d)	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.1%		1,885	2.49%		5.21%		(1.94)%		86%
2003 (d)	8.62	(0.18)	3.33	3.15	–	(0.27)	(0.27)	–	11.50	36.7%		762	2.49%		8.20%		(1.81)%		25%
2002 (d)	11.08	(0.13)	(2.05)	(2.18)	–	(0.28)	(0.28)	–	8.62	(19.8)%		342	2.49%		10.36%		(1.97)%		66%
2001	10.83	–	0.25	0.25	–	–	–	–	11.08	2.3	% **	163	2.49	% *	50.08	% *	(1.92	)% *	53%
ROYCE OPPORTUNITY FUND – INVESTMENT CLASS

† 2005 (d)	$13.31	$(0.03)	$(0.41)	$(0.44)	$–	$–	$–	$–	$12.87	(3.3	)% **	$1,501,514	1.15	% *	1.15	% *	(0.45	)% *	22%
2004 (d)	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.5%		1,677,215	1.14%		1.14%		(0.55)%		47%
2003 (d)	7.37	(0.06)	5.41	5.35	–	(0.58)	(0.58)	–	12.14	72.9%		1,311,815	1.15%		1.15%		(0.65)%		55%
2002 (d)	9.01	(0.04)	(1.50)	(1.54)	–	(0.11)	(0.11)	0.01	7.37	(17.0)%		635,296	1.17%		1.17%		(0.49)%		46%
2001	7.78	(0.01)	1.35	1.34	–	(0.11)	(0.11)	–	9.01	17.3%		577,103	1.19%		1.19%		(0.19)%		44%
2000	7.19	–	1.40	1.40	–	(0.81)	(0.81)	–	7.78	19.9%		298,561	1.24%		1.24%		0.00%		56%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (b)

† 2005 (d)	$13.34	$(0.02)	$(0.41)	$(0.43)	$–	$–	$–	$–	$12.91	(3.2	)% **	$171,393	1.04	% *	1.05	% *	(0.33	)% *	22%
2004 (d)	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.6%		193,136	1.04%		1.06%		(0.44)%		47%
2003 (d)	7.38	(0.05)	5.41	5.36	–	(0.58)	(0.58)	–	12.16	72.9%		85,813	1.04%		1.08%		(0.54)%		55%
2002 (d)	9.01	(0.03)	(1.49)	(1.52)	–	(0.11)	(0.11)	–	7.38	(16.9)%		31,897	1.04%		1.14%		(0.32)%		46%
2001	8.71	–	0.30	0.30	–	–	–	–	9.01	3.4	% **	5,173	1.04	% *	1.92	% *	(0.11	)% *	44%
ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS (c)

† 2005 (d)	$13.17	$(0.04)	$(0.40)	$(0.44)	$–	$–	$–	$–	$12.73	(3.3)	% **	$192,182	1.29	% *	1.41	% *	(0.58	)% *	22%
2004 (d)	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.2%		230,068	1.29%		1.43%		(0.70)%		47%
2003 (d)	7.33	(0.08)	5.38	5.30	–	(0.58)	(0.58)	–	12.05	72.6%		90,243	1.29%		1.45%		(0.79)%		55%
2002 (d)	8.98	(0.06)	(1.48)	(1.54)	–	(0.11)	(0.11)	–	7.33	(17.2)%		19,979	1.29%		1.50%		(0.60)%		46%
2001	7.78	(0.04)	1.35	1.31	–	(0.11)	(0.11)	–	8.98	16.9%		13,399	1.42%		1.57%		(0.52)%		44%
2000	8.12	(0.01)	0.47	0.46	–	(0.80)	(0.80)	–	7.78	6.0	% **	1,100	1.49	% *	2.24	% *	(0.30	)% *	56%

(a)	The Class commenced operations on December 7, 2001.
(b)	The Class commenced operations on December 12, 2001.
(c)	The Class commenced operations on May 23, 2000.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2005 (unaudited).
THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 73

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets				Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers		Prior to Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS

† 2005 (e)	$19.61	$0.05	$(0.50)	$(0.45)	$–	$–	$–	$–	$19.16	(2.3	)% **	$713,444	1.15	% *	1.15	% *	0.50	% *	14%
2004 (e)	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.9%		856,537	1.15%		1.15%		1.02%		17%
2003 (e)	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.6%		721,334	1.19%		1.19%		0.35%		22%
2002 (e)	12.37	0.02	1.73	1.75	(0.03)	–	(0.03)	0.15	14.24	15.3%		397,755	1.20%		1.20%		0.27%		41%
2001	9.55	0.11	2.71	2.82	(0.11)	–	(0.11)	0.11	12.37	30.8%		6,072	1.49%		1.76%		0.87%		124%
2000	8.31	0.12	1.23	1.35	(0.11)	–	(0.11)	–	9.55	16.3%		3,211	1.49%		2.26%		1.38%		61%
ROYCE SPECIAL EQUITY FUND – CONSULTANT CLASS (a)

† 2005 (e)	$19.47	$(0.06)	$(0.50)	$(0.56)	$–	$–	$–	$–	$18.91	(2.9	)% **	$19,156	2.25	% *	2.25	% *	(0.61	)% *	14%
2004 (e)	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.7%		20,277	2.28%		2.28%		(0.09)%		17%
2003 (e)	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	–	17.89	19.9	% **	9,944	2.20	% *	3.21	% *	(0.81	)% *	22%
ROYCE SPECIAL EQUITY FUND – INSTITUTIONAL CLASS (b)

† 2005 (e)	$19.58	$0.06	$(0.50)	$(0.44)	$–	$–	$–	$–	$19.14	(2.3	)% **	$163,222	1.06	% *	1.06	% *	0.59	% *	14%
2004 (e)	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	14.0%		162,819	1.07%		1.07%		1.07%		17%
2003 (e)	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	–	17.95	15.1	% **	13,439	1.10	% *	1.36	% *	0.24	% *	22%
ROYCE SPECIAL EQUITY FUND – FINANCIAL INTERMEDIARY CLASS (c)

† 2005 (e)	$19.56	$0.03	$(0.50)	$(0.47)	$–	$–	$–	$–	$19.09	(2.4	)% **	$13,240	1.35	% *	1.47	% *	0.29	% *	14%
2004 (e)	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.7%		12,743	1.35%		1.55%		0.74%		17%
2003 (e)	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	–	17.95	10.9	% **	5,387	1.35	% *	1.79	% *	(0.04	)% *	22%
ROYCE SELECT FUND

† 2005 (e)	$208.67	$1.48	$(7.34)	$(5.86)	$–	$–	$–	$0.03	$202.84	(2.8	)% **	$23,236	0.00	% **	0.00	% **	0.74	% **	45%
2004 (e)	198.08	(3.23)	40.81	37.58	–	(27.12)	(27.12)	0.13	208.67	19.1%		24,917	2.45%		2.45%		(1.54)%		53%
2003 (e)	146.01	(3.06)	73.86	70.80	–	(18.79)	(18.79)	0.06	198.08	48.7%		21,640	2.69%		2.69%		(1.74)%		30%
2002 (e)	176.97	(0.97)	(27.11)	(28.08)	–	(3.06)	(3.06)	0.18	146.01	(15.8)%		16,183	1.01%		1.01%		(0.60)%		90%
2001	147.35	(3.13)	38.97	35.84	–	(6.26)	(6.26)	0.04	176.97	24.5%		18,507	2.72%		2.72%		(2.13)%		54%
2000	141.04	(2.24)	22.38	20.14	–	(13.83)	(13.83)	–	147.35	15.0%		13,068	2.48%		2.48%		(1.71)%		114%
ROYCE VALUE FUND (d)

† 2005 (e)	$8.39	$(0.02)	$0.18	$0.16	$–	$–	$–	$0.01	$8.56	2.0	% **	$61,531	1.35	% *	1.60	% *	(0.52	)% *	19%
2004 (e)	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.9%		38,713	1.49%		2.15%		(0.77)%		83%
2003 (e)	4.35	(0.04)	2.40	2.36	–	(0.15)	(0.15)	–	6.56	54.3%		4,034	1.49%		3.46%		(0.73)%		181%
2002 (e)	5.89	(0.06)	(1.32)	(1.38)	–	(0.16)	(0.16)	–	4.35	(23.5)%		1,319	1.49%		3.08%		(1.26)%		89%
2001	5.00	(0.03)	0.99	0.96	–	(0.07)	(0.07)	–	5.89	19.2	% **	1,491	1.49	% *	4.18	% *	(1.39	)% *	74%

(a)	The Class commenced operations on June 2, 2003.
(b)	The Class commenced operations on July 25, 2003.
(c)	The Class commenced operations on October 2, 2003.
(d)	The Fund commenced operations on July 14, 2001.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2005 (unaudited).

74 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net	Net	Net Realized		Distributions	Distributions							Ratio of Expenses to Average Net Assets				Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers		Prior to Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE VALUE PLUS FUND (a)

† 2005 (g)	$10.94	$(0.01)	$(0.59)	$(0.60)	$–	$–	$–	$0.01	$10.35	(5.4	)% **	$210,147	1.18	% *	1.43	% *	(0.55	)% *	39%
2004 (g)	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.2%		211,981	1.30%		1.55%		(0.84)%		56%
2003 (g)	4.97	(0.05)	4.01	3.96	–	(0.36)	(0.36)	–	8.57	79.9%		20,405	1.49%		2.01%		(0.91)%		161%
2002 (g)	5.97	(0.07)	(0.81)	(0.88)	–	(0.12)	(0.12)	–	4.97	(14.7)%		3,934	1.49%		2.10%		(1.29)%		110%
2001	5.00	(0.03)	1.10	1.07	–	(0.10)	(0.10)	–	5.97	21.5	% **	2,217	1.49	% *	3.71	% *	(1.46	)% *	62%
ROYCE TECHNOLOGY VALUE FUND (b)

† 2005 (g)	$6.73	$(0.05)	$(0.52)	$(0.57)	$–	$–	$–	$–	$6.16	(8.5	)% **	$29,489	1.99	% *	2.15	% *	(1.74	)% *	42%
2004 (g)	8.25	(0.15)	(0.69)	(0.84)	–	(0.72)	(0.72)	0.04	6.73	(9.6)%		37,602	1.99%		2.13%		(1.94)%		107%
2003 (g)	4.33	(0.11)	4.01	3.90	–	(0.01)	(0.01)	0.03	8.25	90.7%		102,408	1.99%		2.11%		(1.51)%		64%
2002 (g)	5.00	(0.17)	(0.50)	(0.67)	–	–	–	–	4.33	(13.4)%		4,786	1.99%		2.73%		(1.74)%		45%
ROYCE 100 FUND (c)

† 2005 (g)	$6.85	$(0.02)	$0.04	$0.02	$–	$–	$–	$–	$6.87	0.3	% **	$11,208	1.49	% *	2.17	% *	(0.50	)% *	31%
2004 (g)	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.2%		8,748	1.49%		2.84%		(0.34)%		97%
2003 (g)	5.00	(0.01)	0.54	0.53	–	(0.00)	(0.00)	–	5.53	10.7	% **	2,502	1.49	% *	3.68	% *	(0.39	)% *	8%
ROYCE DISCOVERY FUND (d)

† 2005 (g)	$6.39	$(0.01)	$(0.08)	$(0.09)	$–	$–	$–	$–	$6.30	(1.4	)% **	$3,199	1.49	% *	3.81	% *	(0.54	)% *	57%
2004 (g)	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.4%		3,217	1.49%		4.12%		(0.91)%		111%
2003 (g)	5.00	(0.01)	0.71	0.70	–	–	–	–	5.70	14.0	% **	1,359	1.49	% *	8.69	% *	(1.05	)% *	1%
ROYCE FINANCIAL SERVICES FUND (e)

† 2005 (g)	$5.66	$0.03	$(0.10)	$(0.07)	$–	$–	$–	$–	$5.59	(1.2	)% **	$1,483	1.49	% *	3.89	% *	0.95	% *	2%
2004 (g)	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.1%		1,418	1.49%		4.70%		(0.16)%		22%
ROYCE DIVIDEND VALUE FUND (f)

† 2005 (g)	$5.65	$0.03	$(0.10)	$(0.07)	$(0.02)	$–	$(0.02)	$–	$5.56	(1.2	)% **	$3,059	1.49	% *	3.17	% *	1.28	% *	2%
2004 (g)	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.0	% **	1,650	1.49	% *	5.60	% *	(0.17	)% *	8%

(a)	The Fund commenced operations on June 14, 2001.
(b)	The Fund commenced operations on December 31, 2001.
(c)	The Fund commenced operations on June 30, 2003.
(d)	The Fund commenced operations on October 3, 2003.
(e)	The Fund commenced operations on December 31, 2003.
(f)	The Fund commenced operations on May 3, 2004.
(g)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2005 (unaudited).
THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 75

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Summary of Significant Accounting Policies:
      Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Select Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (the “Fund” or “Funds”), are the sixteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
      Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets. The W Classes of Royce Premier Fund and Royce Total Return Fund commenced operations on May 19, 2005, with an initial transfer from each Fund’s Investment Class. This transfer is included on the Statement of Changes in Net Assets as “value of shares sold” for the W Class and “value of shares redeemed” for the Investment Class [$220,153,624 (15,320,364 shares) for Royce Premier Fund and $86,905,027 (7,260,236 shares) for Royce Total Return Fund].
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions
and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.
Expenses:
      The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.
Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
      Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

 Repurchase Agreements:
      The Funds entered into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

 Securities Lending:
      The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

76 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

Capital Share Transactions (In Shares):
	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 6/30/05 (unaudited)	Period ended 12/31/04	Period ended 6/30/05 (unaudited)	Period ended 12/31/04	Period ended 6/30/05 (unaudited)	Period ended 12/31/04	Period ended 6/30/05 (unaudited)	Period ended 12/31/04

Pennsylvania Mutual Fund

Investment Class	32,063,911	41,945,832	–	4,788,099	(11,655,014)	(18,729,869)	20,408,897	28,004,062
Consultant Class	10,515,464	23,976,793	–	3,868,233	(6,797,112)	(6,695,939)	3,718,352	21,149,087
Royce Micro-Cap Fund

Investment Class	3,550,668	5,123,700	–	2,614,412	(4,915,288)	(6,536,395)	(1,364,620)	1,201,717
Consultant Class	897,336	1,875,139	–	1,053,615	(1,433,916)	(1,584,830)	(536,580)	1,343,924
Institutional Class	922	–	–	34,285	(922)	(334,896)	–	(300,611)
Financial Intermediary Class	7,373	64,739	–	6,676	(13,434)	(11,464)	(6,061)	59,951
Royce Premier Fund

Investment Class	30,232,445	82,256,221	–	8,337,329	(42,141,921)	(26,593,593)	(11,909,476)	63,999,957
Consultant Class	804,680	1,456,219	–	77,434	(190,257)	(144,807)	614,423	1,388,846
Institutional Class	6,128,178	5,441,712	–	202,115	(1,411,173)	(611,392)	4,717,005	5,032,435
Financial Intermediary Class	2,736,116	3,483,886	–	214,339	(999,096)	(1,577,299)	1,737,020	2,120,926
W Class	16,379,608		–		(127,041)		16,252,567
Royce Low-Priced Stock Fund

Investment Class	23,555,310	148,028,874	–	10,401,741	(65,132,074)	(65,129,367)	(41,576,764)	93,301,248
Royce Total Return Fund

Investment Class	59,022,696	130,787,570	1,161,203	6,352,446	(45,124,774)	(46,307,783)	15,059,125	90,832,233
Consultant Class	6,643,700	14,762,571	–	590,584	(2,630,139)	(3,319,331)	4,013,561	12,033,824
Institutional Class	2,978,254	4,423,915	48,254	202,668	(1,348,659)	(857,294)	1,677,849	3,769,289
Financial Intermediary Class	5,190,343	12,313,693	71,057	446,658	(2,561,371)	(3,679,636)	2,700,029	9,080,715
W Class	8,277,748		12,763		(53,229)		8,237,282
Royce TrustShares Fund

Investment Class	86,087	913,039	–	380,480	(34,182)	(24,531)	51,905	1,268,988
Consultant Class	23,895	74,895	–	16,058	(4,647)	(527)	19,248	90,426
Consultant B Class		–		88,139		(739,446)		(651,307)
Royce Opportunity Fund

Investment Class	11,700,779	41,398,474	–	7,685,313	(21,085,046)	(31,087,553)	(9,384,267)	17,996,234
Institutional Class	2,277,198	8,205,414	–	776,430	(3,479,678)	(1,559,650)	(1,202,480)	7,422,194
Financial Intermediary Class	2,722,742	11,209,418	–	1,162,518	(5,094,113)	(2,391,266)	(2,371,371)	9,980,670
Royce Special Equity Fund

Investment Class	2,108,789	13,620,772	–	1,679,596	(8,547,693)	(11,770,898)	(6,438,904)	3,529,470
Consultant Class	58,646	516,241	–	34,241	(87,459)	(64,676)	(28,813)	485,806
Institutional Class	1,195,188	7,756,436	–	262,461	(982,150)	(451,861)	213,038	7,567,036
Financial Intermediary Class	91,181	578,707	–	26,847	(49,092)	(254,204)	42,089	351,350
Royce Select Fund

Investment Class	2,730	16,370	–	13,007	(7,587)	(19,214)	(4,857)	10,163
Royce Value Fund

Investment Class	3,569,080	4,348,867	–	82,926	(994,871)	(432,114)	2,574,209	3,999,679
Royce Value Plus Fund

Investment Class	10,187,258	20,092,191	–	62,295	(9,260,940)	(3,165,770)	926,318	16,988,716
Royce Technology Value Fund

Investment Class	778,766	2,927,413	–	584,738	(1,572,218)	(10,348,141)	(793,452)	(6,835,990)
Royce 100 Fund

Investment Class	461,723	842,511	–	29,278	(106,643)	(47,153)	355,080	824,636
Royce Discovery Fund

Investment Class	101,940	365,196	–	5,088	(97,196)	(105,707)	4,744	264,577
Royce Financial Services Fund

Investment Class	23,649	247,030	–	3,710	(8,643)	(402)	15,006	250,338
Royce Dividend Value Fund

Investment Class	272,427	296,036	1,978	–	(16,497)	(4,135)	257,908	291,901
THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 77

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment Advisor and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2005.

			Committed net annual
			operating expense ratio					Six months
	Annual contractual							ended June 30, 2005
	advisory fee as a					Financial
	percentage of		Investment	Consultant	Institutional	Intermediary	W	Net advisory	Advisory
	average net assets [b]		Class	Class	Class	Class	Class	fees	fees waived

Pennsylvania Mutual Fund	0.76	% [a]	N/A	N/A	N/A	N/A	N/A	$7,908,538	$–
Royce Micro-Cap Fund	1.30%		N/A	2.99%	1.35%	1.49%	N/A	3,972,368	–
Royce Premier Fund	0.98%		N/A	2.99%	1.04%	1.29%	1.08%	15,623,591	–
Royce Low-Priced Stock Fund	1.12%		1.49%	N/A	N/A	N/A	N/A	23,535,188	166,856
Royce Total Return Fund	0.96%		N/A	N/A	N/A	1.29%	1.08%	22,780,007	–
Royce TrustShares Fund	1.00%		1.49%	2.49%	N/A	N/A	N/A	258,743	–
Royce Opportunity Fund	1.00%		N/A	N/A	1.04%	1.29%	N/A	9,607,449	–
Royce Special Equity Fund	1.00%		N/A	2.99%	N/A	1.35%	N/A	4,788,629	–
Royce Value Fund	1.00%		1.49%	N/A	N/A	N/A	N/A	250,696	–
Royce Value Plus Fund	1.00%		1.49%	N/A	N/A	N/A	N/A	1,113,644	–
Royce Technology Value Fund	1.50%		1.99%	N/A	N/A	N/A	N/A	217,361	6,913
Royce 100 Fund	1.00%		1.49%	N/A	N/A	N/A	N/A	28,625	21,940
Royce Discovery Fund	1.00%		1.49%	N/A	N/A	N/A	N/A	–	15,676
Royce Financial Services Fund	1.00%		1.49%	N/A	N/A	N/A	N/A	–	7,156
Royce Dividend Value Fund	1.00%		1.49%	N/A	N/A	N/A	N/A	–	10,156

[a]
Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[b]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.50% for Royce Technology Value Fund), the annual rates of management fees payable by each of the Funds, other than Pennsylvania Mutual Fund and Royce Select Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion:

•	More than $2 billion to $4 billion	.05% per annum
•	More than $4 billion to $6 billion	.10% per annum
•	Over $6 billion	.15% per annum

      Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the six months ended June 30, 2005, the Fund accrued no performance fees.

 Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Six months ended June 30, 2005
	Annual contractual
	distribution fee as a percentage	Net	Distribution
	of average net assets	distribution fees	fees waived

Pennsylvania Mutual Fund – Consultant Class	1.00%	$3,746,201	$50,168
Royce Micro-Cap Fund – Consultant Class	1.00%	794,194	–
Royce Micro-Cap Fund – Financial Intermediary Class	0.25%	1,321	–
Royce Premier Fund – Consultant Class	1.00%	155,107	–
Royce Premier Fund – Financial Intermediary Class	0.25%	101,981	–
Royce Low-Priced Stock Fund – Investment Class	0.25%	4,158,571	1,131,490
Royce Total Return Fund – Consultant Class	1.00%	2,586,467	–
Royce Total Return Fund – Financial Intermediary Class	0.25%	341,060	–
Royce TrustShares Fund – Investment Class	0.25%	24,905	37,358
Royce TrustShares Fund – Consultant Class	1.00%	9,690	–
Royce Opportunity Fund – Financial Intermediary Class	0.25%	269,050	–
Royce Special Equity Fund – Consultant Class	1.00%	96,666	–
Royce Special Equity Fund – Financial Intermediary Class	0.25%	16,069	–
Royce Value Fund – Investment Class	0.25%	–	62,674
Royce Value Plus Fund – Investment Class	0.25%	–	278,411
Royce Technology Value Fund – Investment Class	0.25%	20,932	16,447
Royce 100 Fund – Investment Class	0.25%	–	12,641
Royce Discovery Fund – Investment Class	0.25%	–	3,919
Royce Financial Services Fund – Investment Class	0.25%	–	1,789
Royce Dividend Value Fund – Investment Class	0.25%	–	2,539

78 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

Purchases and Sales of Investment Securities:
      For the six months ended June 30, 2005, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$356,910,198	$217,062,249	Royce Select Fund	$9,849,536	$12,260,906
Royce Micro-Cap Fund	86,687,253	130,396,051	Royce Value Fund	28,936,488	8,179,623
Royce Premier Fund	519,979,356	325,869,748	Royce Value Plus Fund	103,657,592	77,337,420
Royce Low-Priced Stock Fund	417,256,328	791,966,383	Royce Technology Value Fund	11,978,710	20,157,802
Royce Total Return Fund	963,069,643	474,158,408	Royce 100 Fund	5,504,964	2,800,304
Royce TrustShares Fund	34,909,233	27,157,973	Royce Discovery Fund	1,643,894	1,806,713
Royce Opportunity Fund	404,380,962	554,285,822	Royce Financial Services Fund	196,520	31,000
Royce Special Equity Fund	123,036,312	165,415,285	Royce Dividend Value Fund	1,405,893	26,979

Tax Information:
At June 30, 2005, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Pennsylvania Mutual Fund	$1,777,409,019	$564,457,955	$602,405,444	$37,947,489
Royce Micro-Cap Fund	515,959,168	92,688,122	130,293,605	37,605,483
Royce Premier Fund	2,617,807,806	731,933,519	769,050,766	37,117,247
Royce Low-Priced Stock Fund	3,551,551,566	487,728,521	759,279,794	271,551,273
Royce Total Return Fund	4,129,605,555	935,248,929	1,024,850,761	89,601,832
Royce TrustShares Fund	47,602,014	4,530,303	6,833,855	2,303,552
Royce Opportunity Fund	1,818,590,885	240,204,654	372,009,284	131,804,630
Royce Special Equity Fund	754,635,863	158,858,281	172,871,316	14,013,035
Royce Select Fund	19,115,906	3,763,208	4,184,666	421,458
Royce Value Fund	57,890,412	4,773,736	6,762,640	1,988,904
Royce Value Plus Fund	200,400,100	8,639,127	21,697,995	13,058,868
Royce Technology Value Fund	30,447,328	(1,925,607)	3,026,621	4,952,228
Royce 100 Fund	10,185,972	913,639	1,249,393	335,754
Royce Discovery Fund	3,072,095	138,144	217,380	79,236
Royce Financial Services Fund	1,373,431	110,824	153,587	42,763
Royce Dividend Value Fund	3,295,498	143,111	198,289	55,178

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the six months ended June 30, 2005.

Affiliated Company	Shares 12/31/04	Market Value 12/31/04	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 6/30/05	Market Value 6/30/05

Pennsylvania Mutual Fund
CNS *	839,877	$10,540,456	$14,426	$3,805,379	$4,162,244	$92,446
Cutter & Buck	436,000	6,352,520	2,829,676	–	–	37,898	634,100	$8,179,890
Hi-Tech Pharmacal *	435,100	8,023,244	543,831	1,457,835	631,924	–
InterVideo	996,800	13,187,664	–	2,560,994	1,268,334	–	758,500	10,907,230
Neoware Systems	1,259,823	11,727,692	49,260	3,645,009	1,228,671	–	847,523	8,678,636
Nu Horizons Electronics	1,218,134	9,720,709	887,721	–	–	–	1,344,234	8,603,098
Nutraceutical International	819,746	12,632,286	–	–	–	–	819,746	10,943,609
Pervasive Software	1,237,100	5,999,935	–	–	–	–	1,237,100	5,240,356
RemedyTemp Cl. A *	481,500	4,935,375	–	57,333	(7,422)	–
Rimage Corporation	570,996	9,170,196	–	–	–	–	570,996	12,122,245
SM&A	855,400	7,297,417	1,335,888	–	–	–	1,017,900	9,130,563
Strattec Security	202,740	12,695,579	–	–	–	–	202,740	11,041,220
U.S. Physical Therapy	910,600	14,041,452	731,392	–	–	–	957,975	18,373,961
Weyco Group	263,175	11,656,021	4,983,000	–	–	65,794	775,500	15,281,227
Zapata Corporation	126,200	7,559,380	–	–	–	–	1,009,600	6,158,560
		145,539,926			7,283,751	196,138		124,660,595

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 79

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)
Transactions in Affiliated Companies (Continued):

Affiliated Company	Shares 12/31/04	Market Value 12/31/04	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 6/30/05	Market Value 6/30/05

Royce Micro-Cap Fund
AirNet Systems *	517,700	$1,806,773	$–	$2,188,389	$17,362	$–
Dawson Geophysical *	325,700	7,116,545	899,150	–	–	–
InPlay Technologies	835,200	1,979,424	–	–	–	–	835,200	$1,336,320
Jaco Electronics	382,250	1,529,000	–	–	–	–	382,250	1,131,460
Key Technology	379,983	3,666,836	62,845	1,465,100	(197,600)	–	256,483	2,744,368
Peerless Manufacturing	156,400	2,267,800	–	–	–	–	156,400	2,267,800
		18,366,378			(180,238)	-		7,479,948
Royce Premier Fund
Cabot Microelectronics	1,263,800	50,615,190	14,035,869	–	–	–	1,731,300	50,190,387
EGL	1,724,200	51,536,338	19,581,608	–	–	–	2,693,600	54,733,952
Ensign Energy Services	4,119,900	85,918,287	–	–	–	459,642	4,119,900	99,433,107
Lincoln Electric Holdings	2,054,497	70,962,326	22,534,741	–	–	990,395	2,769,597	91,812,141
Nu Skin Enterprises Cl. A	3,411,500	86,583,870	10,882,788	954,516	4,104	678,420	3,856,500	89,856,450
Ritchie Bros. Auctioneers	1,776,200	58,721,172	–	–	–	332,149	1,776,200	68,472,510
Schnitzer Steel Industries Cl. A	1,388,600	47,115,198	5,309,673	–	–	51,938	1,552,600	36,796,620
Simpson Manufacturing	2,408,400	84,053,160	10,346,020	–	–	243,590	2,763,400	84,421,870
Trican Well Service	1,338,000	73,956,446	17,225,557	6,213,251	1,492,380	–	4,635,400	113,955,475
Viasys Healthcare	1,981,900	37,656,100	–	–	–	–	1,981,900	44,771,121
Winnebago Industries	1,914,500	74,780,370	11,056,130	–	–	303,730	2,244,500	73,507,375
Woodward Governor Company	640,604	45,873,652	–	–	–	320,302	640,604	53,829,954
		767,772,109			1,496,484	3,380,166		861,780,962
Royce Low-Priced Stock Fund
Arctic Cat	1,525,860	40,465,807	–	2,509,888	1,044,240	204,695	1,398,360	28,708,331
Bioveris Corporation	1,270,200	9,285,162	2,589,009	–	–	–	1,834,100	8,015,017
Bruker BioSciences	5,562,700	22,417,681	1,636,725	–	–	–	6,009,800	23,979,102
Cache	997,300	17,971,346	837,663	–	–	–	1,067,800	17,746,836
Callaway Golf *	4,144,200	55,946,700	–	12,685,252	(3,581,163)	517,202
CEVA	1,306,800	11,901,028	–	–	–	–	1,306,800	7,657,848
Cell Genesys	2,736,600	22,166,460	1,488,736	–	–	–	3,016,600	16,138,810
CoolBrands International	3,681,600	27,908,064	–	5,857,845	(4,619,212)	–	3,331,600	11,203,226
CryptoLogic *	846,000	21,107,700	–	9,178,420	16,838,777	24,867
Discovery Partners International	1,885,200	8,954,700	–	–	–	–	1,885,200	5,391,672
ESS Technology	2,158,900	15,349,779	528,687	–	–	–	2,258,900	9,509,969
eFunds Corporation	3,718,800	89,288,388	449,650	3,922,950	902,013	–	3,524,700	63,409,353
Exar Corporation	2,956,850	41,957,702	1,998,694	–	–	–	3,106,850	46,260,996
Forrester Research	1,161,100	20,830,134	1,093,221	–	–	–	1,238,600	22,084,238
Gammon Lake Resources *	2,665,200	14,232,168	1,757,310	–	–	–
Harris Steel Group	77,000	1,289,627	25,697,601	–	–	178,440	1,584,000	26,632,713
Hecla Mining Company	11,741,500	68,452,945	–	–	–	–	11,741,500	53,541,240
Input/Output	6,652,900	58,811,636	–	–	–	–	6,652,900	41,780,212
Insituform Technologies Cl. A	2,544,900	57,692,883	1,465,699	–	–	–	2,644,900	42,397,747
Integral Systems	595,300	11,578,585	83,552	–	–	47,952	599,500	13,566,685
iPass	2,234,000	16,531,600	5,805,376	–	–	–	3,190,600	19,335,036
KVH Industries	1,254,100	12,290,180	–	729,164	(155,780)	–	1,202,200	11,120,350
Keith Companies *	656,200	11,411,318	–	7,207,416	6,441,859	–
Lexicon Genetics	4,033,800	31,282,119	–	–	–	–	4,033,800	19,926,972
Metal Management	1,160,500	31,182,635	16,658,907	–	–	245,055	1,883,700	36,449,595
Minefinders Corporation	2,174,300	14,915,698	–	–	–	–	2,174,300	10,045,266
Multimedia Games	1,757,438	27,697,223	–	4,984,566	(2,116,953)	–	1,452,438	15,991,342
New Frontier Media	1,159,500	9,182,081	–	–	–	–	1,159,500	7,710,675
Northern Orion Resources	8,582,600	24,975,366	688,025	–	–	–	8,832,600	21,639,870
Nu Skin Enterprises Cl. A *	3,523,900	89,436,582	–	4,116,197	1,113,437	625,302
Omega Protein	1,525,600	13,120,160	1,033,131	–	–	–	1,672,500	10,570,200
PC-Tel	1,358,600	10,773,698	–	–	–	–	1,358,600	10,637,838
PDI	–	–	15,885,605	–	–	–	844,000	10,406,520
Palm Harbor Homes	1,363,300	23,012,504	2,379,177	1,037,185	(129,774)	–	1,463,300	27,553,939
Pason Systems	1,055,900	32,473,028	–	1,444,823	608,221	214,375	1,996,400	34,707,248
Perrigo Company *	4,126,800	71,269,836	2,097,977	360,546	(20,810)	328,624
Possis Medical	466,200	6,284,376	6,678,378	681,263	(154,635)	–	984,000	9,967,920
REMEC *	3,255,927	23,475,234	–	18,012,893	462,738	–
Select Comfort	2,563,400	45,987,396	–	13,488,482	2,988,972	–	1,843,400	39,504,062
Semitool	1,771,233	16,437,042	–	–	–	–	1,771,233	16,897,563

80 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

Transactions in Affiliated Companies (Continued):

Affiliated Company	Shares 12/31/04	Market Value 12/31/04	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 6/30/05	Market Value 6/30/05

Royce Low-Priced Stock Fund (continued)
Silver Standard Resources	3,251,700	$39,306,550	$1,185,935	$–	$–	$–	3,351,700	$39,181,373
Stride Rite *	2,363,100	26,395,827	–	10,268,677	2,568,919	201,455
Tesco Corporation	2,225,600	24,259,040	24,990	–	–	–	2,227,700	24,371,038
Thoratec Corporation *	3,811,200	39,712,704	–	20,219,640	(280,673)	–
Topps Company (The)	3,147,800	30,691,050	–	6,239,314	(1,028,968)	244,221	2,604,616	26,124,298
Total Energy Services Trust	2,155,700	12,237,911	–	–	–	176,999	2,155,700	17,805,815
Transaction Systems
Architects Cl. A	2,561,000	50,835,850	–	–	–	–	2,561,000	63,077,430
VIVUS	2,845,000	12,660,250	2,788,711	–	–	–	3,638,300	13,407,136
		1,365,445,753			20,881,208	3,009,187		924,455,481
Royce Total Return Fund
Abigail Adams National Bancorp	199,100	3,844,621	727,568	–	–	49,775	244,400	3,971,500
Chase Corporation	164,800	2,620,320	1,528,789	–	–	–	273,800	3,833,200
Delta Apparel	204,400	4,956,700	4,764,185	–	–	43,402	763,460	9,871,538
Deswell Industries	476,700	11,783,547	668,996	291,340	3,391	247,620	740,043	11,529,796
EnergySouth	251,367	7,048,331	6,125,932	209,622	327	165,719	465,628	12,902,552
Fauquier Bankshares	172,900	4,365,725	1,017,649	–	–	62,793	213,300	5,545,800
Hardinge	482,700	6,516,450	–	–	–	28,962	482,700	6,781,935
Landauer	411,800	18,819,260	3,921,287	972,632	11,852	391,425	475,400	24,678,014
Lufkin Industries *	329,377	13,144,777	3,424,362	7,446,140	7,165,366	106,521
Mueller (Paul) Company	112,700	3,393,059	–	–	–	135,240	112,700	3,268,300
Preformed Line Products Company	307,900	8,922,942	1,584,299	301,242	16,324	130,759	345,894	14,112,475
Quixote Corporation	442,900	9,004,157	–	–	–	79,722	442,900	8,685,269
Sun Hydraulics *	347,650	5,551,971	1,064,841	890,363	1,665,480	44,181
		99,971,860			8,862,740	1,486,119		105,180,379
Royce Opportunity Fund
Ault	321,100	960,089	–	–	–	–	321,100	866,970
Bakers Footwear Group	253,200	2,544,660	579,460	–	–	–	308,800	3,381,360
Baldwin Technology Company Cl. A	745,300	2,235,900	77,380	–	–	–	773,000	2,396,300
Bell Industries	434,100	1,415,166	19,484	–	–	–	442,900	1,014,241
Computer Horizons	1,696,200	6,462,522	274,186	834,686	(313,935)	–	1,617,500	5,062,775
Computer Task Group	1,046,400	5,859,840	611,854	–	–	–	1,216,100	4,390,121
Evans & Sutherland Computer	540,125	3,764,671	252,445	–	–	–	587,325	2,965,991
Flow International *	831,000	2,484,690	1,295,414	–	–	–
Gerber Scientific	1,265,800	9,632,738	447,668	41,455	1,851	–	1,323,400	9,210,864
Hawk Corporation Cl. A	631,800	5,458,752	–	887,507	728,553	–	487,400	5,702,580
Hurco Companies	345,300	5,697,450	975,074	825,093	177,202	–	361,000	5,761,560
Interphase Corporation	370,800	3,122,136	150,781	–	–	–	393,800	2,461,250
Lamson & Sessions Company	621,500	5,655,650	932,566	–	–	–	717,500	8,480,850
MagneTek *	1,398,700	9,651,030	1,099,448	7,640,332	(4,881,781)	–
Rubio’s Restaurants	385,300	4,673,689	922,101	41,820	28,590	–	477,400	4,988,830
SCM Microsystems	680,920	3,322,890	988,556	–	–	–	934,620	2,579,551
Sigmatron International	124,500	1,686,975	1,039,595	–	–	–	210,400	2,236,552
TB Wood’s	272,800	1,707,728	–	–	–	–	272,800	1,527,680
TRC Companies	646,500	10,990,500	2,426,979	–	–	–	817,400	9,596,276
Tollgrade Communications	543,000	6,646,320	1,858,254	314,705	(103,558)	–	707,900	5,309,250
		93,973,396			(4,363,078)	–		77,933,001
Royce Special Equity Fund
CSS Industries	525,600	16,693,056	833,925	–	–	118,600	552,300	18,689,832
Chromcraft Revington	320,700	3,944,610	145,108	–	–	–	332,500	4,538,625
Flexsteel Industries	369,200	6,516,011	–	–	–	95,992	369,200	5,194,644
Frisch’s Restaurants	297,500	7,089,425	396,920	–	–	68,211	312,600	7,815,000
Hampshire Group	222,500	7,009,195	675,172	–	–	–	480,000	9,412,800
Hawkins	515,000	6,097,600	360,508	–	–	95,400	545,000	6,621,750
Lawson Products	431,100	21,740,373	3,297,566	–	–	194,364	505,000	19,604,100
Met-Pro Corporation	598,400	7,958,720	466,276	–	–	95,875	632,600	9,596,542
National Dentex	216,000	6,577,416	397,758	–	–	–	345,000	6,234,150
National Presto Industries	458,000	20,839,000	2,729,614	–	–	818,300	522,500	23,026,575
Superior Uniform Group	625,000	9,343,750	319,935	–	–	172,463	652,500	9,004,500
		113,809,156			–	1,659,205		119,738,518

*Not an Affiliated Company at June 30, 2005.

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 81

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2005 and held for the entire six-month period ended June 30, 2005. Consultant and Financial Intermediary Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2005 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/05	6/30/05	Period(1)	1/1/05	6/30/05	Period(1)	Ratio(2)

Investment Class

Pennsylvania Mutual Fund	$1,000.00	$1,025.60	$4.52	$1,000.00	$1,020.33	$4.51	0.90%
Royce Micro-Cap Fund	1,000.00	966.90	7.17	1,000.00	1,017.50	7.35	1.47%
Royce Premier Fund	1,000.00	998.00	5.65	1,000.00	1,019.14	5.71	1.14%
Royce Low-Priced Stock Fund	1,000.00	959.60	7.24	1,000.00	1,017.41	7.45	1.49%
Royce Total Return Fund	1,000.00	1,014.70	5.69	1,000.00	1,019.14	5.71	1.14%
Royce TrustShares Fund(3)	1,000.00	950.00	7.06	1,000.00	1,017.55	7.30	1.46%
Royce Opportunity Fund	1,000.00	966.90	5.61	1,000.00	1,019.09	5.76	1.15%
Royce Special Equity Fund	1,000.00	977.10	5.64	1,000.00	1,019.09	5.76	1.15%
Royce Select Fund	1,000.00	972.10	–	1,000.00	1,024.79	–	0.00%
Royce Value Fund	1,000.00	1,020.30	6.76	1,000.00	1,018.10	6.76	1.35%
Royce Value Plus Fund	1,000.00	946.10	5.69	1,000.00	1,018.94	5.91	1.18%
Royce Technology Value Fund	1,000.00	915.30	9.45	1,000.00	1,014.93	9.94	1.99%
Royce 100 Fund	1,000.00	1,002.90	7.40	1,000.00	1,017.41	7.45	1.49%
Royce Discovery Fund	1,000.00	985.90	7.34	1,000.00	1,017.41	7.45	1.49%
Royce Financial Services Fund	1,000.00	987.60	7.34	1,000.00	1,017.41	7.45	1.49%
Royce Dividend Value Fund	1,000.00	987.60	7.34	1,000.00	1,017.41	7.45	1.49%

Consultant Class

Pennsylvania Mutual Fund	1,000.00	1,020.50	9.42	1,000.00	1,015.47	9.39	1.88%
Royce Micro-Cap Fund	1,000.00	961.80	12.01	1,000.00	1,012.55	12.33	2.47%
Royce Premier Fund	1,000.00	993.20	10.87	1,000.00	1,013.88	10.99	2.20%
Royce Total Return Fund	1,000.00	1,010.60	10.52	1,000.00	1,014.33	10.54	2.11%
Royce TrustShares Fund(3)	1,000.00	945.10	12.01	1,000.00	1,012.45	12.42	2.49%
Royce Special Equity Fund	1,000.00	971.20	11.00	1,000.00	1,013.64	11.23	2.25%

82 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (CONTINUED)

				HYPOTHETICAL
		ACTUAL		(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/05	6/30/05	Period(1)	1/1/05	6/30/05	Period(1)	Ratio(2)

Institutional Class

Royce Micro-Cap Fund	$1,000.00	$967.00	$6.58	$1,000.00	$1,018.10	$6.76	1.35%
Royce Premier Fund	1,000.00	998.00	5.10	1,000.00	1,019.69	5.16	1.03%
Royce Total Return Fund	1,000.00	1,015.50	5.05	1,000.00	1,019.79	5.06	1.01%
Royce Opportunity Fund	1,000.00	967.80	5.07	1,000.00	1,019.64	5.21	1.04%
Royce Special Equity Fund	1,000.00	977.50	5.20	1,000.00	1,019.54	5.31	1.06%

Financial Intermediary Class

Royce Micro-Cap Fund	1,000.00	966.20	7.26	1,000.00	1,017.41	7.45	1.49%
Royce Premier Fund	1,000.00	997.30	6.39	1,000.00	1,018.40	6.46	1.29%
Royce Total Return Fund	1,000.00	1,014.90	6.44	1,000.00	1,018.40	6.46	1.29%
Royce Opportunity Fund	1,000.00	966.60	6.29	1,000.00	1,018.40	6.46	1.29%
Royce Special Equity Fund	1,000.00	976.00	6.61	1,000.00	1,018.10	6.76	1.35%

W Class

Royce Premier Fund	1,000.00	1,050.10	5.03	1,000.00	1,019.89	4.96	0.99%
Royce Total Return Fund	1,000.00	1,038.50	5.10	1,000.00	1,019.79	5.06	1.01%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days (to reflect the half year period).
(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.
(3)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

THE ROYCE FUNDS SEMIANNUAL REPORT 2005  |  83

NOTES TO PERFOMANCE AND OTHER IMPORTANT INFORMATION

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2005, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2005 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Russell 2500, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

The Funds invest primarily in securities of mid-, small- and/or micro-cap companies, that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects, ” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

84 | THE ROYCE FUNDS SEMIANNUAL REPORT 2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     At meetings held on June 20-21, 2005, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Select Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (the “Funds”) and the Investment Sub-Advisory Agreement with JHC Capital Management, LLC (“JHC Capital”) relating to Royce Technology Value Fund (“RTV”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each of the Funds with other mutual funds in their “peer group”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. The Board also reviewed information provided by JHC Capital regarding RTV. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as payments made to R&A or its affiliates relating to distribution of Fund shares, allocation of Fund brokerage fees, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A and JHC Capital. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements and the Investment Sub-Advisory Agreement, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds and Investment Sub-Advisory Agreement for RTV were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
     The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds’ over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of shareholders, establishing breakpoints for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R &A would continue to be suitable for each Fund. The trustees considered similar factors concerning JHC Capital and concluded that the scope of services provided by JHC Capital would be suitable for RTV.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of

THE ROYCE FUNDS SEMIANNUAL REPORT 2005 | 85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONT.)

performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess return by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. Except as described below, all of the Funds fell in the 1st or 2nd quartiles within their small-cap universe categories for the three and five-year periods ended December 31, 2004. Royce Opportunity Fund (“ROF”) placed in the 4th quartile for the three and five-year periods within Morningstar’s small value category. However, if Morningstar had used the small blend category for its peer comparison (ROF is currently in Morningstar’s small blend investment style box), ROF would place in the 2nd quartile for each period (its three and five-year Sharpe Ratios are almost identical to those of Royce Micro-Cap Fund). Royce Low-Priced Stock Fund (“RLP”) placed in the 4th quartile for the three-year period within its small blend category and approximately at the median within the small-cap fund universe, as its volatility (standard deviation) for the three-year period was higher than R&A would have expected. Its five-year results are in the 2nd quartile of both its category and the small-cap universe. Royce TrustShares Fund fell in the 3rd quartile for the three and five-year periods within its small blend category and approximately at the median within the small-cap universe. In addition to the Funds’ risk-adjusted performance the trustees also reviewed and considered each Funds’ absolute total returns, down-market performance and, for the Funds in existence for such periods, long-term performance records over periods of ten years or longer.
     The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement. The trustees reached similar conclusions for JHC Capital regarding the Investment Sub-Advisory Agreement for RTV.
     Cost of the services provided and profits realized by R &A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided. The trustees also received information on the costs of the services provided and profits realized by JHC Capital with respect to RTV and concluded that JHC Capital’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of sale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all Funds except Pennsylvania Mutual Fund (“PMF”) and Royce Select Funds (“RSF”) (PMF’s fee schedule already had breakpoints and RSF charges an all-inclusive performance fee) and that the contractual investment advisory fee rate for Royce Micro-Cap Fund and Royce Low-Priced Stock Fund had been reduced. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. Except as described below, the net expense ratios for the Funds ranked within the 1st and 2nd quartile among their peers, as selected by Morningstar. It was noted that RLP’s net expense ratio was in the 4th quartile of the Morningstar peer group, but excluding distribution fees for RLP and other funds in the peer group, and giving effect to the breakpoints in

86  |  THE ROYCE FUNDS SEMIANNUAL REPORT 2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (CONT.)

the investment advisory fee that went into effect in 2004 (Morningstar did not reflect this), RLP’s expense ratio is virtually equal to its Morningstar peer group average. Royce Select Fund (“RSF”) also had a net expense ratio in the 4th quartile of the Morningstar peer group, but the trustees noted that due to the unique nature of RSF’s expense structure, direct comparisons to other funds were not helpful. RSF pays an all-inclusive management fee equal to 12.5% of its pre-fee total return, measured using a high watermark test. It was noted that this methodology led to an expense ratio in the 1st quartile in 2002, and that RSF’s high watermark return in 2004 led to a high expense ratio that is not appropriate for peer analysis. It was noted that Royce TrustShares’ net expense ratio was in the 3rd quartile of its Morningstar peers due in large part to its small asset base, and that it should benefit to the extent assets grow. RTV’s expense ratio placed it in the 4th quartile of its Morningstar peers, but it was noted that RTV’s investment approach is significantly different from most of the funds in the Morningstar technology category, which invest in stocks having much larger market capitalizations. The trustees noted that the level of research necessary for a small-cap oriented bottom-up approach, as used by JHC Capital for RTV, is greater than necessary for larger-cap stocks. Royce Value Fund’s net expense ratio placed it in the 3rd quartile of the Morningstar peers due to its relatively low level of average net assets, and it was noted that R&A has capped the expenses of this Fund since its inception.
     The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to these other accounts.
     After the non-interested trustees deliberated in executive session, the entire Board, including all the non-interested trustees, approved the renewal of the existing Investment Advisory Agreements and the Investment Sub-Advisory Agreement, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

THE ROYCE FUNDS SEMIANNUAL REPORT 2005  |  87

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TheRoyceFunds

Wealth Of Experience
With approximately $20.6 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $87 million invested in The Royce Funds.

General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268 Shareholder Services (800) 841-1180 Automated Telephone Services (800) 78-ROYCE (787-6923)	Advisor Services
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

Broker/Dealer Services
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-RPT-0605

Item 2: Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5: Not Applicable.

Item 6: Schedule of Investments – See Item 1.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Submission of Matters to a Vote of Security Holders – None.

Item 10: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that, based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Registrant’s Disclosure Controls and Procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: August 23, 2005		Date: August 23, 2005